UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-07702_

Value Line Asset Allocation Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, Suite 1606, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2022

Date of reporting period: June 30, 2022

Item I. Reports to Stockholders.

(a)	A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/22 is included with this Form.

Semi-Annual Report
June 30, 2022
(Unaudited)
Equity Funds

Value Line Small Cap Opportunities Fund, Inc.
Investor Class (VLEOX)
Institutional Class (VLEIX)
Value Line Mid Cap Focused Fund, Inc.
Investor Class (VLIFX)
Institutional Class (VLMIX)
Value Line Select Growth Fund, Inc.
Investor Class (VALSX)
Institutional Class (VILSX)
Value Line Larger Companies Focused Fund, Inc.
Investor Class (VALLX)
Institutional Class (VLLIX)
Allocation Funds

Value Line Asset Allocation Fund, Inc.
Investor Class (VLAAX)
Institutional Class (VLAIX)
Value Line Capital Appreciation Fund, Inc.
Investor Class (VALIX)
Institutional Class (VLIIX)
Fixed Income

Value Line Core Bond Fund
Investor Class (VAGIX)
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This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

President’s Letter (unaudited)

Dear Fellow Shareholders:
On behalf of all of us here at Value Line Funds, I hope this semi-annual report finds you and your families safe and well.
As we continue through these challenging times, know that our long-term commitment to you, our Fund shareholders, remains unchanged. As such, we are pleased to present you with this semi-annual report for Value Line Mid Cap Focused Fund, Inc., Value Line Select Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Core Bond Fund (individually, a “Fund” and collectively, the “Funds”) for the six months ended June 30, 2022. Additionally, to streamline our operations and reduce shareholder expense, the fiscal year-end for Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) was changed from March 31st to December 31st, and so this newly-combined report also includes a review of these two Funds for the three months ended June 30, 2022.
During the semi-annual period, most broad U.S. equity and fixed income indices generated double-digit negative absolute returns, impacted by a variety of economic and market factors discussed below. Notably, while all seven equity, hybrid and fixed income Funds also posted negative absolute returns during their respective reporting periods, four of the seven outperformed their respective benchmark index on a relative basis. The semi-annual period was highlighted by several of the Value Line Funds being recognized for their long-term performance and/or attractive risk profiles.
•	Value Line Small Cap Opportunities Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and 10-year periods ended June 30, 2022 (small growth category), as measured by Morningtar.[1] Additionally, the Fund earned an overall five-star rating from Morningstar[2] in the small growth category among 582 funds as of June 30, 2022 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk rating of Low and an overall Return Rating of Above Average.[i]
•	Value Line Mid Cap Focused Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended June 30, 2022 (mid-cap growth category), as measured by Morningstar[1] ranking in the top 15% of its peer category in each of those time periods. Additionally, the Fund earned an overall five-star rating from Morningstar[2] in the mid-cap growth category among 532 funds as of June 30, 2022 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk Rating of Low and an overall Return Rating of High.ii
•	Value Line Select Growth Fund, Inc.* outpaced the category average return of its peers for the one-year and five-year periods ended June 30, 2022 (large growth category), as measured by Morningstar[1,2]. Morningstar gave the Fund an overall Risk Rating of Below Average.iii
•	Value Line Asset Allocation Fund, Inc.* outpaced the category average return of its peers for the one-, five- and ten-year periods ended June 30, 2022 (allocation 50% to 70% equity category), as measured by Morningstar.[1] Additionally, the Fund earned an overall four-star rating from Morningstar[2] in the allocation 50% to 70% equity category among 709 funds as of June 30, 2022 based on risk-adjusted returns. Morningstar gave the Fund an overall Return Rating of Above Average.iv
•	Value Line Core Bond Fund outpaced the category average return of its peers for the one-year period ended June 30, 2022 (intermediate core bond category), as measured by Morningstar.[1,v]
On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the reporting period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a Schedule of Investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2022, especially given the newsworthy events of the semi-annual period. With meaningful trends and developments during the first half of 2022 in several drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
During the six months ended June 30, 2022, U.S. economic data painted a mixed picture. On the one hand, the labor market remained strong, continuing to recover jobs lost in the COVID-19 pandemic at a rate of almost half a million jobs per month. The U.S. unemployment rate was near the pre-pandemic low at 3.6% at the end of the semi-annual period, and there were 1.9 job openings for every unemployed person. Retail sales also remained surprisingly robust, with spending by consumers increasing at an annualized rate of 1% in June 2022, exceeding economists’ expectations. Even new home sales in the U.S. were healthy, increasing 10.7% in May 2022 from the previous month to a seasonally-adjusted annual pace of 696,000, above market estimates of 588,000.
On the other hand, annualized U.S. Gross Domestic Product (GDP) growth posted a rate of -1.6% for the first quarter of 2022, and many policymakers see the second quarter of 2022 also running at a negative rate, which together would fit the technical definition of recession. Economic activity in the manufacturing and services sectors did continue to grow during the semi-annual period,

President’s Letter (unaudited) (continued)

achieving a 25th consecutive month of growth in June 2022, but materially slowed. The Institute for Supply Management (ISM) Manufacturing Survey read 53 in June, down from the prior month and the lowest reading since June 2020 largely due to ongoing supply-chain issues. Similarly, the ISM Services Index registered 55.3 in June 2022, albeit lower than the prior month and the lowest reading since May 2020.
Inflation was clearly the dominant theme of the economic narrative during the semi-annual period. The Consumer Price Index, a measure of inflation, rose to a high of 9.1% year over year in June 2022, the largest 12-month increase since the period ending November 1981. The core Consumer Price Index, which excludes food and energy, rose 5.9% over the last 12 months. The food index increased 10.4% for the 12 months ending June 2022, the largest 12-month increase since the period ending February 1981. The energy index rose 41.6% over the last year, the largest 12-month increase since the period ending April 1980. Perhaps at the forefront of individuals’ minds was gasoline prices. According to AAA, the Daily National Average of Gasoline Prices reached $5.02/gallon during June 2022, an increase of $1.73/gallon since the beginning of the calendar year. The Daily National Average of Gasoline Prices came down slightly to end the semi-annual period at $4.85/gallon.
The surprisingly high and persistent inflation data prompted the U.S. Federal Reserve (the Fed) to take an accelerated approach to raising short-term interest rates. Indeed, following a sustained period of near-zero interest rates, Fed officials hiked the targeted federal funds rate 25 basis points in March 2022 in the first U.S. rate increase since the end of 2018. (A basis point is 1/100th of a percentage point.) In May 2022, the Fed lifted the targeted federal funds rate by another 50 basis points, bringing it to a range between 0.75% and 1.00%. Then, in June 2022, Fed policymakers raised the targeted federal funds rate by 75 basis points to a range between 1.50% and 1.75%— the largest single rate increase since 1994—and signaled they would continue tightening monetary policy at an aggressive pace. In June, the Fed also maintained it was “strongly committed” to returning inflation to its 2% objective. The median dot plot projection at the end of June called for a federal funds rate midpoint of 3.4% by the end of 2022, an increase of 150 basis points since March 2022 and of 250 basis points since December 2021. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee (“FOMC”).)
Also during the semi-annual period, the Fed scaled back its large-scale asset purchase program in an effort to counteract increasing inflation, ending it entirely in March 2022. The Fed’s balance sheet had doubled during the COVID-19 pandemic from approximately $3.9 trillion to about $8.5 trillion to ensure financial market liquidity. In May 2022, the Fed announced it would start reducing the size of its balance sheet beginning June 1, 2022 but expected to maintain ample reserves to ensure it could continue to effectively control short-term interest rates. Since June 1, 2022, the Fed has progressively been phasing in a run-off cap of $95 billion. To ensure a gradual decline in the balance sheet, the monthly amounts of securities that were allowed to mature and not be replaced were capped and amounts above the cap would be reinvested and left on the balance sheet.
At its last meeting during the semi-annual period, the Fed stated, “The invasion of Ukraine by Russia is causing tremendous human and economic hardship. The invasion and related events are creating additional upward pressure on inflation and are weighing on global economic activity. In addition, COVID-related lockdowns in China are likely to exacerbate supply chain disruptions. The Committee is highly attentive to inflation risks.”
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, returned -19.96% during the six months ended June 30, 2022, its worst showing in the first half of a calendar year since 1970 and erasing nearly all the gains achieved in 2021. Inflationary pressures, shifting U.S. Fed policy, COVID-19 pandemic overhangs and ongoing war between Russia and Ukraine were the primary concerns pressuring the U.S. equity markets during the Reporting Period.
During the first quarter of 2022, the S&P 500® Index experienced its first quarterly decline since the first quarter of 2020. The dramatic repricing of the Fed interest rate hike path and accelerated expectations for a more aggressive balance sheet runoff phase due to concerns about elevated and persistent inflation pressures weighed on investor sentiment. Also, a resurgence in COVID-19 Omicron cases brought back supply-chain issues and worker shortages. Dampened corporate earnings momentum played into the bearish narrative for the U.S. equities markets. (Bearish refers to an expected downward movement in the prices of securities.) During the second quarter of 2022, the S&P 500® Index retreated significantly. Inflation, the Fed’s policy response and recession worries were at the core of investors’ worries, resulting in a broad risk-off, or heightened risk aversion, atmosphere. Geopolitical overhang also remained a concern, as it affected energy prices, leading to low consumer sentiment and potentially changing consumer spending trends.
Value stocks meaningfully outperformed growth stocks across the capitalization spectrum of the U.S. equity market for the semi-annual period ended June 30, 2022. Within the U.S. equity market, all segments declined, but small-cap stocks were weakest, followed closely by mid-cap stocks and then large-cap stocks. (All as measured by the FTSE Russell indices.3)
In the S&P 500® Index, 10 of the 11 sectors generated negative absolute total returns during the semi-annual period. Energy was the best relative performer, the only sector to produce a positive total return during the semi-annual period. Utilities, consumer staples and health care fell but still notably outpaced the broad S&P 500® Index. Conversely, consumer discretionary, communication services and information technology were the weakest performing sectors in the S&P 500® Index during the semi-annual period.

President’s Letter (unaudited) (continued)

The U.S. equity markets performed in line with the international equity markets during the semi-annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index3, respectively, posted semi-annual returns of -19.57% and -17.63%, respectively. As was the case for the U.S. equity markets, international equity markets, both developed and emerging, faced pressures from global concerns around rising inflation, planned interest rate hikes by the U.S. Fed, rising bond yields, valuation concerns, and Russia’s late February invasion of Ukraine. The geopolitical crisis also drove concerns around its impact on commodity prices—particularly in Europe. However, the corporate earnings season retained its overall strength. Other macroeconomic uncertainties included those around regulation in China,  the status of Chinese shares listed in the U.S., and slowing economic growth in China, all exacerbated by the imposition of lockdowns and manufacturing halts due to a rise in COVID-19 cases, leading, in turn, to further supply-chain issues. Japanese equities fell, as the yen significantly weakened against the U.S. dollar, driven by concerns surround a U.S. recession, currency markets and monetary policy. Inflation was also a headwind for Japan, with its inflation at the highest since 2008. Among developed international equity markets, all of the country constituents of the MSCI EAFE Index posted negative total returns during the semi-annual period. Notably, effective March 9, 2022, MSCI Inc. removed Russian securities from the MSCI Emerging Market Index after deeming the Russian equity market “uninvestable” amidst Russia’s invasion of Ukraine. MSCI Inc. announced the MSCI Russia Indexes would be reclassified to “standalone markets” instead of “emerging markets” across all of MSCI’s indexes “at a price that is effectively zero.”
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg US Aggregate Bond Index4, posted a return of -10.35% during the semi-annual period. The U.S. fixed income market suffered one of its worst-ever drawdowns during the first quarter of 2022, challenged by rising interest rates, as persistently high inflation shifted investor expectations about the scope and timing of Fed monetary policy action. Still, for the semi-annual period overall, the U.S. fixed income market significantly outperformed the broad U.S. equity market. Bond prices fell and yields rose across the yield curve, or spectrum of maturities, during the semi-annual period. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.)
For the semi-annual period overall, the yield on the three-month U.S. Treasury bill rose approximately 166 basis points, while the yield on the two-year U.S. Treasury note increased approximately 219 basis points, and the yield on the five-year U.S. Treasury note rose approximately 175 basis points. (A basis point is 1/100th of a percentage point.) The yield on the bellwether 10-year U.S. Treasury note increased approximately 146 basis points, and the yield on the 30-year U.S. Treasury bond rose approximately 124 basis points during the semi-annual period.  Yields rose primarily in response to rising inflation and the Fed’s interest rate hike path, which sought to contain that inflation. As investors feared an economic slowdown in reaction to the interest rate hikes, the yield curve flattened5, meaning the spread, or yield differential, between two-year and 30-year maturities narrowed during the semi-annual period.
Virtually all fixed income sectors recorded negative absolute returns during the semi-annual period. However, on a relative basis, U.S. corporate bonds, both high yield and investment grade, underperformed U.S. Treasury securities the most, as investors favored higher quality assets. For similar reasons, sovereign emerging markets debt also significantly underperformed U.S. Treasuries for the semi-annual period. Securitized bonds overall, including U.S. mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, modestly outperformed U.S. Treasury securities during the semi-annual period. Treasury inflation-protected securities, leveraged loans and municipal bonds, with the exception of high yield municipal bonds, also outpaced U.S. Treasury securities during the semi-annual period.

President’s Letter (unaudited) (continued)

***
Just as we remain focused on long-term, strategic investing through all market conditions, we encourage you to do so as well.
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy.  We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950—based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
To stay current with timely commentary and investment insights and/or if you would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
The opinions expressed herein are those of EULAV Asset Management and its investment team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Value Line Fund's investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research.
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling toll-free 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.
*	Data, rankings and ratings are based on the Investor Share Class of the Fund.
[1]	Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.
[2]	The Morningstar RatingTM for funds, or "star rating", is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product's monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.
[i]	For Value Line Small Cap Opportunities Fund, Inc.: Ranked by Morningstar in the 10th percentile for one-year (620 funds), 38th percentile for three-year (582 funds), 48th percentile for five-year (531 funds) and 28th percentile for 10-year (395 funds) periods ended June 30, 2022. All in the Morningstar small growth category. Five-star rating for 10-year (395 funds) and overall (582 funds) periods ended June 30, 2022 and four-star rating for 3-year (582 funds) and 5-year (531 funds) periods ended June 30, 2022. All in the Morningstar small growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended June 30, 2022. Morningstar Return: Average for the 3-year and 5-year periods ended June 30, 2022; Above Average for the 10-year and overall periods ended June 30, 2022.

President’s Letter (unaudited) (continued)

ii	For Value Line Mid Cap Focused Fund, Inc.: Ranked by Morningstar in the 1st percentile for one -year (605 funds), 15th percentile for three-year (532 funds), 7th percentile for five-year (493 funds) and 9th percentile for ten-year (380 funds) periods ended June 30, 2022. All in the Morningstar mid-cap growth category. Five-star rating for 3-year (532 funds); 5-year (493 funds); 10-year (380 funds) and overall (532 funds) periods ended June 30, 2022. All in the Morningstar mid-cap growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended June 30, 2022. Morningstar Return: Above Average for the 3-year period ended June 30, 2022; High for the 5-year, 10-year and overall periods ended June 30, 2022.
iii	For Value Line Select Growth Fund, Inc.: Ranked by Morningstar in the 7th percentile for one-year (1248 funds), 61st percentile for three-year (1138 funds), 36th percentile for five year (1052 funds) and 66th percentile for ten-year (787 funds) periods ended June 30, 2022. All in the Morningstar large growth category. Morningstar Risk: Below Average for the 3-year, 5-year, 10-year and overall periods ended June 30, 2022.
iv	For Value Line Asset Allocation Fund, Inc.: Ranked by Morningstar in the 43rd percentile for one-year (755 funds), 69th percentile for three-year (709 funds), 9th percentile for five-year (645 funds) and 10th percentile for 10-year (476 funds) periods ended June 30, 2022. All in the Morningstar allocation 50% to 70% equity category. Two-star rating for 3-year (709 funds) period ended June 30, 2022; five-star rating for 5-year (645 funds) and 10-year (476 funds) periods ended June 30, 2022; and four-star rating for overall (709 funds) period ended June 30, 2022. All in the allocation 50% to 70% equity category. Morningstar Return: Average for the 3-year period ended June 30, 2022; High for the 5-year and 10-year periods ended June 30, 2022; and Above Average for the overall period ended June 30, 2022.
[v]	For Value Line Core Bond Fund: Ranked by Morningstar in the 42nd percentile for one-year (440 funds), 90th percentile for three-year (396 funds), 90th percentile for five-year (359 funds) and 70th percentile for 10-year (264 funds) periods ended June 30, 2022. All in the Morningstar intermediate core bond category.
[3]	The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 27 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.
[4]	The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.
[5]	A flattening yield curve is one in which the differential between yields on shorter-term and longer-term maturities narrows. A steepening yield curve is one in which longer-term yields are increasingly higher than shorter-term yields.

VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Shareholders of Value Line Small Cap Opportunities Fund, Inc. (the “Fund”) received an annual report covering the 12 months ended March 31, 2022. The fiscal year-end of the Fund was subsequently changed from March 31st to December 31st. As such, below, Fund portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the three months ended June 30, 2022 (the “reporting period”).
How did the Fund perform during the reporting period?
The Fund’s Investor Class generated a total return of -12.57% during the three months ended June 30, 2022. This compares to the -17.20% return of the Fund’s benchmark, the Russell 2000® Index1, during the same reporting period.
What key factors were responsible for the Fund’s performance during the reporting period?
While absolute returns disappointed, the Fund significantly outperformed the Russell 2000® Index on a relative basis during the three-month reporting period due primarily to stock selection. Sector allocation detracted modestly from relative results during the reporting period.
Further, during the reporting period, higher-quality stocks outpaced lower-quality, more speculative stocks within the broad U.S. equity market, as economic uncertainty and market volatility persisted. The Fund held more higher-quality stocks on average than did the Russell 2000® Index, supporting its outperformance during a down market.
Which equity market sectors most significantly affected Fund performance?
Relative to the Russell 2000® Index, effective stock selection in and having an overweighted exposure to the comparatively strongly performing industrials sector contributed most positively to the Fund’s results. The Fund also benefited from strong individual stock selection in the information technology, health care and consumer discretionary sectors. Only partially offsetting these positive contributors was the dampening effect of having no holdings in two relatively strong sectors—utilities and energy.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most positively to the Fund’s relative results were insurance company RLI, data analytics and digital operations company ExlService Holdings and physical and occupational therapy clinics operator U.S. Physical Therapy. Each of these companies’ share price gained during the reporting period, in each case because of stronger than expected operating results.
Which stocks detracted significantly from the Fund’s performance during the reporting period?
During the reporting period, among the stocks that detracted most from the Fund’s relative performance were positions in software-as-a-service company Workiva, energy control systems manufacturer for the aerospace and industrial segments Woodward and security data and analytics solutions provider Rapid7. Each of these stocks posted a substantial double-digit negative return, in each case because of weaker than expected operating results.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives as part of its strategy during the reporting period.
Did the Fund make any significant purchases or sales during the reporting period?
We added no new holdings to the Fund’s portfolio during the reporting period. Conversely, we eliminated 10 holdings we believed were no longer achieving the consistent earnings growth we seek. Among the positions sold were automotive seating supplier Adient, human interface hardware and software developer Synaptics and  technology and analytics company focused on providing online financial services Enova International.
Were there any notable changes in the Fund’s sector weightings during the reporting period?
There were no notable changes in the Fund’s sector weightings relative to the Russell 2000® Index during the reporting period.

VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC. (continued)

How was the Fund positioned relative to its benchmark index at the end of June 2022?
As of June 30, 2022, the Fund was overweighted relative to the Russell 2000® Index in the industrials, information technology, materials and consumer discretionary sectors. The Fund was underweighted relative to the Russell 2000® Index in the health care, financials and communication services sectors and had a rather neutral exposure relative to the Russell 2000® Index in consumer staples on the same date. The Fund had no exposure to the energy. real estate or utilities sectors on June 30, 2022.
What is your tactical view and strategy for the months ahead?
As always, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the stocks of these companies tend to be less volatile than the average small-cap stock, and therefore the Fund has historically provided a smoother ride to investors than its peer group average. At the same time, however, past performance is no guarantee of future results, and small-cap stocks in general are often more volatile than larger-cap stocks. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.
[1]	The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at June 30, 2022 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
RLI Corp.	131,900	$15,378,221	4.2%
Exponent, Inc.	163,700	14,973,639	4.1%
Churchill Downs, Inc.	76,200	14,594,586	4.0%
ExlService Holdings, Inc.	86,200	12,699,846	3.5%
SPS Commerce, Inc.	104,500	11,813,725	3.2%
ePlus, Inc.	186,600	9,912,192	2.7%
J&J Snack Foods Corp.	69,900	9,762,234	2.7%
RBC Bearings, Inc.	52,500	9,709,875	2.6%
Chemed Corp.	19,000	8,918,410	2.4%
Woodward, Inc.	93,000	8,601,570	2.3%

Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investments In Securities*

*	Excludes short-term investments, if any.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at June 30, 2022 (unaudited) (continued)

Performance Data: **
Average Annual Total Returns (For periods ended 6/30/2022)
	3 Mos	1 Yr	5 Yrs	10 Yrs	Since Inception 6/23/1993
Investor Class
Value Line Small Cap Opportunities Fund, Inc.	(12.57%)	(17.81%)	8.16%	11.25%	10.97%
Russell 2000® Index***	(17.20%)	(25.20%)	5.17%	9.35%	8.64%
	3 Mos	1 Yr	5 Yrs		Since Inception 11/2/2015
Institutional Class
Value Line Small Cap Opportunities Fund, Inc.	(12.52%)	(17.61%)	8.43%		9.08%
Russell 2000® Index***	(17.20%)	(25.20%)	5.17%		7.05%
**	The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestment of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
***	The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.

Value Line Small Cap Opportunities Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS 97.0%
CONSUMER DISCRETIONARY 12.5%
	APPAREL 1.0%
71,700	Crocs, Inc.(1)	$ 3,489,639
	AUTO PARTS & EQUIPMENT 0.5%
16,500	Visteon Corp.(1)	1,709,070
	COMMERCIAL SERVICES 1.0%
89,900	Monro, Inc.	3,854,912
	ENGINEERING & CONSTRUCTION 1.1%
24,400	TopBuild Corp.(1)	4,078,704
	ENTERTAINMENT 4.0%
76,200	Churchill Downs, Inc.	14,594,586
	HOME BUILDERS 1.8%
20,800	Cavco Industries, Inc.(1)	4,076,592
24,000	LCI Industries	2,685,120
		6,761,712
	HOUSEHOLD PRODUCTS 1.0%
23,000	Helen of Troy Ltd.(1)	3,735,430
	LEISURE TIME 0.8%
42,700	Planet Fitness, Inc. Class A(1)	2,904,027
	RETAIL 1.3%
12,500	Signet Jewelers Ltd.	668,250
34,600	Texas Roadhouse, Inc.	2,532,720
21,800	Wingstop, Inc.	1,629,986
		4,830,956
		45,959,036
CONSUMER STAPLES 3.7%
	COMMERCIAL SERVICES 0.3%
6,800	Medifast, Inc.	1,227,468
	FOOD 3.4%
48,700	Calavo Growers, Inc.	2,031,764
69,900	J&J Snack Foods Corp.	9,762,234
5,600	Lancaster Colony Corp.	721,168
		12,515,166
		13,742,634
FINANCIALS 10.3%
	BANKS 3.2%
206,496	First Financial Bankshares, Inc.	8,109,098
38,900	Walker & Dunlop, Inc.	3,747,626
		11,856,724
	DIVERSIFIED FINANCIALS 1.7%
5,300	LendingTree, Inc.(1)	232,246
104,422	Stifel Financial Corp.	5,849,720
		6,081,966
	INSURANCE 5.4%
18,200	Primerica, Inc.	2,178,358
131,900	RLI Corp.	15,378,221
27,300	Selective Insurance Group, Inc.	2,373,462
		19,930,041
		37,868,731
Shares		Value
COMMON STOCKS 97.0% (continued)
HEALTHCARE 13.7%
	COMMERCIAL SERVICES 1.2%
40,651	AMN Healthcare Services, Inc.(1)	$ 4,459,821
	HEALTHCARE PRODUCTS 5.7%
22,700	CONMED Corp.	2,173,752
21,300	ICU Medical, Inc.(1)	3,501,507
20,300	iRhythm Technologies, Inc.(1)	2,193,009
220,462	Neogen Corp.(1)	5,310,930
56,200	Omnicell, Inc.(1)	6,392,750
5,574	STERIS PLC	1,149,080
		20,721,028
	HEALTHCARE SERVICES 6.8%
19,000	Chemed Corp.	8,918,410
71,300	Ensign Group, Inc.	5,238,411
15,900	Medpace Holdings, Inc.(1)	2,379,753
77,800	US Physical Therapy, Inc.	8,495,760
		25,032,334
		50,213,183
INDUSTRIALS 31.6%
	AEROSPACE/DEFENSE 1.2%
31,000	Aerojet Rocketdyne Holdings, Inc.(1)	1,258,600
50,300	Mercury Systems, Inc.(1)	3,235,799
		4,494,399
	BUILDING MATERIALS 4.6%
123,700	AAON, Inc.	6,773,812
26,500	Lennox International, Inc.	5,474,635
64,000	Trex Co., Inc.(1)	3,482,880
41,000	Zurn Water Solutions Corp.	1,116,840
		16,848,167
	COMMERCIAL SERVICES 3.9%
15,900	ASGN, Inc.(1)	1,434,975
36,200	FTI Consulting, Inc.(1)	6,546,770
21,200	Insperity, Inc.	2,116,396
53,700	TriNet Group, Inc.(1)	4,168,194
		14,266,335
	COMPUTERS 0.4%
5,300	CACI International, Inc. Class A(1)	1,493,434
	DISTRIBUTION/WHOLESALE 0.5%
16,500	SiteOne Landscape Supply, Inc.(1)	1,961,355
	ELECTRICAL EQUIPMENT 0.9%
58,100	EnerSys	3,425,576
	ELECTRONICS 2.3%
93,000	Woodward, Inc.	8,601,570
	ENGINEERING & CONSTRUCTION 4.5%
16,000	Dycom Industries, Inc.(1)	1,488,640
163,700	Exponent, Inc.	14,973,639
		16,462,279
	FOOD SERVICE 1.0%
198,800	Healthcare Services Group, Inc.	3,461,108
	HAND/MACHINE TOOLS 0.3%
9,141	Regal Rexnord Corp.	1,037,686

See Notes to Financial Statements.

June 30, 2022

Shares		Value
COMMON STOCKS 97.0% (continued)
INDUSTRIALS 31.6% (continued)
	MACHINERY - DIVERSIFIED 3.8%
23,300	Applied Industrial Technologies, Inc.	$ 2,240,761
13,500	Kadant, Inc.	2,461,725
37,600	Toro Co.	2,849,704
53,147	Watts Water Technologies, Inc. Class A	6,528,578
		14,080,768
	METAL FABRICATE/HARDWARE 2.6%
52,500	RBC Bearings, Inc.(1)(2)	9,709,875
	MISCELLANEOUS MANUFACTURERS 2.7%
19,400	Carlisle Cos., Inc.	4,629,034
26,400	EnPro Industries, Inc.	2,162,952
27,600	John Bean Technologies Corp.	3,047,592
		9,839,578
	RETAIL 0.5%
34,400	Rush Enterprises, Inc. Class A	1,658,080
	TEXTILES 0.8%
16,200	Unifirst Corp.	2,789,316
	TRANSPORTATION 1.3%
33,800	Landstar System, Inc.	4,915,196
	TRUCKING & LEASING 0.3%
11,500	GATX Corp.	1,082,840
		116,127,562
INFORMATION TECHNOLOGY 20.2%
	COMMERCIAL SERVICES 0.6%
36,600	Alarm.com Holdings, Inc.(1)	2,264,076
	COMPUTERS 5.8%
86,200	ExlService Holdings, Inc.(1)	12,699,846
35,900	MAXIMUS, Inc.	2,244,109
21,700	Qualys, Inc.(1)	2,737,238
51,400	Rapid7, Inc.(1)	3,433,520
		21,114,713
	ELECTRICAL EQUIPMENT 0.6%
9,200	Littelfuse, Inc.	2,337,168
	ELECTRONICS 1.2%
51,100	Itron, Inc.(1)	2,525,873
21,400	TD SYNNEX Corp.	1,949,540
		4,475,413
	INTERNET 2.7%
186,600	ePlus, Inc.(1)	9,912,192
	MISCELLANEOUS MANUFACTURERS 0.6%
26,200	Fabrinet(1)	2,124,820
	SOFTWARE 8.7%
10,300	ACI Worldwide, Inc.(1)	266,667
15,700	Concentrix Corp.	2,129,548
Shares		Value
COMMON STOCKS 97.0% (continued)
INFORMATION TECHNOLOGY 20.2% (continued)
	SOFTWARE 8.7% (continued)
54,700	Everbridge, Inc.(1)	$ 1,525,583
83,900	Five9, Inc.(1)	7,646,646
47,100	LivePerson, Inc.(1)	665,994
104,500	SPS Commerce, Inc.(1)	11,813,725
76,400	Workiva, Inc.(1)	5,041,636
39,300	Ziff Davis, Inc.(1)	2,929,029
		32,018,828
		74,247,210
MATERIALS 5.0%
	CHEMICALS 2.3%
30,300	Balchem Corp.	3,931,122
26,700	Quaker Chemical Corp.(2)	3,992,184
6,800	Sensient Technologies Corp.	547,808
		8,471,114
	PACKAGING & CONTAINERS 2.7%
28,200	AptarGroup, Inc.	2,910,522
172,600	Silgan Holdings, Inc.	7,137,010
		10,047,532
		18,518,646
TOTAL COMMON STOCKS (Cost $221,627,638)		356,677,002
SHORT-TERM INVESTMENTS 3.6%
	MONEY MARKET FUNDS 3.6%
11,588,499	State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.43%(3)	11,588,499
1,508,943	State Street Navigator Securities Lending Government Money Market Portfolio(4)	1,508,943
		13,097,442
TOTAL SHORT-TERM INVESTMENTS (Cost $13,097,442)		13,097,442
TOTAL INVESTMENTS IN SECURITIES 100.6% (Cost $234,725,080)		$369,774,444
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (0.6)%		(2,039,071)
NET ASSETS 100.0%		$367,735,373

(1)	Non-income producing.
(2)	A portion or all of the security was held on loan. As of June 30, 2022, the market value of the securities on loan was $3,388,891.
(3)	Rate reflects 7 day yield as of June 30, 2022.
(4)	Securities with an aggregate market value of $3,388,891 were out on loan in exchange for $1,508,943 of cash collateral as of June 30, 2022. The collateral was invested in a cash collateral reinvestment vehicle.

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

The following table summarizes the inputs used to value the Fund's investments in securities as of June 30, 2022 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$356,677,002	$—	$—	$356,677,002
Short-Term Investments	13,097,442	—	—	13,097,442
Total Investments in Securities	$369,774,444	$—	$—	$369,774,444

*	See Schedule of Investments for further breakdown by category.
See Notes to Financial Statements.

VALUE LINE MID CAP FOCUSED FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Mid Cap Focused Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2022.
How did the Fund perform during the semi-annual period?
The Fund’s Investor Class generated a total return of -16.81% during the six months ended June 30, 2022. This compares to the -19.96% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
While absolute returns disappointed, the Fund outperformed the S&P 500® Index on a relative basis during the six-month reporting period, driven by a combination of stock selection and sector allocation decisions overall. Such decisions more than offset the relative disadvantage the Fund faced, as the semi-annual period was one wherein value stocks beat growth stocks across the capitalization spectrum of the U.S. equity market, and the Fund emphasizes growth over value.
Which equity market sectors most significantly affected Fund performance?
The Fund was helped most by effective stock selection in the financials sector. The Fund held three stocks in the financials sector, each in the insurance industry and each of which registered gains, while the S&P 500® Index was hit hard by double-digit percentage losses in nearly all the bank industry stocks. Further boosting the Fund’s relative results was effective stock selection in the information technology sector. Having no exposure at all to communication services, which was the second-weakest performing sector in the S&P 500® Index during the semi-annual period, also helped.
These positive contributors were only partially offset by weak stock selection in the health care sector, which detracted. Further dampening the Fund’s relative results was its lack of exposure to energy and utilities and its underweighted exposure to consumer staples—the three strongest sectors in the S&P 500® Index during the semi-annual period.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were its three insurance company holdings—W.R. Berkley, American Financial Group and Arch Capital Group, which each enjoyed share price gains during the semi-annual period because of stronger than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the Fund was hurt most by positions in swimming pool supplies and equipment distributor Pool, integrated information management solutions and services provider for the public sector Tyler Technologies and engineering simulation software and services company ANSYS. Each of these companies experienced a substantial double-digit share price decline during the semi-annual period because of a less favorable financial and operating environment.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
New positions added to the Fund’s portfolio during the semi-annual period were medical equipment company STERIS, corporate identity uniforms and related business services provider Cintas and software engineering and information technology consulting services provider EPAM Systems. In our view, each demonstrated attractive and consistent growth in earnings and stock price during the past decade.
Conversely, we eliminated from the Fund’s portfolio positions in household products manufacturer Church & Dwight and packaging products manufacturer Ball Corp. We sold the positions because we believed these companies were no longer generating the type of long-term growth we seek. This focused Fund ended the semi-annual period with 30 holdings in its portfolio as compared to 29 at the start of the calendar year.

VALUE LINE MID CAP FOCUSED FUND, INC. (continued)

Were there any notable changes in the Fund’s weightings during the six-month period?
We shifted during the semi-annual period from having an overweight to a rather neutral position in materials, from a relatively neutral to overweight position in financials, and from a rather neutral to underweight position in consumer staples relative to the S&P 500® Index.
How was the Fund positioned relative to its benchmark index at the end of June 2022?
As of June 30, 2022, the Fund was overweighted relative to the S&P 500® Index in the industrials, information technology and financials sectors. The Fund was underweighted relative to the S&P 500® Index in the consumer discretionary, health care and consumer staples sectors and was rather neutrally weighted relative to the Index in the materials and real estate sectors on the same date. On June 30, 2022, the Fund held no positions at all in the energy, communication services or utilities sectors.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at June 30, 2022 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Teledyne Technologies, Inc.	63,100	$23,669,441	5.8%
Cadence Design Systems, Inc.	149,600	22,444,488	5.5%
Berkley (W.R.) Corp.	321,288	21,931,119	5.4%
American Financial Group, Inc.	154,992	21,514,440	5.3%
Pool Corp.	53,600	18,825,928	4.6%
Arch Capital Group, Ltd.	409,400	18,623,606	4.5%
Chemed Corp.	37,700	17,696,003	4.3%
Gartner, Inc.	72,800	17,605,224	4.3%
Fair Isaac Corp.	39,900	15,995,910	3.9%
TransDigm Group, Inc.	28,400	15,241,428	3.7%

Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investments In Securities*

*	Excludes short-term investments, if any.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at June 30, 2022 (unaudited) (continued)

Performance Data: **
Average Annual Total Returns (For periods ended 6/30/2022)
	6 Mos	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 3/1/1950
Investor Class
Value Line Mid Cap Focused Fund, Inc.	(16.81%)	(7.55%)	8.22%	12.62%	13.22%	10.00%
S&P 500® Index***	(19.96%)	(10.62%)	10.60%	11.31%	12.96%	9.73%
	6 Mos	1 Yr	3 Yrs			Since Inception 8/14/2017
Institutional Class
Value Line Mid Cap Focused Fund, Inc.	(16.72%)	(7.31%)	8.48%			13.22%
S&P 500® Index***	(19.96%)	(10.62%)	10.60%			11.50%
**	The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestments of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
***	The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

Value Line Mid Cap Focused Fund, Inc.
Schedule of Investments (unaudited)
June 30, 2022

Shares		Value
COMMON STOCKS 95.8%
CONSUMER DISCRETIONARY 8.0%
	DISTRIBUTION/WHOLESALE 4.6%
53,600	Pool Corp.	$ 18,825,928
	ENTERTAINMENT 3.4%
72,195	Churchill Downs, Inc.	13,827,508
		32,653,436
CONSUMER STAPLES 2.0%
	FOOD 2.0%
59,800	J&J Snack Foods Corp.	8,351,668
FINANCIALS 15.2%
	INSURANCE 15.2%
154,992	American Financial Group, Inc.	21,514,440
409,400	Arch Capital Group, Ltd.(1)	18,623,606
321,288	Berkley (W.R.) Corp.	21,931,119
		62,069,165
HEALTHCARE 10.9%
	ELECTRONICS 3.6%
12,800	Mettler-Toledo International, Inc.(1)	14,704,256
	HEALTHCARE PRODUCTS 3.0%
17,200	Cooper Cos., Inc.	5,385,664
32,200	STERIS PLC	6,638,030
		12,023,694
	HEALTHCARE SERVICES 4.3%
37,700	Chemed Corp.	17,696,003
		44,423,953
INDUSTRIALS 20.4%
	AEROSPACE/DEFENSE 5.8%
63,583	HEICO Corp.	8,337,003
28,400	TransDigm Group, Inc.(1)	15,241,428
		23,578,431
	BUILDING MATERIALS 3.1%
61,800	Lennox International, Inc.	12,767,262
	COMMERCIAL SERVICES 4.3%
25,000	Cintas Corp.	9,338,250
231,049	Rollins, Inc.	8,068,231
		17,406,481
	ENGINEERING & CONSTRUCTION 3.0%
134,900	Exponent, Inc.	12,339,303
	ENVIRONMENTAL CONTROL 2.3%
77,750	Waste Connections, Inc.	9,637,890
	SOFTWARE 1.9%
19,400	Roper Technologies, Inc.	7,656,210
		83,385,577
Shares		Value
COMMON STOCKS 95.8% (continued)
INFORMATION TECHNOLOGY 33.5%
	AEROSPACE/DEFENSE 5.8%
63,100	Teledyne Technologies, Inc.(1)	$ 23,669,441
	COMMERCIAL SERVICES 4.3%
72,800	Gartner, Inc.(1)	17,605,224
	COMPUTERS 3.9%
136,400	CGI, Inc.(1)	10,865,624
16,300	EPAM Systems, Inc.(1)	4,804,914
		15,670,538
	SOFTWARE 19.5%
45,400	ANSYS, Inc.(1)	10,863,766
149,600	Cadence Design Systems, Inc.(1)	22,444,488
39,900	Fair Isaac Corp.(1)	15,995,910
35,800	Fiserv, Inc.(1)	3,185,126
66,708	Jack Henry & Associates, Inc.	12,008,774
45,300	Tyler Technologies, Inc.(1)	15,061,344
		79,559,408
		136,504,611
MATERIALS 2.6%
	PACKAGING & CONTAINERS 2.6%
100,700	AptarGroup, Inc.	10,393,247
REAL ESTATE 3.2%
	REITS 3.2%
183,300	Equity Lifestyle Properties, Inc. REIT	12,917,151
TOTAL COMMON STOCKS (Cost $274,106,790)		390,698,808
SHORT-TERM INVESTMENTS 4.0%
	MONEY MARKET FUNDS 4.0%
16,451,808	State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.43%(2)	16,451,808
TOTAL SHORT-TERM INVESTMENTS (Cost $16,451,808)		16,451,808
TOTAL INVESTMENTS IN SECURITIES 99.8% (Cost $290,558,598)		$407,150,616
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES 0.2%		745,143
NET ASSETS 100.0%		$407,895,759

(1)	Non-income producing.
(2)	Rate reflects 7 day yield as of June 30, 2022.

REITs	Real Estate Investment Trusts.

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

The following table summarizes the inputs used to value the Fund's investments in securities as of June 30, 2022 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$390,698,808	$—	$—	$390,698,808
Short-Term Investments	16,451,808	—	—	16,451,808
Total Investments in Securities	$407,150,616	$—	$—	$407,150,616

*	See Schedule of Investments for further breakdown by category.
See Notes to Financial Statements.

VALUE LINE SELECT GROWTH FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Select Growth Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2022.
How did the Fund perform during the semi-annual period?
The Fund’s Investor Class generated a total return of -23.01% during the six months ended June 30, 2022. This compares to the -19.96% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund underperformed the S& P 500® Index during the six-month reporting period, driven by a combination of stock selection and sector allocation decisions overall. Further, the semi-annual period was one wherein value stocks beat growth stocks across the capitalization spectrum of the U.S. equity market. This put the Fund at a relative disadvantage, as the Fund emphasizes growth over value.
Which equity market sectors most significantly affected Fund performance?
The Fund was hurt most by stock selection in the health care sector. Whereas the S&P 500® Index benefited from gains in the leading pharmaceutical companies, such as Johnson & Johnson and Merck, the Fund instead held health care laggards, such as IDEXX Laboratories and Danaher. Further detracting from the Fund’s relative results was its lack of exposure to energy, the strongest sector by far in the S&P 500® Index during the semi-annual period. To a lesser extent, weak stock selection in the financials and consumer staples sector also dampened the Fund’s relative results.
Only partially offsetting these detractors was the positive contribution made by having only a small exposure to consumer discretionary and having no exposure at all to communication services, the two weakest sectors in the S&P 500® Index during the semi-annual period. Further boosting the Fund’s relative results was effective stock selection in and having an overweighting to the industrials sector, which posted negative absolute returns but outpaced the S&P 500® Index on a relative basis during the semi-annual period.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
The most significant detractors from the Fund’s performance were positions in information technology services and consulting firm Accenture, diagnostics provider for veterinary, food and water testing applications IDEXX Laboratories and software and technology services firm Intuit. Each significantly lagged the S&P 500® Index during the semi-annual period because investors reduced their expectations to account for a less favorable financial and operating environment.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were those in which it held no position—namely, Facebook parent company Meta Platforms, e-commerce behemoth Amazon.com and three-dimensional graphics processors developer NVIDIA. Not holding these stocks helped because they were the top three detractors from the S&P 500® Index during the semi-annual period.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
During the semi-annual period, we established a new Fund position in insurance and professional services firm Marsh & McLennan, which, in our view, continues to deliver consistent, attractive long-term growth in both earnings and stock price. We also added substantially to the Fund’s position in Intercontinental Exchange, which operates regulated exchanges, clearing houses and listings venues for commodity, financial, fixed income and equity markets around the world, based on our view of its similarly strong long-term track record.

VALUE LINE SELECT GROWTH FUND, INC. (continued)

Conversely, we eliminated the Fund’s positions in American Tower, a wireless and broadcast communications infrastructure real estate investment trust, and HEICO, an aerospace and electronics company. We believed each was no longer generating the consistent long-term growth we seek. Also, within the financial information services industry, Fund holding IHS Markit was acquired by another Fund holding, S&P Global, during the semi-annual period. The Fund had 30 holdings in its portfolio as of June 30, 2022, as compared to 32 at the start of the semi-annual period.
Were there any notable changes in the Fund’s weightings during the six-month period?
The only notable change in the Fund’s sector weightings relative to the S&P 500® Index during the six-month period ended June 30, 2022 was a shift from an underweight to a rather neutral position in financials.
How was the Fund positioned relative to its benchmark index at the end of June 2022?
As of June 30, 2022, the Fund was overweighted relative to the S&P 500® Index in the industrials, information technology and health care sectors. The Fund was underweighted relative to the S&P 500® Index in the consumer staples, consumer discretionary, materials and real estate sectors and held a rather neutral position in financials. The Fund had no allocations to the energy, communication services or utilities sectors on the same date.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Select Growth Fund, Inc.
Portfolio Highlights at June 30, 2022 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Danaher Corp.	103,700	$26,290,024	7.3%
Accenture PLC	89,200	24,766,380	6.9%
Thermo Fisher Scientific, Inc.	43,000	23,361,040	6.5%
Cintas Corp.	57,177	21,357,325	5.9%
S&P Global, Inc.	62,773	21,158,267	5.9%
Roper Technologies, Inc.	43,069	16,997,181	4.7%
Costco Wholesale Corp.	35,300	16,918,584	4.7%
MasterCard, Inc.	49,900	15,742,452	4.4%
Union Pacific Corp.	72,800	15,526,784	4.3%
Salesforce.com, Inc.	90,400	14,919,616	4.1%

Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investments In Securities*

*	Excludes short-term investments, if any.

Value Line Select Growth Fund, Inc.
Portfolio Highlights at June 30, 2022 (unaudited) (continued)

Performance Data: **
Average Annual Total Returns (For periods ended 6/30/2022)
	6 Mos	1 Yr	5 Yrs	10 Yrs	Since Inception 5/30/1956
Investor Class
Value Line Select Growth Fund, Inc.	(23.01%)	(11.65%)	12.11%	12.01%	9.57%
S&P 500® Index***	(19.96%)	(10.62%)	11.31%	12.96%	9.73%
	6 Mos	1 Yr			Since Inception 5/1/2020
Institutional Class
Value Line Select Growth Fund, Inc.	(22.90%)	(11.42%)			11.43%
S&P 500® Index***	(19.96%)	(10.62%)			11.50%
**	The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestments of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
***	The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

Value Line Select Growth Fund, Inc.
Schedule of Investments (unaudited)
June 30, 2022

Shares		Value
COMMON STOCKS 99.2%
CONSUMER DISCRETIONARY 1.9%
	RETAIL 1.9%
120,600	TJX Cos., Inc.	$ 6,735,510
CONSUMER STAPLES 4.7%
	RETAIL 4.7%
35,300	Costco Wholesale Corp.	16,918,584
FINANCIALS 11.3%
	COMMERCIAL SERVICES 5.9%
62,773	S&P Global, Inc.	21,158,267
	DIVERSIFIED FINANCIALS 2.7%
103,989	Intercontinental Exchange, Inc.	9,779,126
	INSURANCE 2.7%
12,000	Aon PLC Class A	3,236,160
42,800	Marsh & McLennan Cos., Inc.	6,644,700
		9,880,860
		40,818,253
HEALTHCARE 17.4%
	ELECTRONICS 0.5%
1,700	Mettler-Toledo International, Inc.(1)	1,952,909
	HEALTHCARE PRODUCTS 16.9%
103,700	Danaher Corp.	26,290,024
24,400	IDEXX Laboratories, Inc.(1)	8,557,812
13,000	Stryker Corp.	2,586,090
43,000	Thermo Fisher Scientific, Inc.	23,361,040
		60,794,966
		62,747,875
INDUSTRIALS 23.1%
	AEROSPACE/DEFENSE 3.4%
22,400	TransDigm Group, Inc.(1)	12,021,408
	COMMERCIAL SERVICES 5.9%
57,177	Cintas Corp.	21,357,325
	ENVIRONMENTAL CONTROL 4.8%
81,800	Republic Services, Inc.	10,705,166
51,700	Waste Connections, Inc.	6,408,732
		17,113,898
	SOFTWARE 4.7%
43,069	Roper Technologies, Inc.	16,997,181
	TRANSPORTATION 4.3%
72,800	Union Pacific Corp.	15,526,784
		83,016,596
Shares		Value
COMMON STOCKS 99.2% (continued)
INFORMATION TECHNOLOGY 39.1%
	AEROSPACE/DEFENSE 3.9%
37,800	Teledyne Technologies, Inc.(1)	$ 14,179,158
	COMPUTERS 6.9%
89,200	Accenture PLC Class A	24,766,380
	DIVERSIFIED FINANCIALS 4.4%
49,900	MasterCard, Inc. Class A	15,742,452
	SOFTWARE 23.9%
18,000	Adobe, Inc.(1)	6,589,080
12,400	ANSYS, Inc.(1)	2,967,196
72,000	Cadence Design Systems, Inc.(1)	10,802,160
54,600	Fidelity National Information Services, Inc.	5,005,182
140,800	Fiserv, Inc.(1)	12,526,976
34,400	Intuit, Inc.	13,259,136
90,400	Salesforce.com, Inc.(1)	14,919,616
28,639	ServiceNow, Inc.(1)	13,618,417
20,800	Synopsys, Inc.(1)	6,316,960
		86,004,723
		140,692,713
MATERIALS 1.7%
	CHEMICALS 1.7%
38,800	Ecolab, Inc.	5,965,888
TOTAL COMMON STOCKS (Cost $193,422,738)		356,895,419
SHORT-TERM INVESTMENTS 0.9%
	MONEY MARKET FUNDS 0.9%
3,285,367	State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.43%(2)	3,285,367
TOTAL SHORT-TERM INVESTMENTS (Cost $3,285,367)		3,285,367
TOTAL INVESTMENTS IN SECURITIES 100.1% (Cost $196,708,105)		$360,180,786
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (0.1)%		(407,041)
NET ASSETS 100.0%		$359,773,745

(1)	Non-income producing.
(2)	Rate reflects 7 day yield as of June 30, 2022.

The following table summarizes the inputs used to value the Fund's investments in securities as of June 30, 2022 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$356,895,419	$—	$—	$356,895,419
Short-Term Investments	3,285,367	—	—	3,285,367
Total Investments in Securities	$360,180,786	$—	$—	$360,180,786

*	See Schedule of Investments for further breakdown by category.
See Notes to Financial Statements.

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Larger Companies Focused Fund, Inc. portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the six months ended June 30, 2022.
How did the Fund perform during the semi-annual period?
The Fund’s Investor Class generated a total return of -36.41% during the six months ended June 30, 2022. This compares to the -19.96% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund underperformed the S& P 500® Index on a relative basis during the six-month reporting period, attributable primarily to stock selection. Sector allocation overall also detracted, though to a far lesser extent. Further, the Fund was hurt by its focus on growth companies, as value-oriented stocks significantly outperformed growth-oriented stocks during the semi-annual period. That said, having a position in cash, albeit a modest one, during a period when the S&P 500® Index declined dramatically, proved beneficial.
Which equity market sectors most significantly affected Fund performance?
Stock selection in information technology, communication services and industrials detracted most from the Fund’s relative results. Having overweighted allocations to information technology and communication services, two of the weakest sectors in the S&P 500® Index during the semi-annual period, also hurt.
Only partially offsetting these detractors was having an overweighted allocation to health care, which contributed positively. Health care, which outpaced the S&P 500® Index during the semi-annual period, was the only sector to boost the Fund’s relative results.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the stocks that detracted most from the Fund’s performance were digital payments technology platform PayPal Holdings, ride share transportation company Lyft and cloud-based, multichannel e-commerce platform Shopify.
Shares of PayPal Holdings declined significantly during the semi-annual period. Its performance largely reflected what turned out to be an overly optimistic market outlook for the company and for the macro environment. Less consumer spending, reduced cross-border trade, cryptocurrency volatility and increased competition proved headwinds for the company. Lyft experienced a significant double-digit share price decline during the semi-annual period, largely due to disappointing first quarter 2022 earnings results and guidance. The company was facing driver supply shortages and higher than anticipated investments made in seeking to support its business. Shares of Shopify saw a sharp double-digit decline during the annual period, primarily reflecting less e-commerce activity following economic re-openings after the worst of the COVID-19 pandemic.
What were some of the Fund’s best-performing individual stocks?
The individual stocks that contributed most to the Fund’s relative results were oncology-focused biotechnology company Exelixis, independent oil and natural gas company Diamondback Energy and cystic fibrosis-focused biotechnology company Vertex Pharmaceuticals.
Exelixis’ shares enjoyed a double-digit gain during the semi-annual period. Its shares rose on reports of favorable financial results and updates on progress toward achieving key corporate objectives as well as commercial, clinical and pipeline development milestones. Diamondback Energy, which operates in the Permian Basin in Texas, was the Fund’s second-largest holding and its shares saw a double-digit gain during the semi-annual period, largely supported by oil and gas price appreciation. The company also delivered positive sales and earnings per share surprises for both the fourth quarter of 2021 and the first quarter of 2022, despite some market challenges such as supply and labor shortages. Shares of Vertex Pharmaceuticals experienced a double-digit increase, benefiting from one of its competitor’s weak trial data, which supported its own dominance in the cystic fibrosis drug market. Other catalysts included Vertex Pharmaceuticals’ progress in areas beyond cystic fibrosis, including type 1 diabetes, sickle cell disease and acute pain.

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC. (continued)

How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
We established a Fund position during the semi-annual period in The Goldman Sachs Group. In our view, this financials institution is likely to benefit amid an environment of rising interest rates and positive capital markets trends. The company delivered strong first quarter 2022 earnings results, and consensus estimates reflect potential for revenue growth and earnings per share growth going forward. We also initiated a Fund position in Rivian Automotive, an American manufacturer of electric SUVs, trucks and delivery vans. The company’s Initial Public Offering highlighted Amazon.com as one of its first customers, with a large preorder for electric delivery vans. Amazon.com also owns more than 15% of Rivian Automotive’s equity. We established a Fund position in Intuit, the largest provider of small business accounting software and consumer U.S. tax preparation software. We believe Intuit is an attractive growth company, estimated to grow its sales and earnings at a healthy pace going forward.
Several of the Fund’s sales were prompted by merger and acquisition activity during the semi-annual period, each of which benefited the Fund’s relative results. In January 2022, we sold the Fund’s position in interactive gaming and entertainment software developer Activision Blizzard following Microsoft’s announcement of its intent to acquire the company in an all-cash transaction. In April 2022, we opportunistically eliminated the Fund’s position in social media platform Twitter following Elon Musk’s announcement of his intent to acquire the company. In May 2022, we exited the Fund’s position in Biohaven Pharmaceutical following Pfizer’s announcement of its intent to acquire the company.
Were there any notable changes in the Fund’s weightings during the six-month period?
During the semi-annual period, the Fund’s weightings in the energy and financials sectors increased, and its weightings in the communication services and health care sectors decreased, in each case relative to the S&P 500® Index.
How was the Fund positioned relative to its benchmark index at the end of June 2022?
As of June 30, 2022, the Fund was overweighted relative to the S&P 500® Index in the communication services, consumer discretionary, energy and information technology sectors. The Fund was underweighted relative to the S&P 500® Index in the financials and industrials sectors on the same date. The Fund was rather neutrally weighted to the S&P 500® Index in the health care sector and had no exposure to the consumer staples, materials, real estate and utilities sectors at the end of June 2022.
What is your tactical view and strategy for the months ahead?
Following the S&P 500® Index’s worst first-half calendar year performance in more than half a century, we were cautiously optimistic at the end of the semi-annual period that the second half of 2022 would be a stronger time for U.S. equities. However, there remained some noteworthy headwinds for the market to digest. These include the U.S. Federal Reserve’s intentions to continue to raise interest rates as it seeks to tame inflation as well as economic growth likely to slow and potentially slip into a recession. We were hopeful the significant market sell-off in the first half of 2022 means most of these risks are already priced in going forward.
Given this backdrop, we continue to believe innovative market leaders with scale, pricing power and strong management are likely to outperform the S&P 500® Index over longer periods of time and especially during spans of slower economic growth. At the end of the semi-annual period, we continued to favor and look for quality large growth companies with strong balance sheets that are poised to grow both sales and earnings above the market and their peers. Regardless of market condition, we remain committed to our focus on longer-term growth investing as a compelling way to create long-term growth of capital for investors.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at June 30, 2022 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Visa, Inc.	48,000	$9,450,720	4.1%
Amazon.com, Inc.	87,000	9,240,270	4.0%
Diamondback Energy, Inc.	76,000	9,207,400	4.0%
Alphabet, Inc.	4,100	8,934,966	3.9%
Meta Platforms, Inc.	54,000	8,707,500	3.8%
QUALCOMM, Inc.	66,000	8,430,840	3.7%
Exelixis, Inc.	390,000	8,119,800	3.6%
Microsoft Corp.	29,000	7,448,070	3.3%
Vertex Pharmaceuticals, Inc.	26,000	7,326,540	3.2%
Salesforce.com, Inc.	38,000	6,271,520	2.7%

Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investments In Securities*

*	Excludes short-term investments, if any.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at June 30, 2022 (unaudited) (continued)

Performance Data: **
Average Annual Total Returns (For periods ended 6/30/2022)
	6 Mos	1 Yr	5 Yrs	10 Yrs	Since Inception 3/20/1972
Investor Class
Value Line Larger Companies Focused Fund, Inc.	(36.41%)	(39.87%)	5.99%	10.79%	9.97%
S&P 500® Index***	(19.96%)	(10.62%)	11.31%	12.96%	9.73%
	6 Mos	1 Yr	5 Yrs		Since Inception 11/1/2015
Institutional Class
Value Line Larger Companies Focused Fund, Inc.	(36.33%)	(39.73%)	6.22%		7.71%
S&P 500® Index***	(19.96%)	(10.62%)	11.31%		11.50%
**	The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestments of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
***	The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

Value Line Larger Companies Focused Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS 99.3%
COMMUNICATION SERVICES 15.0%
	INTERNET 13.9%
4,100	Alphabet, Inc. Class A(1)	$ 8,934,966
75,000	Match Group, Inc.(1)	5,226,750
54,000	Meta Platforms, Inc. Class A(1)	8,707,500
14,000	Netflix, Inc.(1)	2,448,180
43,000	Roku, Inc.(1)	3,532,020
210,000	Snap, Inc. Class A(1)	2,757,300
		31,606,716
	MEDIA 1.1%
27,000	Walt Disney Co.(1)	2,548,800
		34,155,516
CONSUMER DISCRETIONARY 15.1%
	AUTO MANUFACTURERS 3.3%
100,000	Rivian Automotive, Inc. Class A(1)(2)	2,574,000
7,400	Tesla, Inc.(1)	4,983,308
		7,557,308
	ENTERTAINMENT 0.7%
135,000	DraftKings, Inc. Class A(1)(2)	1,575,450
	INTERNET 7.2%
30,000	Alibaba Group Holding Ltd. ADR(1)	3,410,400
87,000	Amazon.com, Inc.(1)	9,240,270
2,200	Booking Holdings, Inc.(1)	3,847,778
		16,498,448
	LEISURE TIME 0.9%
225,000	Peloton Interactive, Inc. Class A(1)(2)	2,065,500
	RETAIL 3.0%
11,000	Lululemon Athletica, Inc.(1)	2,998,710
10,000	Ulta Beauty, Inc.(1)	3,854,800
		6,853,510
		34,550,216
ENERGY 6.1%
	OIL & GAS 6.1%
76,000	Diamondback Energy, Inc.	9,207,400
21,000	Pioneer Natural Resources Co.	4,684,680
		13,892,080
FINANCIALS 7.5%
	BANKS 3.7%
120,000	Bank of America Corp.	3,735,600
16,000	Goldman Sachs Group, Inc.	4,752,320
		8,487,920
	DIVERSIFIED FINANCIALS 2.7%
47,000	Blackstone, Inc.	4,287,810
38,000	Coinbase Global, Inc. Class A(1)(2)	1,786,760
		6,074,570
	INTERNET 1.1%
300,000	Robinhood Markets, Inc. Class A(1)(2)	2,466,000
		17,028,490
HEALTHCARE 14.4%
	BIOTECHNOLOGY 10.5%
1,200,000	Amarin Corp. PLC ADR(1)(2)	1,788,000
Shares		Value
COMMON STOCKS 99.3% (continued)
HEALTHCARE 14.4% (continued)
	BIOTECHNOLOGY 10.5% (continued)
390,000	Exelixis, Inc.(1)	$ 8,119,800
145,000	Global Blood Therapeutics, Inc.(1)(2)	4,632,750
150,000	Intercept Pharmaceuticals, Inc.(1)(2)	2,071,500
26,000	Vertex Pharmaceuticals, Inc.(1)	7,326,540
		23,938,590
	HEALTHCARE PRODUCTS 2.2%
125,000	Exact Sciences Corp.(1)	4,923,750
	PHARMACEUTICALS 1.7%
52,000	DexCom, Inc.(1)	3,875,560
		32,737,900
INDUSTRIALS 4.9%
	AIRLINES 1.5%
120,000	Delta Air Lines, Inc.(1)	3,476,400
	INTERNET 3.4%
140,000	Lyft, Inc. Class A(1)	1,859,200
290,000	Uber Technologies, Inc.(1)	5,933,400
		7,792,600
		11,269,000
INFORMATION TECHNOLOGY 36.3%
	COMMERCIAL SERVICES 2.6%
85,000	PayPal Holdings, Inc.(1)	5,936,400
	COMPUTERS 4.3%
44,000	Apple, Inc.	6,015,680
22,000	Crowdstrike Holdings, Inc. Class A(1)	3,708,320
		9,724,000
	DIVERSIFIED FINANCIALS 4.1%
48,000	Visa, Inc. Class A	9,450,720
	INTERNET 2.4%
45,000	Okta, Inc.(1)	4,068,000
47,000	Shopify, Inc. Class A(1)	1,468,280
		5,536,280
	SEMICONDUCTORS 9.6%
50,000	Advanced Micro Devices, Inc.(1)	3,823,500
68,000	Micron Technology, Inc.	3,759,040
38,000	NVIDIA Corp.	5,760,420
66,000	QUALCOMM, Inc.	8,430,840
		21,773,800
	SOFTWARE 13.3%
8,000	Intuit, Inc.	3,083,520
29,000	Microsoft Corp.	7,448,070
38,000	Salesforce.com, Inc.(1)	6,271,520
8,000	ServiceNow, Inc.(1)	3,804,160
40,000	Splunk, Inc.(1)	3,538,400
43,000	Twilio, Inc. Class A(1)	3,603,830
19,000	Workday, Inc. Class A(1)	2,652,020
		30,401,520
		82,822,720
TOTAL COMMON STOCKS (Cost $255,383,230)		226,455,922

See Notes to Financial Statements.

June 30, 2022

Shares		Value
SHORT-TERM INVESTMENTS 5.4%
	MONEY MARKET FUNDS 5.4%
985,457	State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.43%(3)	$ 985,457
11,449,081	State Street Navigator Securities Lending Government Money Market Portfolio(4)	11,449,081
		12,434,538
TOTAL SHORT-TERM INVESTMENTS (Cost $12,434,538)		12,434,538
TOTAL INVESTMENTS IN SECURITIES 104.7% (Cost $267,817,768)		$238,890,460
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (4.7)%		(10,785,368)
NET ASSETS 100.0%		$228,105,092

(1)	Non-income producing.
(2)	A portion or all of the security was held on loan. As of June 30, 2022, the market value of the securities on loan was $12,695,960.
(3)	Rate reflects 7 day yield as of June 30, 2022.
(4)	Securities with an aggregate market value of $12,695,960 were out on loan in exchange for collateral including $11,449,081 of cash collateral as of June 30, 2022. The collateral was invested in a cash collateral reinvestment vehicle.

ADR	American Depositary Receipt.

The following table summarizes the inputs used to value the Fund's investments in securities as of June 30, 2022 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$226,455,922	$—	$—	$226,455,922
Short-Term Investments	12,434,538	—	—	12,434,538
Total Investments in Securities	$238,890,460	$—	$—	$238,890,460

*	See Schedule of Investments for further breakdown by category.
See Notes to Financial Statements.

VALUE LINE ASSET ALLOCATION FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by EULAV Asset Management (the “Adviser”).
Manager Discussion of Fund Performance
Effective February 8, 2022, Liane Rosenberg assumed primary responsibility for the day-to-day management of the fixed income portion of the Value Line Asset Allocation Fund, Inc. (the “Fund”), following the retirement of her co-portfolio manager, Jeffrey Geffen. Stephen E. Grant continues to have primary responsibility for the day-to-day management of the Fund’s equity portfolio and its asset allocation. Ms. Rosenberg has been a portfolio manager with the Adviser since 2009 and has been one of the Fund’s portfolio managers since 2012.
Shareholders of the Fund received an annual report covering the 12 months ended March 31, 2022. The fiscal year-end of the Fund was subsequently changed from March 31st to December 31st. As such, below, Fund portfolio managers Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the three months ended June 30, 2022 (the “reporting period”).
How did the Fund perform during the reporting period?
The Fund’s Investor Class generated a total return of -11.05% during the three months ended June 30, 2022. While absolute returns disappointed, the Fund outperformed the -11.63% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg US Aggregate Bond Index (the “Bloomberg Index”), during the same reporting period.
What key factors were responsible for the Fund’s performance during the reporting period?
The Fund’s relative results are attributable to both the equity portfolio outperforming the S&P 500® Index and the fixed income portfolio outperforming the Bloomberg Index during the reporting period. That said, asset allocation had mixed results during the reporting period. An overweighting in equities detracted, as the -16.10% return of the S&P 500® Index significantly lagged the -4.69% return of the Bloomberg Index during the reporting period. However, the Fund’s 4% to 5% allocation of assets to cash proved beneficial, as both the equity and fixed income markets declined during the reporting period.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund outperformed its benchmark, the S&P 500® Index, on a relative basis due primarily to stock selection overall. Sector allocation contributed positively, albeit modestly.
The equity portion of the Fund was helped most by effective stock selection in and having an underweight to the weakly performing consumer discretionary sector. Individual stock selection in the information technology, financials and industrials sectors also added value. Only partially offsetting these positive contributors was the equity portion of the Fund’s weak stock selection in the health care and consumer staples sectors coupled with an underweighting each of these relatively strongly performing sectors, which detracted. Having no holdings at all in energy, which outpaced the S&P 500® Index during the reporting period, also hurt.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most positively to the equity portion of the Fund’s relative results were those it did not own—namely e-commerce behemoth Amazon.com, electric vehicle maker Tesla and three-dimensional graphics processors developer NVIDIA, as these were the three largest detractors from the S&P 500® Index’s performance, each experiencing a significant double-digit share price decline during the reporting period.
Which stocks detracted significantly from the Fund’s performance during the reporting period?
Among the stocks that detracted most from the equity portion of the Fund’s relative results were Intercontinental Exchange, which operates regulated exchanges, clearing houses and listings venues for commodity, financial, fixed income and equity markets around the world, and IDEXX Laboratories, which is a diagnostics provider for veterinary, food and water testing applications. Each of these companies saw a substantial double-digit share price decline during the reporting period, in each case because of weaker than expected operating performance. The equity portion of the Fund’s relative results was also hurt by not owning a position in managed healthcare and insurance company UnitedHealth Group, whose shares gained during the reporting period.

VALUE LINE ASSET ALLOCATION FUND, INC. (continued)

Did the equity portion of the Fund make any significant purchases or sales?
During the reporting period, we did not establish any new positions in the equity portion of the Fund. Among those names sold from the equity portion of the Fund during the reporting period were payment transactions processor Mastercard, pest control services provider Rollins and digital infrastructure company Equinix. We believed each had become less consistent in delivering long-term gains in earnings and stock price.
Were there any notable changes in the equity portion of the Fund’s sector weightings during the reporting period?
There were no notable changes in the equity portion of the Fund’s sector weightings relative to the S&P 500® Index during the three-month period ended June 30, 2022.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of June 2022?
As of June 30, 2022, the equity portion of the Fund was overweighted relative to the S&P 500® Index in information technology, industrials, health care and financials and was underweighted relative to the S&P 500® Index in the consumer staples, consumer discretionary, materials and utilities sectors. The equity portion of the Fund was rather neutrally weighted relative to the S&P 500® Index in real estate and had no exposure to the energy or communication services sectors on June 30, 2022.
What was the duration and yield curve strategy of the fixed income portion of the Fund?
We kept the fixed income portion of the Fund’s duration shorter than that of the Bloomberg Index throughout the reporting period based on our expectations for higher interest rates. As rates did rise across the yield curve in response to greater inflationary pressures and the U.S. Federal Reserve’s (the “Fed”) efforts to rein in inflation by hiking interest rates, the fixed income portion of the Fund’s short duration positioning added value. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Overall, yield curve positioning also contributed positively to relative performance. The fixed income portion of the Fund was positioned with an underweight to long-dated bonds, i.e. those with maturities of 30 years, which significantly underperformed bonds with short-term and intermediate-term maturities during the reporting  period.
Which fixed income market segments most significantly affected Fund performance?
During the reporting period, having an overweight to agency commercial mortgage-backed securities proved beneficial, as these issues outperformed the Bloomberg Index amid the “risk off”* investor bias that dominated during the reporting period. Issue selection within the corporate credit and securitized sectors also added value.
Conversely, having an overweighted allocation to investment grade corporate bonds relative to the Bloomberg Index and exposure to high yield corporate bonds, which are not a component of the Bloomberg Index, detracted, as these sectors were among the weakest within the fixed income asset class amid the strong investor bias to more “risk off” securities during the reporting period. Having an underweighted allocation to and selection among U.S. Treasuries also detracted.
Were there any notable changes in the fixed income portion of the Fund’s sector weightings during the reporting period?
We reduced the fixed income portion of the Fund’s exposure to corporate bonds, both investment grade and high yield, which added value given these sectors’ weak performance during the reporting period. We established positions in several floating rate corporate bonds that performed well as interest rates were rising. We increased the fixed income portion of the Fund’s allocation to mortgage-backed securities. Also, within the mortgage-backed securities sector, we sold lower-coupon bonds and replaced them with higher-coupon bonds. We also increased the fixed income portion of the Fund’s allocation to U.S. Treasuries during the reporting period.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of June 2022?
As of June 30, 2022, the fixed income portion of the Fund remained overweight relative to the Bloomberg Index in investment grade corporate bonds and remained underweight relative to the Bloomberg Index in U.S. Treasuries. The fixed income portion of the Fund had a more modestly overweight exposure to the securitized sector overall but, within that allocation, had an overweight to commercial mortgage-backed securities and an underweight to mortgage-backed securities. The fixed income portion of the Fund’s duration was modestly lengthened during the reporting period but remained shorter than that of the Bloomberg Index.

VALUE LINE ASSET ALLOCATION FUND, INC. (continued)

How did the Fund’s overall asset allocation shift from beginning to end of the reporting period?
At the end of June 2022, the Fund had a weighting of approximately 68% in stocks, 28% in fixed income securities and 4% in cash equivalents. This compares to Fund weightings of approximately 67% in stocks, 28% in fixed income securities and 5% in cash equivalents at the end of March 2022.
Asset allocation of the Fund is primarily determined on data derived from Value Line, Inc.’s proprietary computer model and other factors.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity portion nor the fixed income portion of the Fund used derivatives as part of its strategy during the reporting period.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, within the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. The equity portion of the Fund favors mid-cap companies and the lower range of the large-cap company spectrum. In our view, this is the “sweet spot,” where we seek to find firms that have already established long-term winning records and yet still have plenty of room to grow. Unlike the typical fund in its peer group, the equity portion of the Fund held none of the 25 largest U.S. companies by market capitalization as of June 30, 2022. Of course, past performance is no guarantee of future results. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.
As we manage both the equity and fixed income portions of the Fund and determine asset allocation, we will continue to carefully monitor any significant changes in the pace of U.S. and global economic growth, any shifts in the Fed’s outlook, the path of the Russia/Ukraine war, and any notable movements in either inflation or labor market conditions, as these factors are likely, in our view, to affect the Fund’s equity and fixed income holdings.
*	”Risk off,” or its opposite “risk on,” is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Risk on and risk off refer to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, the risk on/risk off theory states that investors tend to engage in higher risk investments. When risk is perceived to be high, investors have the tendency to gravitate toward lower risk investments.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at June 30, 2022 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Danaher Corp.	136,737	$34,665,564	3.2%
S&P Global, Inc.	99,719	33,611,286	3.1%
Thermo Fisher Scientific, Inc.	60,000	32,596,800	3.0%
Cintas Corp.	82,900	30,965,637	2.8%
Intuit, Inc.	72,810	28,063,886	2.6%
Intercontinental Exchange, Inc.	289,913	27,263,418	2.5%
Republic Services, Inc.	192,627	25,209,096	2.3%
Teledyne Technologies, Inc.	65,300	24,494,683	2.2%
Berkley (W.R.) Corp.	332,256	22,679,795	2.1%
Aon PLC	83,700	22,572,216	2.0%

Asset Allocation — Percentage of Net Assets

Common Stock Sectors — Percentage of Common Stocks*

Bonds & Notes Sectors — Percentage of All Bonds & Notes*

*	Excludes short-term investments, if any.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at June 30, 2022 (unaudited) (continued)

Performance Data: **
Average Annual Total Returns (For periods ended 6/30/2022)
	3 Mos	1 Yr	5 Yrs	10 Yrs	Since Inception 8/24/1993
Investor Class
Value Line Asset Allocation Fund, Inc.	(11.05%)	(11.27%)	7.55%	8.59%	9.20%
60/40 S&P 500® Index/Bloomberg US Aggregate Bond***	(11.54%)	(10.49%)	7.14%	8.40%	7.66%
S&P 500® Index****	(16.10%)	(10.62%)	11.31%	12.96%	9.73%
	3 Mos	1 Yr	5 Yrs		Since Inception 11/2/2015
Institutional Class
Value Line Asset Allocation Fund, Inc.	(11.00%)	(11.05%)	7.82%		7.82%
60/40 S&P 500® Index/Bloomberg US Aggregate Bond***	(11.54%)	(10.49%)	7.14%		7.42%
S&P 500® Index****	(16.10%)	(10.62%)	11.31%		11.50%
**	The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestment of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
***	The 60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the S&P 500® Index representative of the larger capitalization stocks traded in the United States and a 40% weighting of the Bloomberg US Aggregate Bond Index which is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage Backed Securities (MBS) (agency fixed-rate and hybrid ARM pass-through’s), Asset Backed Securities (ABS), and Commercial Mortgage Backed Securities (CMBS).
****	The S&P 500®Index is an unmanaged index that is representative of the larger capitalization stocks traded in the United States.

Value Line Asset Allocation Fund, Inc.
Schedule of Investments (unaudited)
June 30, 2022

Shares		Value
COMMON STOCKS 68.5%
CONSUMER DISCRETIONARY 2.2%
	DISTRIBUTION/WHOLESALE 1.1%
34,800	Pool Corp.	$ 12,222,804
	RETAIL 1.1%
219,294	TJX Cos., Inc.	12,247,570
		24,470,374
CONSUMER STAPLES 1.3%
	RETAIL 1.3%
30,000	Costco Wholesale Corp.	14,378,400
FINANCIALS 12.0%
	COMMERCIAL SERVICES 3.1%
99,719	S&P Global, Inc.	33,611,286
	DIVERSIFIED FINANCIALS 2.5%
289,913	Intercontinental Exchange, Inc.	27,263,418
	INSURANCE 6.4%
70,100	American Financial Group, Inc.	9,730,581
83,700	Aon PLC Class A	22,572,216
234,400	Arch Capital Group, Ltd.(1)	10,662,856
332,256	Berkley (W.R.) Corp.	22,679,795
43,100	RLI Corp.	5,025,029
		70,670,477
		131,545,181
HEALTHCARE 10.7%
	BIOTECHNOLOGY 0.6%
13,600	Bio-Rad Laboratories, Inc. Class A(1)	6,732,000
	HEALTHCARE PRODUCTS 7.8%
4,900	Cooper Cos., Inc.	1,534,288
136,737	Danaher Corp.	34,665,564
36,800	IDEXX Laboratories, Inc.(1)	12,906,864
19,371	Stryker Corp.	3,853,473
60,000	Thermo Fisher Scientific, Inc.	32,596,800
		85,556,989
	HEALTHCARE SERVICES 2.3%
17,000	Charles River Laboratories International, Inc.(1)	3,637,490
33,700	Chemed Corp.	15,818,443
26,900	IQVIA Holdings, Inc.(1)	5,837,031
		25,292,964
		117,581,953
INDUSTRIALS 12.1%
	AEROSPACE/DEFENSE 1.9%
38,400	TransDigm Group, Inc.(1)	20,608,128
	BUILDING MATERIALS 0.2%
9,500	Lennox International, Inc.	1,962,605
	COMMERCIAL SERVICES 3.5%
82,900	Cintas Corp.	30,965,637
45,600	Verisk Analytics, Inc.	7,892,904
		38,858,541
	DISTRIBUTION/WHOLESALE 0.5%
56,500	Copart, Inc.(1)	6,139,290
Shares		Value
COMMON STOCKS 68.5% (continued)
INDUSTRIALS 12.1% (continued)
	ENGINEERING & CONSTRUCTION 0.3%
36,000	Exponent, Inc.	$ 3,292,920
	ENVIRONMENTAL CONTROL 2.3%
192,627	Republic Services, Inc.	25,209,096
	SOFTWARE 1.6%
45,100	Roper Technologies, Inc.	17,798,715
	TRANSPORTATION 1.8%
91,300	Union Pacific Corp.	19,472,464
		133,341,759
INFORMATION TECHNOLOGY 25.9%
	AEROSPACE/DEFENSE 2.2%
65,300	Teledyne Technologies, Inc.(1)	24,494,683
	COMMERCIAL SERVICES 0.4%
18,700	Gartner, Inc.(1)	4,522,221
	COMPUTERS 3.7%
72,751	Accenture PLC Class A	20,199,315
155,100	CGI, Inc.(1)(2)	12,355,266
29,000	EPAM Systems, Inc.(1)	8,548,620
		41,103,201
	SEMICONDUCTORS 0.8%
21,565	Monolithic Power Systems, Inc.	8,281,823
	SOFTWARE 18.1%
59,900	Adobe, Inc.(1)	21,926,994
24,700	ANSYS, Inc.(1)	5,910,463
147,600	Cadence Design Systems, Inc.(1)	22,144,428
51,600	Fair Isaac Corp.(1)	20,686,440
106,787	Fidelity National Information Services, Inc.	9,789,164
177,000	Fiserv, Inc.(1)	15,747,690
72,810	Intuit, Inc.	28,063,886
13,400	Paycom Software, Inc.(1)	3,753,608
81,000	Salesforce.com, Inc.(1)	13,368,240
45,925	ServiceNow, Inc.(1)	21,838,256
59,800	Synopsys, Inc.(1)	18,161,260
52,737	Tyler Technologies, Inc.(1)	17,533,998
		198,924,427
	TELECOMMUNICATIONS 0.7%
34,100	Motorola Solutions, Inc.	7,147,360
		284,473,715
MATERIALS 1.4%
	CHEMICALS 1.1%
81,000	Ecolab, Inc.	12,454,560
	PACKAGING & CONTAINERS 0.3%
28,100	AptarGroup, Inc.	2,900,201
		15,354,761
REAL ESTATE 1.1%
	REITS 1.1%
174,700	Equity Lifestyle Properties, Inc. REIT	12,311,109

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Shares		Value
COMMON STOCKS 68.5% (continued)
UTILITIES 1.8%
	ELECTRIC 1.8%
253,776	NextEra Energy, Inc.	$ 19,657,489
TOTAL COMMON STOCKS (Cost $536,942,181)		753,114,741

Principal Amount		Value
ASSET-BACKED SECURITIES 0.6%
$1,500,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19%, 7/15/31(3)	1,476,835
1,500,000	Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47%, 1/15/30(3)	1,495,284
1,000,000	Ford Credit Auto Owner Trust, Series 2020-2, Class A, 1.06%, 4/15/33(3)	905,364
95,880	GM Financial Consumer Automobile Receivables Trust, Series 2019-4, Class A3, 1.75%, 7/16/24	95,634
1,500,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A4, 1.90%, 3/17/25	1,475,999
46,108	Nissan Auto Receivables Owner Trust, Series 2019-A, Class A3, 2.90%, 10/16/23	46,152
1,000,000	Toyota Auto Loan Extended Note Trust, Series 2019-1A, Class A, 2.56%, 11/25/31(3)	978,962
142,431	Toyota Auto Receivables Owner Trust, Series 2019-A, Class A3, 2.91%, 7/17/23	142,479
TOTAL ASSET-BACKED SECURITIES (Cost $7,184,097)		6,616,709
COMMERCIAL MORTGAGE-BACKED SECURITIES 1.8%
1,800,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K037, Class A2, 3.49%, 1/25/24	1,804,029
1,580,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K040, Class A2, 3.24%, 9/25/24	1,572,626
1,240,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2, 2.67%, 3/25/26	1,208,423
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K056, Class A2, 2.53%, 5/25/26	968,572
1,320,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class A2, 2.65%, 8/25/26	1,281,323
875,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K061, Class A2, 3.35%, 11/25/26(4)	875,597
1,580,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class A2, 3.22%, 3/25/27	1,563,835
1,750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K065, Class A2, 3.24%, 4/25/27	1,732,937
1,825,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K067, Class A2, 3.19%, 7/25/27	1,802,142
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 1.8% (continued)
$809,810	FHLMC Multifamily Structured Pass-Through Certificates, Series K072, Class A1, 3.25%, 11/25/27	$ 804,666
750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K084, Class A2, 3.78%, 10/25/28(4)	757,177
1,759,023	FHLMC Multifamily Structured Pass-Through Certificates, Series K089, Class A1, 3.34%, 10/25/28	1,756,827
1,889,030	FHLMC Multifamily Structured Pass-Through Certificates, Series K101, Class A1, 2.19%, 7/25/29	1,796,975
231,257	FREMF Mortgage Trust, Series 2015-K43, Class B, 3.86%, 2/25/48(3)(4)	227,669
150,000	GNMA, Series 2013-12, Class B, 2.06%, 11/16/52(4)	145,257
1,000,000	Morgan Stanley Capital I Trust, Series 2021-L7, Class A4, 2.32%, 10/15/54	846,097
370,214	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	368,376
3,882	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	3,878
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $21,358,805)		19,516,406
CORPORATE BONDS & NOTES 10.4%
BASIC MATERIALS 0.7%
	CHEMICALS 0.3%
1,000,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	1,006,315
1,175,000	Nutrien Ltd., Senior Unsecured Notes, 4.20%, 4/1/29	1,143,757
1,050,000	Westlake Corp., Senior Unsecured Notes, 3.60%, 8/15/26	1,023,456
		3,173,528
	IRON/STEEL 0.2%
1,090,000	ArcelorMittal SA, Senior Unsecured Notes, 4.25%, 7/16/29(2)	1,036,960
1,200,000	Steel Dynamics, Inc., Senior Unsecured Notes, 3.25%, 1/15/31	1,047,894
		2,084,854
	MINING 0.2%
1,205,000	Freeport-McMoRan, Inc., 4.63%, 8/1/30(2)	1,117,975
1,080,000	Rio Tinto Finance USA PLC, Guaranteed Notes, 4.13%, 8/21/42	999,075
		2,117,050
		7,375,432
COMMUNICATIONS 0.8%
	INTERNET 0.2%
1,350,000	Expedia Group, Inc., Guaranteed Notes, 3.25%, 2/15/30	1,127,722
1,155,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28	1,089,465
		2,217,187

See Notes to Financial Statements.

June 30, 2022

Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
COMMUNICATIONS 0.8% (continued)
	MEDIA 0.2%
$1,250,000	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	$ 1,251,850
1,325,000	Comcast Corp., Guaranteed Notes, 4.15%, 10/15/28	1,322,916
		2,574,766
	TELECOMMUNICATIONS 0.4%
1,100,000	AT&T, Inc., Senior Unsecured Notes, 2.55%, 12/1/33	895,243
1,100,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	1,054,591
1,200,000	T-Mobile USA, Inc., Guaranteed Notes, 3.50%, 4/15/31	1,043,400
1,225,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50	1,030,258
		4,023,492
		8,815,445
CONSUMER, CYCLICAL 0.8%
	AUTO MANUFACTURERS 0.2%
1,300,000	Cummins, Inc., Senior Unsecured Notes, 1.50%, 9/1/30	1,056,385
1,125,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.38%, 11/13/25	1,014,919
		2,071,304
	HOME BUILDERS 0.1%
1,208,000	PulteGroup, Inc., Guaranteed Notes, 5.00%, 1/15/27(2)	1,209,404
	HOME FURNISHINGS 0.1%
1,200,000	Whirlpool Corp., Senior Unsecured Notes, 4.75%, 2/26/29	1,202,502
	LODGING 0.1%
1,000,000	Hyatt Hotels Corp., 1.80%, 10/1/24	946,120
	RETAIL 0.3%
1,250,000	AutoZone, Inc., Senior Unsecured Notes, 3.75%, 6/1/27	1,212,971
1,300,000	Costco Wholesale Corp., Senior Unsecured Notes, 1.75%, 4/20/32(2)	1,072,792
1,225,000	Dollar General Corp., Senior Unsecured Notes, 3.50%, 4/3/30	1,130,474
		3,416,237
		8,845,567
CONSUMER, NON-CYCLICAL 2.2%
	AGRICULTURE 0.1%
1,200,000	Bunge Ltd. Finance Corp., Guaranteed Notes, 3.25%, 8/15/26	1,142,768
	BEVERAGES 0.2%
1,200,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31	1,233,370
1,250,000	Diageo Capital PLC, 2.00%, 4/29/30(2)	1,069,235
		2,302,605
Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
CONSUMER, NON-CYCLICAL 2.2% (continued)
	BIOTECHNOLOGY 0.2%
$1,200,000	Amgen, Inc., Senior Unsecured Notes, 2.20%, 2/21/27	$ 1,105,030
1,225,000	Regeneron Pharmaceuticals, Inc., Senior Unsecured Notes, 1.75%, 9/15/30	984,868
		2,089,898
	COMMERCIAL SERVICES 0.2%
1,150,000	Global Payments, Inc., Senior Unsecured Notes, 2.90%, 5/15/30	972,195
1,150,000	PayPal Holdings, Inc., Senior Unsecured Notes, 2.65%, 10/1/26	1,091,937
		2,064,132
	FOOD 0.1%
1,300,000	Kroger Co., Senior Unsecured Notes, 2.65%, 10/15/26	1,217,669
	HEALTHCARE PRODUCTS 0.1%
1,200,000	Baxter International, Inc., 1.73%, 4/1/31	952,011
	HEALTHCARE SERVICES 0.5%
1,350,000	Centene Corp., Senior Unsecured Notes, 4.63%, 12/15/29	1,252,398
1,250,000	Elevance Health, Inc., Senior Unsecured Notes, 3.35%, 12/1/24	1,234,002
1,200,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	1,200,336
1,125,000	Laboratory Corp. of America Holdings, Senior Unsecured Notes, 2.95%, 12/1/29	992,431
1,200,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	1,186,413
		5,865,580
	PHARMACEUTICALS 0.8%
1,310,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26	1,242,530
1,300,000	AstraZeneca PLC, Senior Unsecured Notes, 1.38%, 8/6/30	1,067,725
1,400,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.70%, 6/6/27	1,357,215
1,075,000	CVS Health Corp., Senior Unsecured Notes, 1.75%, 8/21/30	863,242
1,250,000	Merck & Co., Inc., Senior Unsecured Notes, 3.90%, 3/7/39	1,186,633
1,225,000	Novartis Capital Corp., Guaranteed Notes, 2.75%, 8/14/50(2)	960,858
1,050,000	Takeda Pharmaceutical Co. Ltd., Senior Unsecured Notes, 3.03%, 7/9/40	812,081
1,100,000	Utah Acquisition Sub, Inc., Guaranteed Notes, 3.95%, 6/15/26	1,037,531
		8,527,815
		24,162,478
ENERGY 0.8%
	OIL & GAS 0.4%
1,100,000	Canadian Natural Resources Ltd., Senior Unsecured Notes, 2.05%, 7/15/25	1,030,142
1,100,000	EOG Resources, Inc., Senior Unsecured Notes, 4.38%, 4/15/30(2)	1,106,825

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
ENERGY 0.8% (continued)
	OIL & GAS 0.4% (continued)
$1,250,000	Hess Corp., Senior Unsecured Notes, 4.30%, 4/1/27	$ 1,220,236
1,025,000	Occidental Petroleum Corp., Senior Unsecured Notes, 5.50%, 12/1/25	1,009,625
		4,366,828
	OIL & GAS SERVICES 0.1%
1,275,000	Schlumberger Finance Canada Ltd., Guaranteed Notes, 1.40%, 9/17/25(2)	1,183,605
	PIPELINES 0.3%
1,275,000	Boardwalk Pipelines LP, Guaranteed Notes, 4.95%, 12/15/24	1,284,649
1,150,000	Enbridge, Inc., Guaranteed Notes, 2.50%, 8/1/33	932,437
1,125,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	1,036,179
		3,253,265
		8,803,698
FINANCIAL 3.3%
	BANKS 1.4%
1,100,000	Bank of America Corp. MTN, (SOFR + 1.33%), 2.84%, 4/2/26(4)	1,085,496
1,025,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28	981,075
1,153,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	1,109,355
1,000,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.65%, 1/25/24	996,434
1,100,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 3.75%, 2/25/26	1,079,484
1,200,000	ING Groep NV, Senior Unsecured Notes, 3.95%, 3/29/27	1,157,909
1,320,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	1,309,881
1,100,000	JPMorgan Chase & Co., Senior Unsecured Notes, (3-month LIBOR + 1.38%), 3.96%, 11/15/48(4)	937,852
1,350,000	KeyCorp, Senior Unsecured Notes, 2.55%, 10/1/29(2)	1,173,869
1,100,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24	1,093,563
1,475,000	Morgan Stanley, Series F, Senior Unsecured Notes, 3.88%, 4/29/24	1,478,026
1,100,000	Northern Trust Corp., 1.95%, 5/1/30(2)	936,644
1,100,000	Wells Fargo & Co., (SOFR + 1.32%), 2.30%, 4/25/26(4)	1,081,245
1,250,000	Zions Bancorp NA, Subordinated Notes, 3.25%, 10/29/29	1,090,164
		15,510,997
	DIVERSIFIED FINANCIALS 0.6%
1,275,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Guaranteed Notes, 1.75%, 1/30/26	1,115,635
1,350,000	Air Lease Corp., Senior Unsecured Notes, 3.63%, 4/1/27	1,251,790
1,175,000	Ally Financial, Inc., 4.75%, 6/9/27	1,129,960
Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
FINANCIAL 3.3% (continued)
	DIVERSIFIED FINANCIALS 0.6% (continued)
$1,125,000	American Express Co., (SOFR + 0.72%), 1.82%, 5/3/24(4)	$ 1,116,910
1,275,000	Charles Schwab Corp., (SOFR + 1.05%), 2.43%, 3/3/27(4)	1,254,538
1,100,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	1,084,714
		6,953,547
	INSURANCE 0.4%
1,375,000	Aflac, Inc., Senior Unsecured Notes, 3.60%, 4/1/30(2)	1,305,165
1,150,000	Allstate Corp., Senior Unsecured Notes, 1.45%, 12/15/30	916,095
1,250,000	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 2.80%, 8/19/29	1,117,037
1,175,000	Prudential Financial, Inc., Junior Subordinated Notes, (3-month LIBOR + 2.67%), 5.70%, 9/15/48(2)(4)	1,141,077
		4,479,374
	REITS 0.9%
1,375,000	AvalonBay Communities, Inc., Senior Unsecured Notes, 2.45%, 1/15/31	1,191,213
1,150,000	Crown Castle International Corp., Senior Unsecured Notes, 3.80%, 2/15/28	1,086,780
1,150,000	Duke Realty LP, Senior Unsecured Notes, 4.00%, 9/15/28	1,116,897
1,200,000	Equinix, Inc., Senior Unsecured Notes, 2.50%, 5/15/31	981,578
1,150,000	Essex Portfolio LP, Guaranteed Notes, 3.00%, 1/15/30	1,018,711
1,250,000	Kimco Realty Corp., 2.25%, 12/1/31(2)	1,007,765
1,125,000	Life Storage LP, Guaranteed Notes, 2.20%, 10/15/30	903,994
1,100,000	Prologis LP, Senior Unsecured Notes, 2.25%, 4/15/30	954,257
1,125,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28(2)	1,093,497
		9,354,692
		36,298,610
INDUSTRIAL 0.8%
	AEROSPACE/DEFENSE 0.2%
1,200,000	L3Harris Technologies, Inc., Senior Unsecured Notes, 4.40%, 6/15/28	1,180,547
1,150,000	Raytheon Technologies Corp., Senior Unsecured Notes, 4.13%, 11/16/28	1,136,982
		2,317,529
	BUILDING MATERIALS 0.1%
1,025,000	Masco Corp., Senior Unsecured Notes, 2.00%, 10/1/30	811,881
1,200,000	Vulcan Materials Co., Senior Unsecured Notes, 3.50%, 6/1/30	1,090,550
		1,902,431
	ELECTRONICS 0.3%
1,315,000	Amphenol Corp., 2.20%, 9/15/31(2)	1,076,494

See Notes to Financial Statements.

June 30, 2022

Principal Amount		Value
CORPORATE BONDS & NOTES 10.4% (continued)
INDUSTRIAL 0.8% (continued)
	ELECTRONICS 0.3% (continued)
$1,200,000	Flex Ltd., Senior Unsecured Notes, 4.75%,6/15/25	$ 1,209,939
1,000,000	Jabil, Inc., Senior Unsecured Notes, 3.60%, 1/15/30	892,992
		3,179,425
	MACHINERY - DIVERSIFIED 0.1%
1,325,000	John Deere Capital Corp., Senior Unsecured Notes, 2.45%, 1/9/30	1,188,925
	TRANSPORTATION 0.1%
1,250,000	CSX Corp., Senior Unsecured Notes, 3.35%, 9/15/49	985,779
		9,574,089
TECHNOLOGY 1.0%
	COMPUTERS 0.2%
1,300,000	Dell International LLC / EMC Corp., 4.90%, 10/1/26	1,302,090
1,350,000	NetApp, Inc., Senior Unsecured Notes, 1.88%, 6/22/25	1,260,435
		2,562,525
	SEMICONDUCTORS 0.4%
1,125,000	Analog Devices, Inc., 2.80%, 10/1/41	885,863
1,100,000	KLA Corp., Senior Unsecured Notes, 4.10%, 3/15/29	1,088,811
1,250,000	NVIDIA Corp., Senior Unsecured Notes, 2.85%, 4/1/30	1,147,705
1,100,000	Xilinx, Inc., Guaranteed Notes, 2.38%, 6/1/30	972,371
		4,094,750
	SOFTWARE 0.4%
1,250,000	Adobe, Inc., Senior Unsecured Notes, 2.30%, 2/1/30	1,106,504
1,150,000	Electronic Arts, Inc., Senior Unsecured Notes, 4.80%, 3/1/26	1,175,222
1,100,000	Roper Technologies, Inc., Senior Unsecured Notes, 2.00%, 6/30/30(2)	888,028
1,210,000	Salesforce, Inc., Senior Unsecured Notes, 2.70%, 7/15/41	940,518
		4,110,272
		10,767,547
TOTAL CORPORATE BONDS & NOTES (Cost $130,359,345)		114,642,866
LONG-TERM MUNICIPAL SECURITIES 0.7%
	CALIFORNIA 0.2%
500,000	City & County of San Francisco CA, General Obligation Limited, Series C, 2.60%, 6/15/37	409,880
500,000	City of Pasadena CA, Refunding Revenue Bonds, Series B, 2.77%, 5/1/34	429,603
1,500,000	San Diego Unified School District/CA, Series ZR1, GO, 2.61%, 7/1/36	1,239,391
450,000	San Marcos California Unified School District, Refunding Revenue Bonds, 3.17%, 8/1/38	367,091
		2,445,965
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES 0.7% (continued)
	CONNECTICUT 0.1%
$1,375,000	Hartford County Metropolitan District Clean Water Project Revenue, Series B, 2.17%, 4/1/34	$ 1,121,829
	OREGON 0.2%
1,100,000	State of Oregon, Series C, GO, 2.38%, 5/1/36	887,475
1,085,000	Tri-County Metropolitan Transportation District of Oregon, Series B, 2.50%, 9/1/30	989,202
500,000	Tri-County Metropolitan Transportation District of Oregon, Series B, 2.86%, 9/1/41	402,147
		2,278,824
	TEXAS 0.2%
1,325,000	Texas Transportation Commission, GO, 5.00%, 4/1/28	1,421,984
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $8,517,498)		7,268,602
RESIDENTIAL MORTGAGE-BACKED SECURITIES 6.8%
51,634	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	49,542
5,021	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	4,946
1,171,025	FHLMC Pool #QB2462, 3.00%, 8/1/50	1,098,155
2,308,020	FHLMC Pool #QB2958, 3.00%, 9/1/50	2,157,338
885,625	FHLMC Pool #RA6817, 2.50%, 2/1/52	799,685
925,466	FHLMC Pool #RB5022, 3.00%, 11/1/39	881,580
2,090,355	FHLMC Pool #SB8078, 1.50%, 12/1/35	1,907,600
806,671	FHLMC Pool #SD7514, 3.50%, 4/1/50	785,065
2,382,158	FHLMC Pool #SD8108, 3.00%, 11/1/50	2,225,582
953,007	FHLMC Pool #SD8196, 3.50%, 2/1/52	919,190
1,014,915	FHLMC Pool #ZS4647, 3.50%, 1/1/46	993,861
13,320,000	FNMA, 4.00%, 7/1/52	13,150,378
15,100,000	FNMA, 4.50%, 7/1/52	15,177,270
1,565,516	FNMA Pool #AS0516, 3.00%, 9/1/43	1,496,273
238,124	FNMA Pool #AX9528, 3.50%, 2/1/45	233,603
35,817	FNMA Pool #AZ6194, 3.50%, 10/1/45	35,172
1,419,355	FNMA Pool #BM3634, 3.50%, 5/1/47	1,390,121
1,193,782	FNMA Pool #BP5709, 2.50%, 5/1/50	1,079,660
909,917	FNMA Pool #CA5540, 3.00%, 4/1/50	855,858
2,978,570	FNMA Pool #FM2202, 4.00%, 12/1/48	2,980,617
1,221,334	FNMA Pool #FM3254, 3.50%, 5/1/49	1,196,215
1,148,960	FNMA Pool #FM4140, 2.50%, 9/1/50	1,043,664
1,282,827	FNMA Pool #FM9509, 3.00%, 11/1/36	1,261,556
1,881,231	FNMA Pool #FM9760, 3.50%, 11/1/51	1,815,625
2,217,362	FNMA Pool #FM9834, 3.50%, 6/1/49	2,158,664
2,175,071	FNMA Pool #FM9939, 4.00%, 1/1/52	2,149,987
1,031,113	FNMA Pool #MA4055, 2.50%, 6/1/50	933,395
3,277,703	FNMA Pool #MA4078, 2.50%, 7/1/50	2,961,751
1,557,098	FNMA Pool #MA4222, 3.50%, 12/1/50	1,511,857
1,701,490	FNMA Pool #MA4494, 3.00%, 12/1/51	1,590,909
2,741,647	FNMA Pool #MA4495, 3.50%, 12/1/51	2,644,707

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 6.8% (continued)
$30,299	FNMA REMIC Trust Series 2013-18, Series 2013-18, Class AE, 2.00%, 3/25/28	$ 29,456
45,190	FNMA REMIC Trust Series 2013-41, Series 2013-41, Class WD, 2.00%, 11/25/42	42,476
8,811,457	GNMA, Series 2021-98, Class 2021-IG, IO, 3.00%, 6/20/51	1,314,410
1,346,960	GNMA II Pool #MA3937, 3.50%, 9/20/46	1,329,777
890,142	GNMA II Pool #MA7054, 3.50%, 12/20/50	871,539
4,014,931	GNMA II Pool #MA7651, 3.50%, 10/20/51	3,914,793
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $80,238,002)		74,992,277
U.S. TREASURY OBLIGATIONS 7.8%
3,170,000	U.S. Treasury Bonds, 5.38%, 2/15/31	3,742,334
3,320,000	U.S. Treasury Bonds, 4.38%, 2/15/38	3,881,158
11,380,000	U.S. Treasury Bonds, 1.13%, 5/15/40	7,969,112
5,612,000	U.S. Treasury Bonds, 2.88%, 5/15/43	5,146,818
6,319,000	U.S. Treasury Bonds, 3.00%, 2/15/48	5,998,113
1,100,000	U.S. Treasury Bonds, 2.25%, 8/15/49	910,078
7,000,000	U.S. Treasury Notes, 0.25%, 4/15/23	6,858,086
5,305,000	U.S. Treasury Notes, 2.38%, 8/15/24	5,239,516
5,615,000	U.S. Treasury Notes, 2.25%, 11/15/24	5,523,098
9,400,000	U.S. Treasury Notes, 0.38%, 11/30/25	8,595,492
3,000,000	U.S. Treasury Notes, 2.63%, 12/31/25	2,961,094
7,075,000	U.S. Treasury Notes, 1.63%, 5/15/26	6,713,235
7,400,000	U.S. Treasury Notes, 0.63%, 11/30/27	6,509,688
5,750,000	U.S. Treasury Notes, 2.75%, 2/15/28	5,659,033
10,000,000	U.S. Treasury Notes, 1.63%, 8/15/29	9,123,437
1,100,000	U.S. Treasury Notes, 1.13%, 2/15/31	947,547
TOTAL U.S. TREASURY OBLIGATIONS (Cost $96,388,305)		85,777,839

Shares		Value
SHORT-TERM INVESTMENTS 6.3%
	MONEY MARKET FUNDS 6.3%
62,180,868	State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.43%(5)	62,180,869
7,557,555	State Street Navigator Securities Lending Government Money Market Portfolio(6)	7,557,555
		69,738,424
TOTAL SHORT-TERM INVESTMENTS (Cost $69,738,423)		69,738,424
TOTAL INVESTMENTS IN SECURITIES 102.9% (Cost $950,726,656)		$1,131,667,864
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (2.9)%		(32,336,226)
NET ASSETS 100.0%		$1,099,331,638

(1)	Non-income producing.
(2)	A portion or all of the security was held on loan. As of June 30, 2022, the market value of the securities on loan was $11,488,277.
(3)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(4)	Floating or variable rate security. The rate disclosed is the rate in effect as of June 30, 2022. The information in parentheses represents the benchmark and reference rate for each relevant security and the rate adjusts based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. For securities which do not indicate a reference rate and spread in their descriptions, the interest rate adjusts periodically based on current interest rates and, for mortgage-backed securities, prepayments in the underlying pool of assets.
(5)	Rate reflects 7 day yield as of June 30, 2022.
(6)	Securities with an aggregate market value of $11,488,277 were out on loan in exchange for $7,557,555 of cash collateral as of June 30, 2022. The collateral was invested in a cash collateral reinvestment vehicle.

FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association.
FREMF	Freddie Mac Multifamily.
GNMA	Government National Mortgage Association.
LIBOR	London Interbank Offered Rate.
MTN	Medium Term Note.
REITs	Real Estate Investment Trusts.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.

See Notes to Financial Statements.

June 30, 2022

The following table summarizes the inputs used to value the Fund's investments in securities as of June 30, 2022 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$753,114,741	$ —	$—	$ 753,114,741
Asset-Backed Securities	—	6,616,709	—	6,616,709
Commercial Mortgage-Backed Securities	—	19,516,406	—	19,516,406
Corporate Bonds & Notes*	—	114,642,866	—	114,642,866
Long-Term Municipal Securities*	—	7,268,602	—	7,268,602
Residential Mortgage-Backed Securities	—	74,992,277	—	74,992,277
U.S. Treasury Obligations	—	85,777,839	—	85,777,839
Short-Term Investments	69,738,424	—	—	69,738,424
Total Investments in Securities	$822,853,165	$308,814,699	$—	$1,131,667,864

*	See Schedule of Investments for further breakdown by category.
See Notes to Financial Statements.

VALUE LINE CAPITAL APPRECIATION FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is to seek capital appreciation and income consistent with its asset allocation.
Manager Discussion of Fund Performance
Below, Value Line Capital Appreciation Fund, Inc. portfolio managers Cindy Starke and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended June 30, 2022.
How did the Fund perform during the semi-annual period?
The Fund’s Investor Class generated a total return of -28.81% during the six months ended June 30, 2022. This compares to the -16.12% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg US Aggregate Bond Index (the Bloomberg Index), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund underperformed its blended benchmark during the six-month reporting period. Asset allocation decisions detracted. The Fund was overweight equities and underweight fixed income, which hurt, as equities significantly underperformed fixed income during the semi-annual period. However, having a position in cash, albeit a modest one, during a semi-annual period when both the S&P 500® Index and Bloomberg Index declined boosted the Fund’s relative results.
The fixed income portion of the Fund modestly outperformed the Bloomberg Index during the semi-annual period. The equity portion of the Fund underperformed the S&P 500® Index during the semi-annual period, driving the Fund’s underperformance most, attributable primarily to stock selection. Sector allocation overall also dampened results, though modestly. Further, the equity portion of the Fund was hurt by its focus on growth companies, as value-oriented stocks significantly outperformed growth-oriented stocks during the semi-annual period.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund was hurt most by stock selection in the information technology, communication services and financials sectors. Stock selection across the information technology sector hurt. Within communication services, allocations to the growth industries of interactive media & services and entertainment, which underperformed, and lack of exposure to the better-performing, more defensive telecommunications industries detracted most. Within financials, the equity portion of the Fund was allocated across the capital markets and the banks industries, which underperformed as recession fears impacted these stocks. Also, the equity portion of the Fund was hurt by negative trends in the cryptocurrencies markets. Having overweighted allocations to information technology and communication services, two of the weakest sectors in the S&P 500® Index during the semi-annual period, also hurt.
Only partially offsetting these detractors was having an overweighted allocation to energy, which contributed positively. During the semi-annual period, energy was the only sector in the S&P 500® Index to post a positive return, supported by strong oil and gas price appreciation, and the only sector to boost the Fund’s relative results.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the stocks that detracted most from the equity portion of the Fund’s performance were ride share transportation company Lyft, cryptocurrency exchange platform Coinbase Global and camera and social media company Snap.
Lyft experienced a significant double-digit share price decline during the semi-annual period, largely due to disappointing first quarter 2022 earnings results and guidance. The company was facing driver supply shortages and higher than anticipated investments made in seeking to support its business. Shares of Coinbase Global fell significantly during the semi-annual period on disappointing first quarter 2022 earnings results and guidance, impacted, in turn, by declining cryptocurrency markets. Snap, the parent company of Snapchat, experienced a robust double-digit share price decline during the semi-annual period, pressured by the macro environment, including slowed digital advertising, heightened inflation, rising interest rates and the war in Ukraine.
What were some of the Fund’s best-performing individual stocks?
Contributing most to the equity portion of the Fund’s relative results were positions in oncology-focused biotechnology company Exelixis, oil and gas exploration and production company Pioneer Natural Resources and independent oil and natural gas company Diamondback Energy.

VALUE LINE CAPITAL APPRECIATION FUND, INC. (continued)

Exelixis was the second-largest holding in the Fund’s equity portfolio during the semi-annual period. Its shares enjoyed a double-digit gain during the semi-annual period, rising on reports of favorable financial results and updates on progress toward achieving key corporate objectives as well as commercial, clinical and pipeline development milestones. Shares of Pioneer Natural Resources and Diamondback Energy each experienced a double-digit increase during the semi-annual period, largely supported by oil and gas price appreciation. Each company delivered positive earnings surprises for both the fourth quarter of 2021 and first quarter of 2022, despite some market challenges such as supply and labor shortages.
Did the equity portion of the Fund make any significant purchases or sales?
During the semi-annual period, we established a position in The Goldman Sachs Group. In our view, this financials institution is likely to benefit amid an environment of rising interest rates and positive capital markets trends. The company delivered strong first quarter 2022 earnings results, and consensus estimates reflect potential for revenue growth and earnings per share growth going forward. We also initiated a position in cosmetics company Estee Lauder given what we saw as its relatively attractive valuation and growth outlook. In our view, the company is well positioned to grow in the beauty market. Estee Lauder’s diversified distribution, geographic and product mix can provide, we believe, resilience during broader macro pressures. We established a Fund position in Intuit, the largest provider of small business accounting software and consumer U.S. tax preparation software. We believe Intuit is an attractive growth company, estimated to grow its sales and earnings at a healthy pace going forward.
Several of the equity portion of the Fund’s sales were prompted by merger and acquisition activity during the semi-annual period, each of which benefited the Fund’s relative results. In January 2022, we sold the equity portion of the Fund’s position in interactive gaming and entertainment software developer Activision Blizzard following Microsoft’s announcement of its intent to acquire the company in an all-cash transaction. In April 2022, we opportunistically eliminated the equity portion of the Fund’s position in social media platform Twitter following Elon Musk’s announcement of his intent to acquire the company. In May 2022, we exited the equity portion of the Fund’s position in Biohaven Pharmaceutical following Pfizer’s announcement of its intent to acquire the company.
Were there any notable changes in the equity portion of the Fund’s weightings during the six-month period?
During the semi-annual period, the equity portion of the Fund’s allocation to the energy, information technology and financials sectors increased and its exposure to the health care sector decreased relative to the S&P 500® Index. We eliminated the equity portion of the Fund’s exposure to the real estate sector by selling its sole real estate holding, American Tower.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of June 2022?
As of June 30, 2022, the equity portion of the Fund was overweight relative to the S&P 500® Index in the communication services, consumer discretionary, energy, financials and information technology sectors. The equity portion of the Fund was underweight relative to the S&P 500® Index in the consumer staples, health care and industrials sectors on the same date. The equity portion of the Fund had no exposure to the materials, real estate and utilities sectors at the end of June 2022.
What was the duration and yield curve strategy of the fixed income portion of the Fund?
Duration positioning contributed positively to relative performance, as the fixed income portion of the Fund generally held a duration stance shorter than that of the Bloomberg Index during the semi-annual period based on our expectations for higher interest rates. As rates did rise across the yield curve during the semi-annual period in response to greater inflationary pressures and the U.S. Federal Reserve’s (the “Fed”) efforts to rein in inflation by hiking interest rates, the fixed income portion of the Fund’s short duration positioning added value. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
Overall, yield curve positioning also contributed positively to the fixed income portion of the Fund’s relative performance during the semi-annual period. The fixed income portion of the Fund was positioned with an underweight to long-dated bonds, i.e. those with maturities of 30 years, which significantly underperformed bonds with short-term and intermediate-term maturities during the semi-annual period.
Which fixed income market segments most significantly affected Fund performance?
During the semi-annual period, the fixed income portion of the Fund maintained an approximately 5% out-of-benchmark position in cash, which boosted relative results as virtually all fixed income sectors posted negative absolute returns. Having an overweight to agency commercial mortgage-backed securities also proved beneficial, as these issues outperformed the Bloomberg Index amid the “risk off”* investor bias that dominated during the semi-annual period. Issue selection within the corporate credit and securitized sectors also added value.

VALUE LINE CAPITAL APPRECIATION FUND, INC. (continued)

Conversely, having an overweighted allocation to investment grade corporate bonds relative to the Bloomberg Index and exposure to high yield corporate bonds, which are not a component of the Bloomberg Index, detracted, as these sectors were among the weakest within the fixed income asset class amid the strong investor bias to more “risk off”* securities during the semi-annual period. Having an underweighted allocation to and selection among U.S. Treasuries also detracted.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the six-month period?
We reduced the fixed income portion of the Fund’s exposure to corporate bonds, both investment grade and high yield, which added value given these sectors’ weak performance during the semi-annual period. We established positions in several floating rate corporate bonds that performed well as interest rates were rising. We increased the fixed income portion of the Fund’s allocation to mortgage-backed securities. Also, within the mortgage-backed securities sector, we sold lower-coupon bonds and replaced them with higher-coupon bonds. We also increased the fixed income portion of the Fund’s allocation to U.S. Treasuries during the semi-annual period.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of June 2022?
At the end of June 2022, the fixed income portion of the Fund remained overweight relative to the Bloomberg Index in investment grade corporate bonds and remained underweight relative to the Bloomberg Index in U.S. Treasuries. The fixed income portion of the Fund had a more modestly overweight exposure to the securitized sector overall but, within that allocation, had an overweight to commercial mortgage-backed securities and an underweight to mortgage-backed securities. The fixed income portion of the Fund’s duration was modestly lengthened during the semi-annual period but remained shorter than that of the Bloomberg Index.
How did the Fund’s overall asset allocation shift from beginning to end of the semi-annual period?
At June 30, 2022, the Fund had a weighting of approximately 81% in stocks, 13% in fixed income securities and 6% in cash equivalents. This compared to approximately 84% in stocks, 11% in fixed income securities and 5% in cash equivalents at the start of the semi-annual period.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity portion nor the fixed income portion of the Fund used derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
Following the S&P 500® Index’s worst first-half calendar year performance in more than half a century, we were cautiously optimistic at the end of the semi-annual period that the second half of 2022 would be a stronger time for U.S. equities. However, there remained some noteworthy headwinds for the market to digest. These include the Fed’s intentions to continue to raise interest rates as it seeks to tame inflation as well as economic growth likely to slow and potentially slip into a recession. We were hopeful the significant market sell-off in the first half of 2022 means most of these risks are already priced in going forward.
Given this backdrop, we continue to believe innovative market leaders with scale, pricing power and strong management are likely to outperform the S&P 500® Index over longer periods of time and especially during spans of slower economic growth. At the end of the semi-annual period, for the equity portion of the Fund, we continued to favor and look for quality large growth companies with strong balance sheets that are poised to grow both sales and earnings above the market and their peers over the long term.
We also intend to closely monitor the pace of U.S. and global economic growth, any shifts in the Fed’s outlook, the path of the Russia/Ukraine war, and any notable movements in either inflation or labor market conditions, as these factors are likely, in our view, to affect the Fund’s equity and fixed income holdings.
*	"Risk off,” or its opposite “risk on,” is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Risk on and risk off refer to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, the risk on/risk off theory states that investors tend to engage in higher risk investments. When risk is perceived to be high, investors have the tendency to gravitate toward lower risk investments.

Value Line Capital Appreciation Fund, Inc.
Portfolio Highlights at June 30, 2022 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
QUALCOMM, Inc.	92,000	$11,752,080	2.7%
Bank of America Corp.	375,000	11,673,750	2.7%
Diamondback Energy, Inc.	96,000	11,630,400	2.7%
Alphabet, Inc.	5,200	11,332,152	2.6%
Apple, Inc.	82,000	11,211,040	2.6%
Pioneer Natural Resources Co.	50,000	11,154,000	2.5%
Exelixis, Inc.	530,000	11,034,600	2.5%
Meta Platforms, Inc.	68,000	10,965,000	2.5%
JPMorgan Chase & Co.	82,000	9,234,020	2.1%
Amazon.com, Inc.	86,000	9,134,060	2.1%

Asset Allocation — Percentage of Net Assets

Common Stock Sectors — Percentage of Common Stocks*

Bonds & Notes Sectors — Percentage of All Bonds & Notes*

*	Excludes short-term investments, if any.

Value Line Capital Appreciation Fund, Inc.
Portfolio Highlights at June 30, 2022 (unaudited) (continued)

Performance Data: **
Average Annual Total Returns (For periods ended 6/30/2022)
	6 Mos	1 Yr	5 Yrs	10 Yrs	Since Inception 10/1/1952
Investor Class
Value Line Capital Appreciation Fund, Inc.	(28.81%)	(30.00%)	6.11%	8.14%	9.71%
60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index***	(16.12%)	(10.49%)	7.14%	8.40%	7.66%
S&P 500® Index****	(19.96%)	(10.62%)	11.31%	12.96%	9.73%
	6 Mos	1 Yr	5 Yrs		Since Inception 11/2/2015
Institutional Class
Value Line Capital Appreciation Fund, Inc.	(28.81%)	(29.88%)	6.36%		6.83%
60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index***	(16.12%)	(10.49%)	7.14%		7.42%
S&P 500® Index****	(19.96%)	(10.62%)	11.31%		11.50%
**	The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestments of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
***	The 60/40 S&P 500®Index/Bloomberg US Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the S&P 500® Index representative of the larger capitalization stocks traded in the United States and a 40% weighting of the Bloomberg US Aggregate Bond Index which is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage Backed Securities (MBS) (agency fixed-rate and hybrid ARM pass-through’s), Asset Backed Securities (ABS), and Commercial Mortgage Backed Securities (CMBS).
****	The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

Value Line Capital Appreciation Fund, Inc.
Schedule of Investments (unaudited)
June 30, 2022

Shares		Value
COMMON STOCKS 80.8%
COMMUNICATION SERVICES 9.5%
	INTERNET 8.5%
5,200	Alphabet, Inc. Class A(1)	$ 11,332,152
75,000	Match Group, Inc.(1)	5,226,750
68,000	Meta Platforms, Inc. Class A(1)	10,965,000
18,000	Netflix, Inc.(1)	3,147,660
48,000	Roku, Inc.(1)	3,942,720
210,000	Snap, Inc. Class A(1)	2,757,300
		37,371,582
	MEDIA 1.0%
44,000	Walt Disney Co.(1)	4,153,600
		41,525,182
CONSUMER DISCRETIONARY 12.4%
	APPAREL 0.9%
40,000	NIKE, Inc. Class B	4,088,000
	AUTO MANUFACTURERS 1.4%
9,500	Tesla, Inc.(1)	6,397,490
	ENTERTAINMENT 1.0%
185,000	DraftKings, Inc. Class A(1)	2,158,950
10,000	Vail Resorts, Inc.	2,180,500
		4,339,450
	INTERNET 4.0%
33,000	Alibaba Group Holding Ltd. ADR(1)	3,751,440
86,000	Amazon.com, Inc.(1)	9,134,060
2,600	Booking Holdings, Inc.(1)	4,547,374
		17,432,874
	LEISURE TIME 0.5%
235,000	Peloton Interactive, Inc. Class A(1)	2,157,300
	LODGING 0.7%
27,000	Hilton Worldwide Holdings, Inc.	3,008,880
	RETAIL 3.9%
11,000	Home Depot, Inc.	3,016,970
14,000	Lululemon Athletica, Inc.(1)	3,816,540
40,000	Starbucks Corp.	3,055,600
22,000	Target Corp.	3,107,060
11,000	Ulta Beauty, Inc.(1)	4,240,280
		17,236,450
		54,660,444
CONSUMER STAPLES 1.5%
	BEVERAGES 0.5%
10,000	Constellation Brands, Inc. Class A	2,330,600
	COSMETICS/PERSONAL CARE 1.0%
17,000	Estee Lauder Cos., Inc. Class A	4,329,390
		6,659,990
ENERGY 6.8%
	OIL & GAS 6.8%
130,000	Devon Energy Corp.	7,164,300
96,000	Diamondback Energy, Inc.	11,630,400
50,000	Pioneer Natural Resources Co.	11,154,000
		29,948,700
Shares		Value
COMMON STOCKS 80.8% (continued)
FINANCIALS 10.2%
	BANKS 7.0%
375,000	Bank of America Corp.	$ 11,673,750
90,000	Citigroup, Inc.	4,139,100
20,000	Goldman Sachs Group, Inc.	5,940,400
82,000	JPMorgan Chase & Co.	9,234,020
		30,987,270
	DIVERSIFIED FINANCIALS 2.5%
50,000	Blackstone, Inc.	4,561,500
49,000	Coinbase Global, Inc. Class A(1)(2)	2,303,980
77,000	Interactive Brokers Group, Inc. Class A	4,235,770
		11,101,250
	INTERNET 0.7%
360,000	Robinhood Markets, Inc. Class A(1)	2,959,200
		45,047,720
HEALTHCARE 11.4%
	BIOTECHNOLOGY 7.4%
1,700,000	Amarin Corp. PLC ADR(1)(2)	2,533,000
530,000	Exelixis, Inc.(1)	11,034,600
235,000	Global Blood Therapeutics, Inc.(1)	7,508,250
245,000	Intercept Pharmaceuticals, Inc.(1)(2)	3,383,450
28,000	Vertex Pharmaceuticals, Inc.(1)	7,890,120
		32,349,420
	HEALTHCARE PRODUCTS 2.0%
160,000	Exact Sciences Corp.(1)	6,302,400
12,000	Insulet Corp.(1)	2,615,280
		8,917,680
	PHARMACEUTICALS 2.0%
60,000	DexCom, Inc.(1)	4,471,800
26,000	Zoetis, Inc.	4,469,140
		8,940,940
		50,208,040
INDUSTRIALS 4.5%
	AIRLINES 1.4%
215,000	Delta Air Lines, Inc.(1)	6,228,550
	ELECTRICAL EQUIPMENT 1.0%
21,000	Generac Holdings, Inc.(1)	4,422,180
	INTERNET 2.1%
190,000	Lyft, Inc. Class A(1)	2,523,200
330,000	Uber Technologies, Inc.(1)	6,751,800
		9,275,000
		19,925,730
INFORMATION TECHNOLOGY 24.5%
	COMMERCIAL SERVICES 1.4%
87,000	PayPal Holdings, Inc.(1)	6,076,080
	COMPUTERS 3.6%
82,000	Apple, Inc.	11,211,040
26,000	Crowdstrike Holdings, Inc. Class A(1)	4,382,560
		15,593,600
	DIVERSIFIED FINANCIALS 1.9%
43,000	Visa, Inc. Class A	8,466,270

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Shares		Value
COMMON STOCKS 80.8% (continued)
INFORMATION TECHNOLOGY 24.5% (continued)
	INTERNET 1.4%
51,000	Okta, Inc.(1)	$ 4,610,400
54,000	Shopify, Inc. Class A(1)	1,686,960
		6,297,360
	SEMICONDUCTORS 8.2%
70,000	Advanced Micro Devices, Inc.(1)	5,352,900
8,000	Broadcom, Inc.	3,886,480
105,000	Micron Technology, Inc.	5,804,400
33,000	NVIDIA Corp.	5,002,470
28,000	NXP Semiconductors NV	4,144,840
92,000	QUALCOMM, Inc.	11,752,080
		35,943,170
	SOFTWARE 8.0%
12,000	Intuit, Inc.	4,625,280
34,000	Microsoft Corp.	8,732,220
35,000	RingCentral, Inc. Class A(1)	1,829,100
37,000	Salesforce.com, Inc.(1)	6,106,480
8,500	ServiceNow, Inc.(1)	4,041,920
40,000	Splunk, Inc.(1)	3,538,400
45,000	Twilio, Inc. Class A(1)	3,771,450
19,000	Workday, Inc. Class A(1)	2,652,020
		35,296,870
		107,673,350
TOTAL COMMON STOCKS (Cost $397,452,149)		355,649,156

Principal Amount		Value
ASSET-BACKED SECURITIES 0.3%
$208,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	208,001
250,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19%, 7/15/31(3)	246,139
500,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A4, 1.90%, 3/17/25	492,000
500,000	Toyota Auto Loan Extended Note Trust, Series 2019-1A, Class A, 2.56%, 11/25/31(3)	489,481
TOTAL ASSET-BACKED SECURITIES (Cost $1,529,429)		1,435,621
COMMERCIAL MORTGAGE-BACKED SECURITIES 0.9%
100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	99,199
350,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K052, Class A2, 3.15%, 11/25/25	347,850
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2, 2.67%, 3/25/26	243,634
255,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class A2, 3.22%, 3/25/27	252,391
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 0.9% (continued)
$250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	$ 251,210
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K084, Class A2, 3.78%, 10/25/28(4)	252,392
755,612	FHLMC Multifamily Structured Pass-Through Certificates, Series K101, Class A1, 2.19%, 7/25/29	718,790
540,386	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(4)	537,437
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.61%, 11/25/45(3)(4)	249,967
98,518	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	94,964
150,000	GNMA, Series 2013-12, Class B, 2.06%, 11/16/52(4)	145,257
147,809	UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	147,714
365,467	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	363,653
200,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A4, 3.54%, 5/15/48	196,174
2,588	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	2,585
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $4,168,557)		3,903,217
CORPORATE BONDS & NOTES 4.8%
BASIC MATERIALS 0.3%
	CHEMICALS 0.1%
200,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	201,263
175,000	Nutrien Ltd., Senior Unsecured Notes, 4.20%, 4/1/29	170,347
200,000	Westlake Corp., Senior Unsecured Notes, 3.60%, 8/15/26(2)	194,944
		566,554
	IRON/STEEL 0.1%
150,000	ArcelorMittal SA, Senior Unsecured Notes, 4.25%, 7/16/29(2)	142,701
190,000	Steel Dynamics, Inc., Senior Unsecured Notes, 3.25%, 1/15/31	165,916
		308,617
	MINING 0.1%
175,000	Freeport-McMoRan, Inc., 4.63%, 8/1/30(2)	162,361
185,000	Rio Tinto Finance USA PLC, Guaranteed Notes, 4.13%, 8/21/42(2)	171,138
		333,499
		1,208,670
COMMUNICATIONS 0.3%
	INTERNET 0.1%
175,000	Expedia Group, Inc., Guaranteed Notes, 3.25%, 2/15/30	146,186

See Notes to Financial Statements.

June 30, 2022

Principal Amount		Value
CORPORATE BONDS & NOTES 4.8% (continued)
COMMUNICATIONS 0.3% (continued)
	INTERNET 0.1% (continued)
$175,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28	$ 165,071
150,000	VeriSign, Inc., Senior Unsecured Notes, 2.70%, 6/15/31(2)	121,037
		432,294
	MEDIA 0.1%
175,000	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	175,259
175,000	Comcast Corp., Guaranteed Notes, 3.95%, 10/15/25	175,861
150,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26	150,815
		501,935
	TELECOMMUNICATIONS 0.1%
200,000	AT&T, Inc., Senior Unsecured Notes, 2.55%, 12/1/33	162,771
200,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	191,744
175,000	T-Mobile USA, Inc., Guaranteed Notes, 3.50%, 4/15/31(2)	152,162
175,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50	147,180
		653,857
		1,588,086
CONSUMER, CYCLICAL 0.4%
	AUTO MANUFACTURERS 0.1%
200,000	Cummins, Inc., Senior Unsecured Notes, 1.50%, 9/1/30	162,521
195,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.38%, 11/13/25	175,919
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	199,954
		538,394
	HOME BUILDERS 0.1%
200,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	201,202
187,000	PulteGroup, Inc., Guaranteed Notes, 5.00%, 1/15/27(2)	187,218
		388,420
	HOME FURNISHINGS 0.0%
200,000	Whirlpool Corp., Senior Unsecured Notes, 4.75%, 2/26/29	200,417
	LODGING 0.0%
200,000	Hyatt Hotels Corp., 1.80%, 10/1/24	189,224
	RETAIL 0.2%
175,000	AutoZone, Inc., Senior Unsecured Notes, 3.75%, 6/1/27	169,816
200,000	Costco Wholesale Corp., Senior Unsecured Notes, 1.75%, 4/20/32(2)	165,045
175,000	Dollar General Corp., Senior Unsecured Notes, 3.50%, 4/3/30(2)	161,496
Principal Amount		Value
CORPORATE BONDS & NOTES 4.8% (continued)
CONSUMER, CYCLICAL 0.4% (continued)
	RETAIL 0.2% (continued)
$200,000	O'Reilly Automotive, Inc., Senior Unsecured Notes, 3.60%, 9/1/27(2)	$ 193,453
		689,810
		2,006,265
CONSUMER, NON-CYCLICAL 1.0%
	AGRICULTURE 0.0%
175,000	Bunge Ltd. Finance Corp., Guaranteed Notes, 3.25%, 8/15/26(2)	166,654
	BEVERAGES 0.1%
200,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31(2)	205,561
175,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	172,805
175,000	Diageo Capital PLC, 2.00%, 4/29/30	149,693
		528,059
	BIOTECHNOLOGY 0.1%
150,000	Amgen, Inc., Senior Unsecured Notes, 2.20%, 2/21/27(2)	138,129
175,000	Regeneron Pharmaceuticals, Inc., Senior Unsecured Notes, 1.75%, 9/15/30	140,695
		278,824
	COMMERCIAL SERVICES 0.1%
200,000	Global Payments, Inc., Senior Unsecured Notes, 2.90%, 5/15/30	169,077
200,000	PayPal Holdings, Inc., Senior Unsecured Notes, 2.65%, 10/1/26(2)	189,902
		358,979
	FOOD 0.0%
200,000	Kroger Co., Senior Unsecured Notes, 2.65%, 10/15/26	187,334
	HEALTHCARE PRODUCTS 0.0%
175,000	Baxter International, Inc., 1.73%, 4/1/31(2)	138,835
	HEALTHCARE SERVICES 0.3%
175,000	Centene Corp., Senior Unsecured Notes, 4.63%, 12/15/29	162,348
185,000	Elevance Health, Inc., Senior Unsecured Notes, 3.35%, 12/1/24	182,632
200,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	200,056
200,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	196,440
200,000	Laboratory Corp. of America Holdings, Senior Unsecured Notes, 2.95%, 12/1/29	176,432
175,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	173,019
		1,090,927
	HOUSEHOLD PRODUCTS 0.0%
200,000	Clorox Co., Senior Unsecured Notes, 1.80%, 5/15/30(2)	163,974

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 4.8% (continued)
CONSUMER, NON-CYCLICAL 1.0% (continued)
	PHARMACEUTICALS 0.4%
$190,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26	$ 180,214
200,000	AstraZeneca PLC, Senior Unsecured Notes, 1.38%, 8/6/30(2)	164,265
200,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.70%, 6/6/27	193,888
175,000	CVS Health Corp., Senior Unsecured Notes, 1.75%, 8/21/30	140,528
175,000	Merck & Co., Inc., Senior Unsecured Notes, 3.90%, 3/7/39	166,129
190,000	Novartis Capital Corp., Guaranteed Notes, 2.75%, 8/14/50(2)	149,031
190,000	Takeda Pharmaceutical Co. Ltd., Senior Unsecured Notes, 3.03%, 7/9/40	146,948
200,000	Utah Acquisition Sub, Inc., Guaranteed Notes, 3.95%, 6/15/26	188,642
200,000	Zoetis, Inc., Senior Unsecured Notes, 4.50%, 11/13/25(2)	202,769
		1,532,414
		4,446,000
ENERGY 0.5%
	OIL & GAS 0.2%
175,000	Canadian Natural Resources Ltd., Senior Unsecured Notes, 2.05%, 7/15/25(2)	163,886
185,000	EOG Resources, Inc., Senior Unsecured Notes,4.38%, 4/15/30	186,148
190,000	Hess Corp., Senior Unsecured Notes, 4.30%, 4/1/27	185,476
150,000	Occidental Petroleum Corp., Senior Unsecured Notes, 5.50%, 12/1/25	147,750
150,000	TotalEnergies Capital International SA, Guaranteed Notes, 3.46%, 2/19/29	143,077
		826,337
	OIL & GAS SERVICES 0.1%
175,000	Schlumberger Finance Canada Ltd., Guaranteed Notes, 1.40%, 9/17/25(2)	162,456
	PIPELINES 0.2%
175,000	Boardwalk Pipelines LP, Guaranteed Notes, 4.95%, 12/15/24(2)	176,325
200,000	Enbridge, Inc., Guaranteed Notes, 2.50%, 8/1/33	162,163
175,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	161,183
200,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28(2)	194,882
175,000	Targa Resources Corp., 5.20%, 7/1/27	176,006
175,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 4.25%, 5/15/28	170,574
		1,041,133
		2,029,926
FINANCIAL 1.5%
	BANKS 0.7%
200,000	Bank of America Corp. MTN, (SOFR + 1.33%), 2.84%, 4/2/26(4)	197,363
Principal Amount		Value
CORPORATE BONDS & NOTES 4.8% (continued)
FINANCIAL 1.5% (continued)
	BANKS 0.7% (continued)
$175,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28	$ 167,501
150,000	Citigroup, Inc., Senior Unsecured Notes, (3-month LIBOR + 0.90%), 3.35%, 4/24/25(4)	147,157
185,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44(2)	177,997
200,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 3.75%, 2/25/26	196,270
200,000	HSBC Holdings PLC, Senior Unsecured Notes, 3.90%, 5/25/26(2)	195,700
175,000	ING Groep NV, Senior Unsecured Notes, 3.95%, 3/29/27(2)	168,862
200,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26(2)	198,467
150,000	JPMorgan Chase & Co., Senior Unsecured Notes, (3-month LIBOR + 1.38%), 3.96%, 11/15/48(4)	127,889
200,000	KeyCorp, Senior Unsecured Notes, 2.55%, 10/1/29(2)	173,907
225,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24	223,683
200,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	201,412
200,000	Morgan Stanley, Series F, Senior Unsecured Notes, 3.88%, 4/29/24(2)	200,410
200,000	Northern Trust Corp., 1.95%, 5/1/30(2)	170,299
200,000	PNC Bank NA, Subordinated Notes, 2.95%, 1/30/23	199,652
225,000	Royal Bank of Canada, Subordinated Notes, 4.65%, 1/27/26	227,105
200,000	Wells Fargo & Co., (SOFR + 1.32%), 2.30%, 4/25/26(4)	196,590
150,000	Zions Bancorp NA, Subordinated Notes, 3.25%, 10/29/29	130,820
		3,301,084
	DIVERSIFIED FINANCIALS 0.3%
175,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Guaranteed Notes, 1.75%, 1/30/26(2)	153,127
200,000	Air Lease Corp., Senior Unsecured Notes, 3.63%, 4/1/27	185,450
175,000	Ally Financial, Inc., 4.75%, 6/9/27	168,292
200,000	American Express Co., (SOFR + 0.72%), 1.82%, 5/3/24(4)	198,562
200,000	Charles Schwab Corp., (SOFR + 1.05%), 2.43%, 3/3/27(2)(4)	196,790
185,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	182,429
200,000	Synchrony Financial, Senior Unsecured Notes, 4.25%, 8/15/24	198,935
		1,283,585
	INSURANCE 0.2%
200,000	Aflac, Inc., Senior Unsecured Notes, 3.60%, 4/1/30(2)	189,842

See Notes to Financial Statements.

June 30, 2022

Principal Amount		Value
CORPORATE BONDS & NOTES 4.8% (continued)
FINANCIAL 1.5% (continued)
	INSURANCE 0.2% (continued)
$190,000	Allstate Corp., Senior Unsecured Notes, 1.45%, 12/15/30	$ 151,355
175,000	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 2.80%, 8/19/29(2)	156,385
200,000	Prudential Financial, Inc., Junior Subordinated Notes, (3-month LIBOR + 2.67%), 5.70%, 9/15/48(2)(4)	194,226
		691,808
	REITS 0.3%
200,000	AvalonBay Communities, Inc., Senior Unsecured Notes, 2.45%, 1/15/31	173,267
200,000	Digital Realty Trust LP, Guaranteed Notes, 3.60%, 7/1/29(2)	181,134
200,000	Equinix, Inc., Senior Unsecured Notes, 2.50%, 5/15/31	163,596
200,000	Essex Portfolio LP, Guaranteed Notes, 3.00%, 1/15/30	177,167
200,000	Kimco Realty Corp., 2.25%, 12/1/31(2)	161,243
200,000	Life Storage LP, Guaranteed Notes, 2.20%, 10/15/30	160,710
200,000	Prologis LP, Senior Unsecured Notes, 2.25%, 4/15/30	173,501
175,000	Sabra Health Care LP, Guaranteed Notes, 3.90%, 10/15/29	154,813
175,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28(2)	170,100
		1,515,531
		6,792,008
INDUSTRIAL 0.4%
	AEROSPACE/DEFENSE 0.1%
200,000	L3Harris Technologies, Inc., Senior Unsecured Notes, 4.40%, 6/15/28	196,758
175,000	Raytheon Technologies Corp., Senior Unsecured Notes, 4.13%, 11/16/28	173,019
170,000	Teledyne Technologies, Inc., Senior Unsecured Notes, 1.60%, 4/1/26	152,858
		522,635
	BUILDING MATERIALS 0.1%
200,000	Masco Corp., Senior Unsecured Notes, 2.00%, 10/1/30	158,416
200,000	Vulcan Materials Co., Senior Unsecured Notes, 3.50%, 6/1/30	181,758
		340,174
	ELECTRONICS 0.1%
175,000	Amphenol Corp., 2.20%, 9/15/31(2)	143,260
200,000	Flex Ltd., Senior Unsecured Notes, 4.75%, 6/15/25(2)	201,656
150,000	Jabil, Inc., Senior Unsecured Notes, 3.60%, 1/15/30	133,949
		478,865
	MACHINERY - DIVERSIFIED 0.0%
175,000	John Deere Capital Corp., Senior Unsecured Notes, 2.45%, 1/9/30	157,028
Principal Amount		Value
CORPORATE BONDS & NOTES 4.8% (continued)
INDUSTRIAL 0.4% (continued)
	MISCELLANEOUS MANUFACTURERS 0.1%
$200,000	Trane Technologies Luxembourg Finance SA, Guaranteed Notes, 3.80%, 3/21/29	$ 187,670
		1,686,372
TECHNOLOGY 0.4%
	COMPUTERS 0.1%
190,000	Dell International LLC / EMC Corp., 4.90%, 10/1/26	190,305
175,000	NetApp, Inc., Senior Unsecured Notes, 1.88%, 6/22/25	163,390
		353,695
	SEMICONDUCTORS 0.2%
175,000	Analog Devices, Inc., 2.80%, 10/1/41(2)	137,801
200,000	KLA Corp., Senior Unsecured Notes, 4.10%, 3/15/29	197,966
175,000	NVIDIA Corp., Senior Unsecured Notes, 2.85%, 4/1/30	160,679
175,000	Xilinx, Inc., Guaranteed Notes, 2.38%, 6/1/30(2)	154,695
		651,141
	SOFTWARE 0.1%
175,000	Adobe, Inc., Senior Unsecured Notes, 2.30%, 2/1/30	154,911
175,000	Electronic Arts, Inc., Senior Unsecured Notes, 4.80%, 3/1/26(2)	178,838
175,000	Roper Technologies, Inc., Senior Unsecured Notes, 2.00%, 6/30/30(2)	141,277
195,000	Salesforce, Inc., Senior Unsecured Notes, 2.70%, 7/15/41	151,571
		626,597
		1,631,433
TOTAL CORPORATE BONDS & NOTES (Cost $24,029,064)		21,388,760
LONG-TERM MUNICIPAL SECURITIES 0.3%
	CALIFORNIA 0.0%
150,000	City of Pasadena CA, Refunding Revenue Bonds, Series B, 2.77%, 5/1/34	128,881
100,000	San Marcos California Unified School District, Refunding Revenue Bonds, 3.17%, 8/1/38	81,576
		210,457
	MASSACHUSETTS 0.1%
275,000	Massachusetts Water Resources Authority, Green Bonds, Refunding Revenue Bonds, Series F, 3.10%, 8/1/39	234,618
	NEW YORK 0.1%
250,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, Series E-2, 3.00%, 2/1/26	245,431
	TEXAS 0.1%
175,000	City of Houston TX Combined Utility System Revenue, Refunding Revenue Bonds, Series D, 1.97%, 11/15/34	133,844

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES 0.3% (continued)
	TEXAS 0.1% (continued)
$250,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, Series C, 4.45%, 11/15/43	$ 228,507
175,000	Texas Transportation Commission, GO, 5.00%, 4/1/28	187,809
		550,160
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,419,248)		1,240,666
RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.3%
86,056	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	82,570
7,056	FHLMC Gold PC Pool #A47613, 5.00%, 11/1/35	7,400
91,981	FHLMC Gold Pool #C09027, 3.00%, 2/1/43	88,110
965,033	FHLMC Pool #QD2419, 3.00%, 12/1/51	910,796
196,806	FHLMC Pool #RA6817, 2.50%, 2/1/52	177,708
516,160	FHLMC Pool #SD8093, 3.50%, 9/1/50	500,787
1,231,325	FHLMC Pool #SD8108, 3.00%, 11/1/50	1,150,391
3,500,000	FNMA, 4.00%, 7/1/52	3,455,430
500,000	FNMA, 4.50%, 7/1/52	502,559
338	FNMA Pool #AH3226, 5.00%, 2/1/41	356
123,473	FNMA Pool #AL0657, 5.00%, 8/1/41	130,079
106,327	FNMA Pool #AQ1853, 3.00%, 11/1/42	101,797
115,488	FNMA Pool #AU5409, 3.00%, 8/1/43	110,126
606,611	FNMA Pool #CA5540, 3.00%, 4/1/50	570,572
173,702	FNMA Pool #FM2202, 4.00%, 12/1/48	173,821
382,987	FNMA Pool #FM4140, 2.50%, 9/1/50	347,888
1,007,129	FNMA Pool #FM8461, 2.00%, 7/1/36	943,020
900,099	FNMA Pool #FM9508, 2.50%, 10/1/36	866,255
144,710	FNMA Pool #FM9760, 3.50%, 11/1/51	139,663
161,415	FNMA Pool #FM9834, 3.50%, 6/1/49	157,142
1,359,016	FNMA Pool #MA4159, 2.50%, 10/1/50	1,228,354
201,655	FNMA Pool #MA4222, 3.50%, 12/1/50	195,796
50,498	FNMA REMIC Trust Series 2013-18, Series 2013-18, Class AE, 2.00%, 3/25/28	49,094
1,468,576	GNMA, Series 2021-98, Class 2021-IG, IO, 3.00%, 6/20/51	219,068
58,181	GNMA II Pool #MA1521, 3.50%, 12/20/43	57,849
102,781	GNMA II Pool #MA1839, 4.00%, 4/20/44	103,727
113,480	GNMA II Pool #MA4836, 3.00%, 11/20/47	108,340
269,740	GNMA II Pool #MA7054, 3.50%, 12/20/50	264,103
2,054,151	GNMA II Pool #MA7651, 3.50%, 10/20/51	2,002,917
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $15,793,939)		14,645,718
U.S. TREASURY OBLIGATIONS 3.5%
520,000	U.S. Treasury Bonds, 4.38%, 2/15/38	607,892
1,307,000	U.S. Treasury Bonds, 2.75%, 8/15/42	1,179,057
1,125,000	U.S. Treasury Bonds, 3.00%, 2/15/48	1,067,871
1,438,000	U.S. Treasury Bonds, 2.25%, 8/15/49	1,189,720
650,000	U.S. Treasury Notes, 2.25%, 11/15/24	639,361
2,640,000	U.S. Treasury Notes, 0.50%, 3/31/25	2,466,441
1,260,000	U.S. Treasury Notes, 3.00%, 9/30/25	1,259,557
Principal Amount		Value
U.S. TREASURY OBLIGATIONS 3.5% (continued)
$1,280,000	U.S. Treasury Notes, 0.63%, 3/31/27	$ 1,144,400
912,000	U.S. Treasury Notes, 2.25%, 8/15/27	877,373
1,435,000	U.S. Treasury Notes, 1.25%, 3/31/28	1,298,507
1,500,000	U.S. Treasury Notes, 1.63%, 8/15/29	1,368,516
775,000	U.S. Treasury Notes, 1.50%, 2/15/30	697,470
2,000,000	U.S. Treasury Notes, 1.13%, 2/15/31	1,722,812
TOTAL U.S. TREASURY OBLIGATIONS (Cost $17,018,731)		15,518,977

Shares		Value
SHORT-TERM INVESTMENTS 8.9%
	MONEY MARKET FUNDS 8.9%
31,467,760	State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.43%(5)	31,467,760
7,550,418	State Street Navigator Securities Lending Government Money Market Portfolio(6)	7,550,418
		39,018,178
TOTAL SHORT-TERM INVESTMENTS (Cost $39,018,178)		39,018,178
TOTAL INVESTMENTS IN SECURITIES 102.8% (Cost $500,429,295)		$452,800,293
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (2.8)%		(12,416,128)
NET ASSETS 100.0%		$440,384,165

(1)	Non-income producing.
(2)	A portion or all of the security was held on loan. As of June 30, 2022, the market value of the securities on loan was $11,679,604.
(3)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(4)	Floating or variable rate security. The rate disclosed is the rate in effect as of June 30, 2022. The information in parentheses represents the benchmark and reference rate for each relevant security and the rate adjusts based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. For securities which do not indicate a reference rate and spread in their descriptions, the interest rate adjusts periodically based on current interest rates and, for mortgage-backed securities, prepayments in the underlying pool of assets.
(5)	Rate reflects 7 day yield as of June 30, 2022.
(6)	Securities with an aggregate market value of $11,679,604 were out on loan in exchange for $7,550,418 of cash collateral as of June 30, 2022. The collateral was invested in a cash collateral reinvestment vehicle.

ADR	American Depositary Receipt.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association.
FREMF	Freddie Mac Multifamily.
GNMA	Government National Mortgage Association.
LIBOR	London Interbank Offered Rate.

See Notes to Financial Statements.

June 30, 2022

MTN	Medium Term Note.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.

The following table summarizes the inputs used to value the Fund's investments in securities as of June 30, 2022 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$355,649,156	$ —	$—	$355,649,156
Asset-Backed Securities	—	1,435,621	—	1,435,621
Commercial Mortgage-Backed Securities	—	3,903,217	—	3,903,217
Corporate Bonds & Notes*	—	21,388,760	—	21,388,760
Long-Term Municipal Securities*	—	1,240,666	—	1,240,666
Residential Mortgage-Backed Securities	—	14,645,718	—	14,645,718
U.S. Treasury Obligations	—	15,518,977	—	15,518,977
Short-Term Investments	39,018,178	—	—	39,018,178
Total Investments in Securities	$394,667,334	$58,132,959	$—	$452,800,293

*	See Schedule of Investments for further breakdown by category.
See Notes to Financial Statements.

VALUE LINE CORE BOND FUND

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
Manager Discussion of Fund Performance
Jeffrey Geffen, co-portfolio manager of the Value Line Core Bond Fund along with Liane Rosenberg, retired from EULAV Asset Management early in the semi-annual period. Below, Value Line Core Bond Fund’s portfolio manager Liane Rosenberg discusses the Fund’s performance and positioning for the six months ended June 30, 2022.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of -9.93% during the six months ended June 30, 2022. This compares to the -10.35% return of the Fund’s benchmark, the Bloomberg US Aggregate Bond Index (the “Bloomberg Index”), during the same semi-annual period.
What key factors were responsible for the Fund’s performance relative to its benchmark during the six-month reporting period?
The Fund posted negative absolute returns but outperformed its benchmark on a relative basis due primarily to duration and yield curve positioning. Having an allocation to cash during this challenging period for fixed income assets also added value. Issue selection and sector allocation decisions overall generated mixed results.
Which fixed income market sectors most significantly affected Fund performance?
During the semi-annual period, the Fund maintained an approximately 5% out-of-benchmark position in cash, which boosted relative results as virtually all fixed income sectors posted negative returns. Having an overweight to agency commercial mortgage-backed securities also proved beneficial, as these issues outperformed the Bloomberg Index amid the “risk off”* investor bias that dominated during the semi-annual period. Issue selection within the corporate credit and securitized sectors also added value.
Conversely, having an overweighted allocation to investment grade corporate bonds relative to the Bloomberg Index and exposure to high yield corporate bonds, which are not a component of the Bloomberg Index, detracted, as these sectors were among the weakest within the fixed income asset class amid the strong investor bias to more “risk off” securities during the semi-annual period. Also, the Fund’s bias toward bonds rated BBB within the investment grade corporate bond sector hurt, as higher-rated bonds outperformed lower-rated bonds during the semi-annual period. Having an underweighted allocation to and selection among U.S. Treasuries also detracted.
What was the Fund’s duration strategy?
Duration positioning in the Fund contributed positively to its relative performance, as the Fund generally held a duration stance shorter than that of the Bloomberg Index during the semi-annual period based on our expectations for higher interest rates. As rates did rise across the yield curve during the semi-annual period in response to greater inflationary pressures and the U.S. Federal Reserve’s (the “Fed”) efforts to rein in inflation by hiking interest rates, the Fund’s short duration positioning added value. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Overall, yield curve positioning contributed positively to the Fund’s relative performance during the semi-annual period. The Fund was positioned with an underweight to long-dated bonds, i.e. those with maturities of 30 years, which significantly underperformed bonds with short-term and intermediate-term maturities during the semi-annual period.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.

VALUE LINE CORE BOND FUND (continued)

Were there any notable changes in the Fund’s weightings during the semi-annual period?
During the semi-annual period, we further shortened the Fund’s duration compared to that of the Bloomberg Index, which helped returns given the significant increase in interest rates.  We reduced the Fund’s exposure to high yield corporate bonds, which added value given this sector’s weak performance during the semi-annual period. We established positions in several floating rate corporate bonds that performed well as interest rates were rising. We increased the Fund’s allocation to mortgage-backed securities. Also, within the mortgage-backed securities sector, we sold lower-coupon bonds and replaced them with higher-coupon bonds.
How was the Fund positioned relative to its benchmark index at the end of June 2022?
At the end of June 2022, the Fund remained overweight relative to the Bloomberg Index in investment grade corporate bonds and commercial mortgage-backed securities and remained underweight relative to the Bloomberg Index in U.S. Treasuries. To a more modest degree, the Fund also remained underweight mortgage-backed securities relative to the Bloomberg Index at the end of the semi-annual period. The Fund maintained exposure to high yield corporate bonds, which are not a component of the Bloomberg Index.
What is your tactical view and strategy for the months ahead?
At the end of June 2022, we believed the key questions for the fixed income market in the months ahead would likely be around how aggressive the Fed might be in raising interest rates, how successful the Fed is in containing inflation while maintaining job growth and how the Fed’s actions might impact U.S. economic growth. Of course, the path of the Russia/Ukraine war also remained an overhang on all of these factors. Given our view that there is an increasing possibility of a U.S. economic recession, though likely mild if it occurs, we intend to make several shifts within the Fund’s portfolio in the months ahead. We intend to modestly lengthen the Fund’s duration though still keeping it shorter than that of the Bloomberg Index. We also intend to mitigate some of the Fund’s overall credit risk by reducing allocations to corporate bonds, especially bonds rated BBB, and increasing the Fund’s exposure to U.S. Treasuries.
In regularly evaluating the Fund’s sector allocations and duration and yield curve positioning, we will, of course, closely monitor any shifts in the Fed’s outlook, the strength of the economy and any notable movements in either inflation or labor market conditions.
*	”Risk off,” or its opposite “risk on,” is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Risk on and risk off refer to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, the risk on/risk off theory states that investors tend to engage in higher risk investments. When risk is perceived to be high, investors have the tendency to gravitate toward lower risk investments.

Value Line Core Bond Fund
Portfolio Highlights at June 30, 2022 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
FNMA, 4.00%, 7/1/52	2,130,000	$2,102,876	4.8%
U.S. Treasury Bonds, 2.25%, 8/15/49	1,806,000	1,494,183	3.4%
FNMA, 4.50%, 7/1/52	1,250,000	1,256,396	2.9%
FNMA Pool #FM9834, 3.50%, 6/1/49	1,250,967	1,217,851	2.8%
U.S. Treasury Notes, 2.25%, 11/15/24	1,185,000	1,165,605	2.7%
U.S. Treasury Bonds, 3.00%, 2/15/48	939,000	891,316	2.1%
U.S. Treasury Notes, 2.75%, 2/15/28	790,000	777,502	1.8%
FNMA Pool #CB0856, 3.00%, 6/1/51	789,253	737,617	1.7%
U.S. Treasury Notes, 1.50%, 2/15/30	675,000	607,474	1.4%
U.S. Treasury Notes, 1.50%, 8/15/26	620,000	583,018	1.3%

Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investments In Securities*

*	Excludes short-term investments, if any.

Value Line Core Bond Fund
Portfolio Highlights at June 30, 2022 (unaudited) (continued)

Coupon Distribution
Percentage of Total Investments In Securities*
Less than 4%	72.0%
4 - 4.99%	25.0%
5 - 5.99%	3.0%
Total	100.0%

*	Excludes short-term investments, if any.
Performance Data: **
Average Annual Total Returns (For periods ended 6/30/2022)
	6 Mos	1 Yr	5 Yrs	10 Yrs
Value Line Core Bond Fund	(9.93%)	(10.49%)	0.19%	1.26%
Bloomberg US Aggregate Bond Index***	(10.35%)	(10.29%)	0.88%	1.54%
**	The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestments of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
***	The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthrough’s), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this Index.

Value Line Core Bond Fund
Schedule of Investments (unaudited)

Principal Amount		Value
ASSET-BACKED SECURITIES 1.0%
$100,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	$ 100,001
200,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19%, 7/15/31(1)	196,911
150,000	Ford Credit Floorplan Master Owner Trust, Series 2019-2, Class A, 3.06%, 4/15/26	147,886
TOTAL ASSET-BACKED SECURITIES (Cost $477,066)		444,798
COMMERCIAL MORTGAGE-BACKED SECURITIES 5.7%
150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	148,799
180,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class A2, 2.65%, 8/25/26	174,726
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K061, Class A2, 3.35%, 11/25/26(2)	250,170
200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K063, Class A2, 3.43%, 1/25/27(2)	199,676
300,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K069, Class A2, 3.19%, 9/25/27(2)	295,933
200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K092, Class A2, 3.30%, 4/25/29	197,590
450,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K103, Class A2, 2.65%, 11/25/29	425,167
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.61%, 11/25/45(1)(2)	249,967
175,000	FREMF Mortgage Trust, Series 2015-K43, Class B, 3.86%, 2/25/48(1)(2)	172,284
153,120	GNMA, Series 2012-125, Class AB, 2.11%, 2/16/53(2)	140,214
137,925	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	132,949
12,744	GS Mortgage Securities Trust, Series 2015-GC32, Class A2, 3.06%, 7/10/48	12,737
40,973	Sequoia Mortgage Trust, Series 2004-8, Class A1, (1-month LIBOR + 0.70%), 2.30%, 9/20/34(2)	37,169
55,350	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class ASB, 3.46%, 7/15/58	54,872
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $2,740,128)		2,492,253
CORPORATE BONDS & NOTES 35.4%
BASIC MATERIALS 1.9%
	CHEMICALS 0.7%
200,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	201,263
125,000	Nutrien Ltd., Senior Unsecured Notes, 4.20%, 4/1/29	121,677
		322,940
	IRON/STEEL 0.6%
135,000	ArcelorMittal SA, Senior Unsecured Notes, 4.25%, 7/16/29(3)	128,431
Principal Amount		Value
CORPORATE BONDS & NOTES 35.4% (continued)
BASIC MATERIALS 1.9% (continued)
	IRON/STEEL 0.6% (continued)
$165,000	Steel Dynamics, Inc., Senior Unsecured Notes, 3.25%, 1/15/31	$ 144,085
		272,516
	MINING 0.6%
120,000	Freeport-McMoRan, Inc., 4.63%, 8/1/30(3)	111,333
140,000	Rio Tinto Finance USA PLC, Guaranteed Notes, 4.13%, 8/21/42(3)	129,510
		240,843
		836,299
COMMUNICATIONS 3.3%
	INTERNET 0.8%
125,000	Expedia Group, Inc., Guaranteed Notes, 3.25%, 2/15/30	104,419
120,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28	113,191
125,000	VeriSign, Inc., Senior Unsecured Notes, 2.70%, 6/15/31	100,864
		318,474
	MEDIA 1.1%
175,000	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	175,259
175,000	Comcast Corp., Guaranteed Notes, 4.15%, 10/15/28	174,725
125,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26	125,679
		475,663
	TELECOMMUNICATIONS 1.4%
190,000	AT&T, Inc., Senior Unsecured Notes, 2.55%, 12/1/33	154,633
200,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	191,744
150,000	T-Mobile USA, Inc., Guaranteed Notes, 3.50%, 4/15/31	130,425
175,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50	147,179
		623,981
		1,418,118
CONSUMER, CYCLICAL 3.1%
	AUTO MANUFACTURERS 0.8%
170,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.38%, 11/13/25	153,365
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	199,954
		353,319
	HOME BUILDERS 1.1%
200,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	201,202
142,000	PulteGroup, Inc., Guaranteed Notes, 5.00%, 1/15/27	142,165

See Notes to Financial Statements.

June 30, 2022

Principal Amount		Value
CORPORATE BONDS & NOTES 35.4% (continued)
CONSUMER, CYCLICAL 3.1% (continued)
	HOME BUILDERS 1.1% (continued)
$140,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	$ 136,349
		479,716
	LODGING 0.3%
125,000	Hyatt Hotels Corp., 1.80%, 10/1/24	118,265
	RETAIL 0.9%
150,000	AutoZone, Inc., Senior Unsecured Notes, 3.75%, 6/1/27	145,557
150,000	Dollar General Corp., Senior Unsecured Notes, 3.50%, 4/3/30(3)	138,425
100,000	O'Reilly Automotive, Inc., Senior Unsecured Notes, 3.60%, 9/1/27(3)	96,727
		380,709
		1,332,009
CONSUMER, NON-CYCLICAL 6.9%
	AGRICULTURE 0.3%
150,000	Bunge Ltd. Finance Corp., Guaranteed Notes, 3.25%, 8/15/26	142,846
	BEVERAGES 0.9%
125,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31	128,476
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	148,118
125,000	Diageo Capital PLC, 2.00%, 4/29/30	106,924
		383,518
	BIOTECHNOLOGY 0.8%
150,000	Amgen, Inc., Senior Unsecured Notes, 2.20%, 2/21/27	138,129
100,000	Gilead Sciences, Inc., Senior Unsecured Notes, 3.25%, 9/1/22	100,000
150,000	Regeneron Pharmaceuticals, Inc., Senior Unsecured Notes, 1.75%, 9/15/30	120,596
		358,725
	COMMERCIAL SERVICES 0.6%
150,000	PayPal Holdings, Inc., Senior Unsecured Notes, 2.65%, 10/1/26	142,427
155,000	Service Corp. International, Senior Unsecured Notes, 4.00%, 5/15/31	132,331
		274,758
	FOOD 0.4%
175,000	Kroger Co., Senior Unsecured Notes, 2.65%, 10/15/26	163,917
	HEALTHCARE PRODUCTS 0.2%
100,000	Baxter International, Inc., 1.73%, 4/1/31	79,334
	HEALTHCARE SERVICES 1.6%
150,000	Centene Corp., Senior Unsecured Notes, 4.63%, 12/15/29	139,155
150,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	150,042
150,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	147,330
Principal Amount		Value
CORPORATE BONDS & NOTES 35.4% (continued)
CONSUMER, NON-CYCLICAL 6.9% (continued)
	HEALTHCARE SERVICES 1.6% (continued)
$150,000	Laboratory Corp. of America Holdings, Senior Unsecured Notes, 2.95%, 12/1/29	$ 132,324
125,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	123,585
		692,436
	PHARMACEUTICALS 2.1%
150,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26	142,274
125,000	AstraZeneca PLC, Senior Unsecured Notes, 1.38%, 8/6/30(3)	102,666
150,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.70%, 6/6/27	145,416
165,000	Merck & Co., Inc., Senior Unsecured Notes, 3.90%, 3/7/39	156,636
160,000	Novartis Capital Corp., Guaranteed Notes, 2.75%, 8/14/50(3)	125,500
140,000	Takeda Pharmaceutical Co. Ltd., Senior Unsecured Notes, 3.03%, 7/9/40	108,277
165,000	Utah Acquisition Sub, Inc., Guaranteed Notes, 3.95%, 6/15/26	155,630
		936,399
		3,031,933
ENERGY 3.9%
	OIL & GAS 1.6%
150,000	Canadian Natural Resources Ltd., Senior Unsecured Notes, 2.05%, 7/15/25	140,474
140,000	EOG Resources, Inc., Senior Unsecured Notes, 4.38%, 4/15/30	140,869
135,000	Hess Corp., Senior Unsecured Notes, 4.30%, 4/1/27	131,785
150,000	Occidental Petroleum Corp., Senior Unsecured Notes, 5.50%, 12/1/25	147,750
125,000	TotalEnergies Capital International SA, Guaranteed Notes, 3.46%, 2/19/29	119,231
		680,109
	OIL & GAS SERVICES 0.3%
150,000	Schlumberger Finance Canada Ltd., Guaranteed Notes, 1.40%, 9/17/25(3)	139,248
	PIPELINES 2.0%
125,000	Boardwalk Pipelines LP, Guaranteed Notes, 4.95%, 12/15/24	125,946
150,000	Enbridge, Inc., Guaranteed Notes, 2.50%, 8/1/33	121,622
100,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	92,105
200,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28	194,882
125,000	Magellan Midstream Partners LP, Senior Unsecured Notes, 4.25%, 9/15/46	104,991
125,000	Targa Resources Corp., 5.20%, 7/1/27	125,719

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 35.4% (continued)
ENERGY 3.9% (continued)
	PIPELINES 2.0% (continued)
$125,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 4.25%, 5/15/28	$ 121,838
		887,103
		1,706,460
FINANCIAL 13.0%
	BANKS 6.0%
200,000	Bank of America Corp. MTN, (SOFR + 1.33%), 2.84%, 4/2/26(2)	197,363
100,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28	95,715
150,000	Citigroup, Inc., Senior Unsecured Notes, (3-month LIBOR + 0.90%), 3.35%, 4/24/25(2)	147,157
130,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	125,079
125,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.65%, 1/25/24	124,554
150,000	First-Citizens Bank & Trust Co., Senior Unsecured Notes, (SOFR + 3.83%), 3.93%, 6/19/24(2)	149,098
175,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 3.75%, 2/25/26	171,736
125,000	ING Groep NV, Senior Unsecured Notes, 3.95%, 3/29/27	120,616
130,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26(3)	129,003
150,000	JPMorgan Chase & Co., Senior Unsecured Notes, (3-month LIBOR + 1.38%), 3.96%, 11/15/48(2)	127,889
150,000	KeyCorp, Senior Unsecured Notes, 2.55%, 10/1/29(3)	130,430
175,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24	173,976
150,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	151,059
125,000	Morgan Stanley, Series F, Senior Unsecured Notes, 3.88%, 4/29/24	125,256
150,000	PNC Bank NA, Subordinated Notes, 2.95%, 1/30/23	149,739
200,000	Wells Fargo & Co., (SOFR + 1.32%), 2.30%, 4/25/26(2)	196,590
350,000	Zions Bancorp NA, Subordinated Notes, 3.25%, 10/29/29	305,247
		2,620,507
	DIVERSIFIED FINANCIALS 2.9%
175,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Guaranteed Notes, 1.75%, 1/30/26(3)	153,127
175,000	Air Lease Corp., Senior Unsecured Notes, 3.63%, 4/1/27	162,269
150,000	Ally Financial, Inc., 4.75%, 6/9/27	144,250
175,000	American Express Co., (SOFR + 0.72%), 1.82%, 5/3/24(2)	173,742
175,000	Charles Schwab Corp., (SOFR + 1.05%), 2.43%, 3/3/27(2)	172,191
Principal Amount		Value
CORPORATE BONDS & NOTES 35.4% (continued)
FINANCIAL 13.0% (continued)
	DIVERSIFIED FINANCIALS 2.9% (continued)
$165,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	$ 162,707
100,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	100,152
190,000	Synchrony Financial, Senior Unsecured Notes, 4.25%, 8/15/24	188,989
		1,257,427
	INSURANCE 1.4%
150,000	Aflac, Inc., Senior Unsecured Notes, 3.60%, 4/1/30(3)	142,382
135,000	Allstate Corp., Senior Unsecured Notes, 1.45%, 12/15/30	107,542
200,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	200,184
175,000	Prudential Financial, Inc., Junior Subordinated Notes, (3-month LIBOR + 2.67%), 5.70%, 9/15/48(2)(3)	169,947
		620,055
	REITS 2.7%
125,000	AvalonBay Communities, Inc., Senior Unsecured Notes, 2.45%, 1/15/31	108,292
150,000	Crown Castle International Corp., Senior Unsecured Notes, 3.80%, 2/15/28	141,754
125,000	Digital Realty Trust LP, Guaranteed Notes, 3.60%, 7/1/29	113,209
100,000	Duke Realty LP, Senior Unsecured Notes, 4.00%, 9/15/28	97,121
150,000	Equinix, Inc., Senior Unsecured Notes, 2.50%, 5/15/31	122,697
150,000	Kimco Realty Corp., 2.25%, 12/1/31(3)	120,932
150,000	Life Storage LP, Guaranteed Notes, 2.20%, 10/15/30	120,533
125,000	Prologis LP, Senior Unsecured Notes, 2.25%, 4/15/30	108,438
155,000	Sabra Health Care LP, Guaranteed Notes, 3.90%, 10/15/29	137,120
125,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28(3)	121,500
		1,191,596
		5,689,585
INDUSTRIAL 1.5%
	AEROSPACE/DEFENSE 0.3%
120,000	Teledyne Technologies, Inc., Senior Unsecured Notes, 1.60%, 4/1/26	107,900
	BUILDING MATERIALS 0.6%
160,000	Masco Corp., Senior Unsecured Notes, 2.00%, 10/1/30	126,732
150,000	Vulcan Materials Co., Senior Unsecured Notes, 3.50%, 6/1/30	136,319
		263,051
	ELECTRONICS 0.6%
160,000	Amphenol Corp., 2.20%, 9/15/31(3)	130,980

See Notes to Financial Statements.

June 30, 2022

Principal Amount		Value
CORPORATE BONDS & NOTES 35.4% (continued)
INDUSTRIAL 1.5% (continued)
	ELECTRONICS 0.6% (continued)
$150,000	Flex Ltd., Senior Unsecured Notes, 4.75%, 6/15/25(3)	$ 151,243
		282,223
		653,174
TECHNOLOGY 1.5%
	COMPUTERS 0.3%
135,000	Dell International LLC / EMC Corp., 4.90%, 10/1/26	135,217
	SEMICONDUCTORS 0.2%
140,000	Analog Devices, Inc., 2.80%, 10/1/41(3)	110,241
	SOFTWARE 1.0%
150,000	Adobe, Inc., Senior Unsecured Notes, 2.30%, 2/1/30	132,780
150,000	Electronic Arts, Inc., Senior Unsecured Notes, 4.80%, 3/1/26	153,290
170,000	Salesforce, Inc., Senior Unsecured Notes, 2.70%, 7/15/41	132,139
		418,209
		663,667
UTILITIES 0.3%
	ELECTRIC 0.3%
150,000	Duke Energy Carolinas LLC, 2.45%, 2/1/30	133,022
TOTAL CORPORATE BONDS & NOTES (Cost $17,284,899)		15,464,267
FOREIGN GOVERNMENT OBLIGATIONS 0.3%
150,000	European Bank for Reconstruction & Development, Senior Unsecured Notes, 2.75%, 3/7/23	150,018
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $149,941)		150,018
LONG-TERM MUNICIPAL SECURITIES 2.4%
	CALIFORNIA 0.4%
200,000	San Marcos California Unified School District, Refunding Revenue Bonds, 3.17%, 8/1/38	163,152
	CONNECTICUT 0.2%
125,000	Hartford County Metropolitan District Clean Water Project Revenue, Series B, 2.17%, 4/1/34	101,984
	DISTRICT OF COLUMBIA 0.5%
200,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, Series F, 4.91%, 12/1/23	204,988
	OREGON 0.3%
145,000	State of Oregon, Series C, GO, 2.38%, 5/1/36	116,985
	TEXAS 1.0%
500,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, Series C, 4.45%, 11/15/43	457,013
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,182,247)		1,044,122
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS 1.7%
$250,000	FNMA, 2.63%, 9/6/24(3)	$ 247,895
540,000	FNMA, 1.88%, 9/24/26	514,505
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $773,804)		762,400
RESIDENTIAL MORTGAGE-BACKED SECURITIES 22.8%
22,123	FHLMC Gold PC Pool #A29526, 5.00%, 1/1/35	22,643
98,655	FHLMC Gold PC Pool #C91749, 4.00%, 1/1/34	100,534
38,804	FHLMC Gold PC Pool #G06224, 3.50%, 1/1/41	38,276
14,928	FHLMC Gold PC Pool #J11587, 4.00%, 1/1/25	15,109
20,121	FHLMC Gold PC Pool #Q06307, 3.50%, 2/1/42	19,827
19,849	FHLMC Gold PC Pool #Q08656, 4.00%, 6/1/42	20,081
41,391	FHLMC Gold PC Pool #Q08903, 3.50%, 6/1/42	40,775
138,717	FHLMC Gold PC Pool #Q14593, 3.00%, 1/1/43	132,723
162,856	FHLMC Gold Pool #Q34167, 4.00%, 6/1/45	164,353
67,581	FHLMC Gold Pool #Q57991, 4.00%, 8/1/48	67,693
221,317	FHLMC Pool #QB2958, 3.00%, 9/1/50	206,868
199,199	FHLMC Pool #QB5314, 2.50%, 11/1/50	179,952
245,372	FHLMC Pool #QB8153, 2.50%, 1/1/51	221,706
190,032	FHLMC Pool #SB8078, 1.50%, 12/1/35	173,418
150,708	FHLMC Pool #SD8023, 2.50%, 11/1/49	136,456
175,750	FHLMC Pool #SD8163, 3.50%, 8/1/51	169,731
467,499	FHLMC Pool #SD8173, 2.50%, 10/1/51	422,083
2,130,000	FNMA, 4.00%, 7/1/52	2,102,876
1,250,000	FNMA, 4.50%, 7/1/52	1,256,396
53,861	FNMA Pool #AB2346, 4.50%, 2/1/41	55,653
41,387	FNMA Pool #AB5231, 2.50%, 5/1/27	40,861
40,523	FNMA Pool #AB5716, 3.00%, 7/1/27	40,393
54,183	FNMA Pool #AI4285, 5.00%, 6/1/41	56,722
223,759	FNMA Pool #AR6394, 3.00%, 2/1/43	214,243
67,200	FNMA Pool #AS5892, 3.50%, 10/1/45	65,814
21,850	FNMA Pool #AS6102, 3.50%, 11/1/45	21,400
40,175	FNMA Pool #AS6205, 3.50%, 11/1/45	39,346
29,752	FNMA Pool #AS6385, 4.00%, 12/1/45	29,996
72,696	FNMA Pool #AS9562, 3.00%, 5/1/47	68,823
82,933	FNMA Pool #AU4279, 3.00%, 9/1/43	79,316
67,862	FNMA Pool #AV0703, 4.00%, 12/1/43	68,289
37,355	FNMA Pool #AW7362, 2.50%, 8/1/29	36,694
77,854	FNMA Pool #AX0416, 4.00%, 8/1/44	77,880
47,353	FNMA Pool #AY1670, 3.50%, 2/1/45	46,532
31,034	FNMA Pool #AY4195, 4.00%, 5/1/45	31,228
39,297	FNMA Pool #BA3885, 3.50%, 11/1/45	38,429
152,337	FNMA Pool #CA2320, 3.50%, 9/1/48	149,192
72,793	FNMA Pool #CA5540, 3.00%, 4/1/50	68,469
789,253	FNMA Pool #CB0856, 3.00%, 6/1/51	737,617
1,250,967	FNMA Pool #FM9834, 3.50%, 6/1/49	1,217,851
70,370	FNMA Pool #MA0641, 4.00%, 2/1/31	71,639

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 22.8% (continued)
$85,409	FNMA Pool #MA4012, 2.00%, 5/1/35	$ 80,203
487,462	FNMA Pool #MA4548, 2.50%, 2/1/52	439,817
20,199	FNMA REMIC Trust Series 2013-18, Series 2013-18, Class AE, 2.00%, 3/25/28	19,638
10,539	GNMA, Series 2011-136, Class GB, 2.50%, 5/20/40	10,481
1,468,576	GNMA, Series 2021-98, Class 2021-IG, IO, 3.00%, 6/20/51	219,068
39,585	GNMA II Pool #5332, 4.00%, 3/20/42	40,545
149,662	GNMA II Pool #MA3937, 3.50%, 9/20/46	147,753
134,870	GNMA II Pool #MA7054, 3.50%, 12/20/50	132,051
140,056	GNMA II Pool #MA7651, 3.50%, 10/20/51	136,562
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $10,625,710)		9,974,005
U.S. TREASURY OBLIGATIONS 24.9%
120,000	U.S. Treasury Bonds, 5.38%, 2/15/31	141,666
425,000	U.S. Treasury Bonds, 4.38%, 2/15/38	496,835
450,000	U.S. Treasury Bonds, 3.50%, 2/15/39	472,219
250,000	U.S. Treasury Bonds, 1.13%, 5/15/40	175,068
380,000	U.S. Treasury Bonds, 2.88%, 5/15/43	348,501
939,000	U.S. Treasury Bonds, 3.00%, 2/15/48	891,316
1,806,000	U.S. Treasury Bonds, 2.25%, 8/15/49	1,494,183
107,848	U.S. Treasury Inflation Indexed Note, 0.13%, 7/15/31	102,929
500,000	U.S. Treasury Notes, 0.13%, 7/15/23	485,781
550,000	U.S. Treasury Notes, 0.13%, 8/31/23	532,297
590,000	U.S. Treasury Notes, 0.25%, 11/15/23	568,912
1,185,000	U.S. Treasury Notes, 2.25%, 11/15/24	1,165,605
200,000	U.S. Treasury Notes, 3.00%, 9/30/25	199,930
620,000	U.S. Treasury Notes, 1.50%, 8/15/26	583,018
350,000	U.S. Treasury Notes, 0.75%, 8/31/26	319,033
350,000	U.S. Treasury Notes, 1.13%, 2/28/27	321,111
100,000	U.S. Treasury Notes, 0.63%, 11/30/27	87,969
790,000	U.S. Treasury Notes, 2.75%, 2/15/28	777,502
175,000	U.S. Treasury Notes, 1.25%, 6/30/28	157,705
500,000	U.S. Treasury Notes, 1.63%, 8/15/29	456,172
675,000	U.S. Treasury Notes, 1.50%, 2/15/30	607,474
575,000	U.S. Treasury Notes, 1.13%, 2/15/31	495,309
TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,018,587)		10,880,535

Shares		Value
SHORT-TERM INVESTMENTS 16.2%
	MONEY MARKET FUNDS 16.2%
5,814,484	State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.43%(4)	5,814,484
Shares		Value
SHORT-TERM INVESTMENTS 16.2% (continued)
	MONEY MARKET FUNDS 16.2% (continued)
1,271,737	State Street Navigator Securities Lending Government Money Market Portfolio(5)	$ 1,271,738
		7,086,222
TOTAL SHORT-TERM INVESTMENTS (Cost $7,086,222)		7,086,222
TOTAL INVESTMENTS IN SECURITIES 110.4% (Cost $52,338,604)		$48,298,620
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (10.4)%		(4,550,959)
NET ASSETS 100.0%		$43,747,661

(1)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(2)	Floating or variable rate security. The rate disclosed is the rate in effect as of June 30, 2022. The information in parentheses represents the benchmark and reference rate for each relevant security and the rate adjusts based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. For securities which do not indicate a reference rate and spread in their descriptions, the interest rate adjusts periodically based on current interest rates and, for mortgage-backed securities, prepayments in the underlying pool of assets.
(3)	A portion or all of the security was held on loan. As of June 30, 2022, the market value of the securities on loan was $2,076,051.
(4)	Rate reflects 7 day yield as of June 30, 2022.
(5)	Securities with an aggregate market value of $2,076,051 were out on loan in exchange for $1,271,738 of cash collateral as of June 30, 2022. The collateral was invested in a cash collateral reinvestment vehicle.

FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association.
FREMF	Freddie Mac Multifamily.
GNMA	Government National Mortgage Association.
LIBOR	London Interbank Offered Rate.
MTN	Medium Term Note.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.

See Notes to Financial Statements.

June 30, 2022

The following table summarizes the inputs used to value the Fund's investments in securities as of June 30, 2022 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$ —	$ 444,798	$—	$ 444,798
Commercial Mortgage-Backed Securities	—	2,492,253	—	2,492,253
Corporate Bonds & Notes*	—	15,464,267	—	15,464,267
Foreign Government Obligations	—	150,018	—	150,018
Long-Term Municipal Securities*	—	1,044,122	—	1,044,122
U.S. Government Agency Obligations	—	762,400	—	762,400
Residential Mortgage-Backed Securities	—	9,974,005	—	9,974,005
U.S. Treasury Obligations	—	10,880,535	—	10,880,535
Short-Term Investments	7,086,222	—	—	7,086,222
Total Investments in Securities	$7,086,222	$41,212,398	$—	$48,298,620

*	See Schedule of Investments for further breakdown by category.
See Notes to Financial Statements.

Statements of Assets and Liabilities
at June 30, 2022 (unaudited)

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.
Assets:
Investments in securities, at value*	$369,774,444	$407,150,616
Dividends and interest receivable	176,583	389,436
Receivable for capital shares sold	55,382	796,602
Prepaid expenses	49,087	117,685
Receivable for securities lending income	173	—
Total Assets	370,055,669	408,454,339
Liabilities:
Payable upon return of securities on loan (See Note 1(K))	1,508,943	—
Payable for securities purchased	236,118	—
Payable for capital shares redeemed	190,053	183,117
Accrued expenses:
Advisory fee	227,843	213,747
Service and distribution plan fees	57,428	51,592
Printing fee payable	29,647	65,488
Auditing and legal fees payable	16,826	27,615
Sub-transfer agent fees	12,791	—
Directors’ fees and expenses	5,255	—
Other	35,392	17,021
Total Liabilities	2,320,296	558,580
Net Assets	$367,735,373	$407,895,759
Net assets consist of:
Capital stock, at $0.001 and $1.00 par value, respectively (authorized 300,000,000 and 50,000,000 shares, respectively)	$ 8,646	$ 15,645,793
Additional paid-in capital	221,004,824	249,726,159
Distributable Earnings/(Loss)	146,721,903	142,523,807
Net Assets	$367,735,373	$407,895,759
Net Asset Value Per Share
Investor Class
Net Assets	$276,523,644	$248,978,896
Shares Outstanding	6,540,166	9,579,971
Net Asset Value, Offering and Redemption Price per Outstanding Share	$ 42.28	$ 25.99
Institutional Class
Net Assets	$ 91,211,729	$158,916,863
Shares Outstanding	2,105,430	6,065,821
Net Asset Value, Offering and Redemption Price per Outstanding Share	$ 43.32	$ 26.20
*Includes securities on loan of	$ 3,388,891	$ —
Cost of investments	$234,725,080	$290,558,598
See Notes to Financial Statements.

Statements of Assets and Liabilities
at June 30, 2022 (unaudited) (continued)

	Value Line Select Growth Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Assets:
Investments in securities, at value*	$360,180,786	$238,890,460
Dividends and interest receivable	117,657	2,872
Prepaid expenses	62,798	53,562
Receivable for capital shares sold	14,988	625
Receivable for securities sold	—	1,277,562
Receivable for securities lending income	—	8,258
Total Assets	360,376,229	240,233,339
Liabilities:
Payable for capital shares redeemed	157,670	410
Payable upon return of securities on loan (See Note 1(K))	—	11,449,081
Payable for securities purchased	—	389,898
Accrued expenses:
Advisory fee	219,698	141,981
Printing fee payable	73,548	38,634
Service and distribution plan fees	73,446	48,829
Auditing and legal fees payable	31,314	29,772
Sub-transfer agent fees	2,902	1,727
Directors’ fees and expenses	2,761	3,705
Other	41,145	24,210
Total Liabilities	602,484	12,128,247
Net Assets	$359,773,745	$228,105,092
Net assets consist of:
Capital stock, at $1.00 par value (authorized 100,000,000 and 50,000,000 shares, respectively)	$ 11,546,036	$ 10,437,758
Additional paid-in capital	155,124,515	196,687,275
Distributable Earnings/(Loss)	193,103,194	20,980,059
Net Assets	$359,773,745	$228,105,092
Net Asset Value Per Share
Investor Class
Net Assets	$348,491,730	$223,572,699
Shares Outstanding	11,186,423	10,233,153
Net Asset Value, Offering and Redemption Price per Outstanding Share	$ 31.15	$ 21.85
Institutional Class
Net Assets	$ 11,282,015	$ 4,532,393
Shares Outstanding	359,613	204,605
Net Asset Value, Offering and Redemption Price per Outstanding Share	$ 31.37	$ 22.15
*Includes securities on loan of	$ —	$ 12,695,960
Cost of investments	$196,708,105	$267,817,768
See Notes to Financial Statements.

Statements of Assets and Liabilities
at June 30, 2022 (unaudited) (continued)

	Value Line Asset Allocation Fund, Inc.	Value Line Capital Appreciation Fund, Inc.
Assets:
Investments in securities, at value*	$1,131,667,864	$452,800,293
Receivable for securities sold	6,593,972	175,678
Dividends and interest receivable	2,398,283	429,307
Receivable for capital shares sold	281,783	92,481
Prepaid expenses	98,287	73,234
Receivable for securities lending income	3,059	11,192
Total Assets	1,141,043,248	453,582,185
Liabilities:
Payable for securities purchased	28,612,638	4,841,679
Payable upon return of securities on loan (See Note 1(K))	7,557,555	7,550,418
Payable for capital shares redeemed	4,510,635	269,363
Accrued expenses:
Advisory fee	605,368	244,819
Printing fee payable	112,496	76,974
Service and distribution plan fees	85,160	69,003
Sub-transfer agent fees	64,837	45,917
Custody and accounting fees payable	56,765	30,008
Auditing and legal fees payable	44,081	44,475
Directors’ fees and expenses	3,839	4,390
Other	58,236	20,974
Total Liabilities	41,711,610	13,198,020
Net Assets	$1,099,331,638	$440,384,165
Net assets consist of:
Capital stock, at $0.001 and $1.00 par value, respectively (authorized 300,000,000 and 75,000,000 shares, respectively)	$ 28,834	$ 49,934,617
Additional paid-in capital	869,552,195	391,928,403
Distributable Earnings/(Loss)	229,750,609	(1,478,855)
Net Assets	$1,099,331,638	$440,384,165
Net Asset Value Per Share
Investor Class
Net Assets	$ 403,889,129	$316,602,369
Shares Outstanding	10,613,216	35,905,482
Net Asset Value, Offering and Redemption Price per Outstanding Share	$ 38.06	$ 8.82
Institutional Class
Net Assets	$ 695,442,509	$123,781,796
Shares Outstanding	18,220,418	14,029,136
Net Asset Value, Offering and Redemption Price per Outstanding Share	$ 38.17	$ 8.82
*Includes securities on loan of	$ 11,488,277	$ 11,679,604
Cost of investments	$ 950,726,656	$500,429,295
See Notes to Financial Statements.

Statements of Assets and Liabilities
at June 30, 2022 (unaudited) (continued)

Value Line Core Bond Fund
Assets:
Investments in securities, at value*	$48,298,620
Dividends and interest receivable	264,184
Receivable for securities sold	150,581
Prepaid expenses	26,126
Receivable for securities lending income	635
Total Assets	48,740,146
Liabilities:
Payable for securities purchased	3,608,964
Payable upon return of securities on loan (See Note 1(K))	1,271,738
Payable for capital shares redeemed	19,391
Dividends payable to shareholders	4,788
Accrued expenses:
Printing fee payable	42,556
Custody and accounting fees payable	15,408
Auditing and legal fees payable	9,713
Advisory fee	9,694
Directors’ fees and expenses	725
Other	9,508
Total Liabilities	4,992,485
Net Assets	$43,747,661
Net assets consist of:
Capital stock, at $0.01 par value (authorized unlimited shares)	$ 323,831
Additional paid-in capital	47,986,607
Distributable Earnings/(Loss)	(4,562,777)
Net Assets	$43,747,661
Net Asset Value Per Share
Investor Class
Net Assets	$43,747,661
Shares Outstanding	3,238,313
Net Asset Value, Offering and Redemption Price per Outstanding Share	$ 13.51
*Includes securities on loan of	$ 2,076,051
Cost of investments	$52,338,604
See Notes to Financial Statements.

Statements of Operations

	Value Line Small Cap Opportunities Fund, Inc.		Value Line Mid Cap Focused Fund, Inc.	Value Line Select Growth Fund, Inc.
	Period Ended June 30, 2022 (unaudited)*	Year Ended March 31, 2022	Six Months Ended June 30, 2022 (unaudited)	Six Months Ended June 30, 2022 (unaudited)
Investment Income:
Dividends (net of foreign withholding tax of $0, $0, $6,657 and $5,618, respectively)	$ 726,005	$ 3,244,177	$ 2,852,716	$ 1,242,341
Interest	—	—	—	—
Securities lending income (Net)	1,481	11,700	—	10
Total Income	727,486	3,255,877	2,852,716	1,242,351
Expenses:
Advisory fees	748,046	3,744,753	1,402,208	1,510,235
Service and distribution plan fees	184,202	934,585	345,400	498,972
Sub-transfer agent fees	79,488	291,688	56,201	51,631
Auditing and legal fees	17,827	136,403	57,970	58,180
Custody and accounting fees	17,552	78,975	39,137	39,079
Directors’ fees and expenses	15,749	54,719	24,388	25,487
Transfer agent fees	11,959	61,184	61,680	52,217
Registration and filing fees	10,103	108,544	21,176	18,885
Compliance and tax service fees	5,887	25,254	11,451	11,786
Fund administration fees	5,297	33,399	15,413	15,213
Insurance fees	4,645	16,013	—	—
Printing and postage fees	2,835	50,977	37,669	28,954
Other	15,820	33,141	15,941	16,701
Recoupment (See Note 5)	812	4,119	3,446	—
Total Expenses Before Fees Waived (See Note 5)	1,120,222	5,573,754	2,092,080	2,327,340
Less: Advisory Fees Waived	(22,848)	(59,591)	(9,660)	(9,990)
Net Expenses	1,097,374	5,514,163	2,082,420	2,317,350
Net Investment Income/(Loss)	(369,888)	(2,258,286)	770,296	(1,074,999)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments in securities	13,633,293	19,499,476	14,206,338	18,025,645
Foreign currency transactions	—	—	106	109
	13,633,293	19,499,476	14,206,444	18,025,754
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	(70,127,034)	(31,182,773)	(97,667,821)	(130,047,819)
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	(56,493,741)	(11,683,297)	(83,461,377)	(112,022,065)
Net Increase/(Decrease) in Net Assets from Operations	$(56,863,629)	$(13,941,583)	$(82,691,081)	$(113,097,064)

*	For the three month period ended June 30, 2022. See Note 6 of Notes to Financial Statements.
See Notes to Financial Statements.

Statements of Operations (continued)

	Value Line Larger Companies Focused Fund, Inc.	Value Line Asset Allocation Fund, Inc.		Value Line Capital Appreciation Fund, Inc.
	Six Months Ended June 30, 2022 (unaudited)	Period Ended June 30, 2022 (unaudited)*	Year Ended March 31, 2022	Six Months Ended June 30, 2022 (unaudited)
Investment Income:
Dividends (net of foreign withholding tax of $0, $0, $14,874 and $9,633, respectively)	$ 819,349	$ 2,212,228	$ 8,669,334	$ 2,641,509
Interest	—	1,795,265	10,315,536	705,354
Securities lending income (Net)	46,422	7,763	17,647	63,050
Total Income	865,771	4,015,256	19,002,517	3,409,913
Expenses:
Advisory fees	1,074,867	1,945,487	10,788,128	1,804,132
Service and distribution plan fees	362,094	275,916	1,517,266	505,531
Auditing and legal fees	46,629	39,763	429,316	77,727
Transfer agent fees	45,323	70,805	318,380	68,975
Custody and accounting fees	38,214	61,844	272,989	75,309
Directors’ fees and expenses	20,795	46,579	177,676	37,122
Sub-transfer agent fees	16,133	193,193	884,864	164,165
Printing and postage fees	15,802	29,168	232,888	40,373
Fund administration fees	15,193	7,527	31,000	15,453
Registration and filing fees	12,426	24,596	106,416	38,989
Compliance and tax service fees	10,055	14,735	64,079	14,781
Insurance fees	—	16,762	67,662	—
Other	15,472	17,760	54,062	17,409
Recoupment (See Note 5)	—	—	44,117	—
Total Expenses Before Fees Waived (See Note 5)	1,673,003	2,744,135	14,988,843	2,859,966
Less: Advisory Fees Waived	(9,244)	(54,782)	(75,103)	(42,155)
Net Expenses	1,663,759	2,689,353	14,913,740	2,817,811
Net Investment Income/(Loss)	(797,988)	1,325,903	4,088,777	592,102
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments in securities	26,656,471	10,569,845	100,796,623	18,390,390
Foreign currency transactions	—	—	108	—
	26,656,471	10,569,845	100,796,731	18,390,390
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	(159,623,310)	(164,440,616)	(5,767,838)	(208,578,280)
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	(132,966,839)	(153,870,771)	95,028,893	(190,187,890)
Net Increase/(Decrease) in Net Assets from Operations	$(133,764,827)	$(152,544,868)	$ 99,117,670	$(189,595,788)

*	For the three month period ended June 30, 2022. See Note 6 of Notes to Financial Statements.
See Notes to Financial Statements.

Statements of Operations (continued)

Value Line Core Bond Fund
Six Months Ended June 30, 2022 (unaudited)
Investment Income:
Interest	$ 497,733
Dividends	8,145
Securities lending income (Net)	2,693
Total Income	508,571
Expenses:
Advisory fees	80,082
Service and distribution plan fees	57,640
Custody and accounting fees	41,138
Transfer agent fees	20,034
Printing and postage fees	17,589
Fund administration fees	15,053
Auditing and legal fees	13,868
Registration and filing fees	6,876
Compliance and tax service fees	4,937
Directors’ fees and expenses	2,712
Other	12,228
Total Expenses Before Fees Waived (See Note 5)	272,157
Less: Advisory Fees Waived	(7,015)
Less: Service and Distribution Plan Fees Waived	(57,640)
Net Expenses	207,502
Net Investment Income/(Loss)	301,069
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain/(Loss) From:
Investments in securities	(449,952)
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	(4,808,213)
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments	(5,258,165)
Net Increase/(Decrease) in Net Assets from Operations	$(4,957,096)
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Value Line Small Cap Opportunities Fund, Inc.
	Period Ended June 30, 2022 (unaudited)*	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations:
Net investment income/(loss)	$ (369,888)	$ (2,258,286)	$ (1,855,354)
Net realized gain/(loss) on investments and foreign currency	13,633,293	19,499,476	33,419,795
Change in net unrealized appreciation/(depreciation) on investments	(70,127,034)	(31,182,773)	175,151,252
Net increase/(decrease) in net assets from operations	(56,863,629)	(13,941,583)	206,715,693
Distributions to Shareholders from:
Investor Class	—	(21,858,560)	(28,345,129)
Institutional Class	—	(7,681,925)	(7,140,153)
	—	(29,540,485)	(35,485,282)
Share Transactions:
Proceeds from sale of shares
Investor Class	1,641,296	12,595,498	21,645,736
Institutional Class	5,710,198	42,828,529	66,713,652
Proceeds from reinvestment of distributions to shareholders
Investor Class	—	21,567,199	27,953,375
Institutional Class	—	7,626,154	7,078,152
Cost of shares redeemed
Investor Class	(12,677,668)	(60,555,544)	(105,369,156)
Institutional Class	(25,123,231)	(31,534,058)	(22,780,842)
Net increase/(decrease) in net assets from capital share transactions	(30,449,405)	(7,472,222)	(4,759,083)
Total increase/(decrease) in net assets	(87,313,034)	(50,954,290)	166,471,328
Net Assets:
Beginning of period	455,048,407	506,002,697	339,531,369
End of period	$367,735,373	$455,048,407	$ 506,002,697
Capital Share Transactions:
Shares sold
Investor Class	37,260	234,434	469,015
Institutional Class	126,939	791,942	1,347,984
Shares issued to shareholders in reinvestment of distributions
Investor Class	—	406,698	579,105
Institutional Class	—	140,548	143,865
Shares redeemed
Investor Class	(289,169)	(1,129,530)	(2,335,052)
Institutional Class	(578,006)	(576,331)	(491,075)

*	For the three month period ended June 30, 2022. See Note 6 of Notes to Financial Statements.
See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Value Line Mid Cap Focused Fund, Inc.		Value Line Select Growth Fund, Inc.
	Six Months Ended June 30, 2022 (unaudited)	Year Ended December 31, 2021	Six Months Ended June 30, 2022 (unaudited)	Year Ended December 31, 2021
Operations:
Net investment income/(loss)	$ 770,296	$ 2,014,924	$ (1,074,999)	$ (2,904,387)
Net realized gain/(loss) on investments and foreign currency	14,206,444	31,662,996	18,025,754	57,334,350
Change in net unrealized appreciation/(depreciation) on investments	(97,667,821)	52,655,853	(130,047,819)	49,064,383
Net increase/(decrease) in net assets from operations	(82,691,081)	86,333,773	(113,097,064)	103,494,346
Distributions to Shareholders from:
Investor Class	—	(24,345,686)	—	(62,882,917)
Institutional Class	—	(14,087,041)	—	(2,026,820)
	—	(38,432,727)	—	(64,909,737)
Share Transactions:
Proceeds from sale of shares
Investor Class	13,284,307	25,120,633	7,686,235	8,359,304
Institutional Class	42,507,100	58,387,787	711,813	3,785,420
Proceeds from reinvestment of distributions to shareholders
Investor Class	—	23,485,169	—	60,378,593
Institutional Class	—	11,167,392	—	1,959,861
Cost of shares redeemed
Investor Class	(29,678,318)	(97,390,809)	(36,227,168)	(71,360,065)
Institutional Class	(30,982,247)	(45,080,081)	(1,700,122)	(3,076,911)
Net increase/(decrease) in net assets from capital share transactions	(4,869,158)	(24,309,909)	(29,529,242)	46,202
Total increase/(decrease) in net assets	(87,560,239)	23,591,137	(142,626,306)	38,630,811
Net Assets:
Beginning of period	495,455,998	471,864,861	502,400,051	463,769,240
End of period	$407,895,759	$495,455,998	$ 359,773,745	$502,400,051
Capital Share Transactions:
Shares sold
Investor Class	472,759	846,682	212,642	210,330
Institutional Class	1,524,388	1,888,942	20,224	95,377
Shares issued to shareholders in reinvestment of distributions
Investor Class	—	781,797	—	1,550,953
Institutional Class	—	369,292	—	50,060
Shares redeemed
Investor Class	(1,076,947)	(3,213,643)	(1,055,574)	(1,784,233)
Institutional Class	(1,094,235)	(1,517,406)	(47,425)	(76,924)
See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Value Line Larger Companies Focused Fund, Inc.
	Six Months Ended June 30, 2022 (unaudited)	Year Ended December 31, 2021
Operations:
Net investment income/(loss)	$ (797,988)	$ (3,497,191)
Net realized gain/(loss) on investments	26,656,471	64,101,538
Change in net unrealized appreciation/(depreciation) on investments	(159,623,310)	(48,703,413)
Net increase/(decrease) in net assets from operations	(133,764,827)	11,900,934
Distributions to Shareholders from:
Investor Class	—	(46,615,262)
Institutional Class	—	(1,110,293)
	—	(47,725,555)
Share Transactions:
Proceeds from sale of shares
Investor Class	1,316,632	7,115,657
Institutional Class	941,310	3,403,942
Proceeds from reinvestment of distributions to shareholders
Investor Class	—	44,533,789
Institutional Class	—	1,109,200
Cost of shares redeemed
Investor Class	(14,525,457)	(43,567,784)
Institutional Class	(2,273,576)	(1,267,650)
Net increase/(decrease) in net assets from capital share transactions	(14,541,091)	11,327,154
Total decrease in net assets	(148,305,918)	(24,497,467)
Net Assets:
Beginning of period	376,411,010	400,908,477
End of period	$ 228,105,092	$376,411,010
Capital Share Transactions:
Shares sold
Investor Class	46,191	175,164
Institutional Class	30,260	81,960
Shares issued to shareholders in reinvestment of distributions
Investor Class	—	1,338,960
Institutional Class	—	32,943
Shares redeemed
Investor Class	(513,739)	(1,097,906)
Institutional Class	(76,594)	(32,498)
See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Value Line Asset Allocation Fund, Inc.
	Period Ended June 30, 2022 (unaudited)*	Year Ended March 31, 2022	Year Ended March 31, 2021
Operations:
Net investment income/(loss)	$ 1,325,903	$ 4,088,777	$ 2,679,167
Net realized gain/(loss) on investments and foreign currency	10,569,845	100,796,731	50,014,581
Change in net unrealized appreciation/(depreciation) on investments	(164,440,616)	(5,767,838)	276,713,547
Net increase/(decrease) in net assets from operations	(152,544,868)	99,117,670	329,407,295
Distributions to Shareholders from:
Investor Class	—	(36,991,741)	(3,732,902)
Institutional Class	—	(78,180,633)	(10,865,809)
	—	(115,172,374)	(14,598,711)
Share Transactions:
Proceeds from sale of shares
Investor Class	4,438,214	74,629,812	329,926,335
Institutional Class	22,239,375	255,362,228	914,837,092
Proceeds from reinvestment of distributions to shareholders
Investor Class	—	35,510,337	3,514,074
Institutional Class	—	76,064,513	10,601,974
Cost of shares redeemed
Investor Class	(45,713,603)	(232,929,799)	(468,183,225)
Institutional Class	(148,793,960)	(559,927,173)	(418,658,111)
Net increase/(decrease) in net assets from capital share transactions	(167,829,974)	(351,290,082)	372,038,139
Total increase/(decrease) in net assets	(320,374,842)	(367,344,786)	686,846,723
Net Assets:
Beginning of period	1,419,706,480	1,787,051,266	1,100,204,543
End of period	$1,099,331,638	$1,419,706,480	$1,787,051,266
Capital Share Transactions:
Shares sold
Investor Class	112,354	1,628,720	8,221,048
Institutional Class	559,414	5,536,165	22,177,562
Shares issued to shareholders in reinvestment of distributions
Investor Class	—	783,720	81,514
Institutional Class	—	1,676,134	245,473
Shares redeemed
Investor Class	(1,165,606)	(5,153,267)	(11,177,926)
Institutional Class	(3,799,735)	(12,705,212)	(9,830,184)

*	For the three month period ended June 30, 2022. See Note 6 of Notes to Financial Statements.
See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Value Line Capital Appreciation Fund, Inc.
	Six Months Ended June 30, 2022 (unaudited)	Year Ended December 31, 2021
Operations:
Net investment income/(loss)	$ 592,102	$ (2,150,124)
Net realized gain/(loss) on investments	18,390,390	97,471,784
Change in net unrealized appreciation/(depreciation) on investments	(208,578,280)	(48,869,940)
Net increase/(decrease) in net assets from operations	(189,595,788)	46,451,720
Distributions to Shareholders from:
Investor Class	—	(50,677,807)
Institutional Class	—	(19,027,765)
	—	(69,705,572)
Share Transactions:
Proceeds from sale of shares
Investor Class	8,720,314	83,958,492
Institutional Class	27,627,008	107,801,711
Proceeds from reinvestment of distributions to shareholders
Investor Class	—	47,963,683
Institutional Class	—	18,777,259
Cost of shares redeemed
Investor Class	(63,152,293)	(170,967,310)
Institutional Class	(36,092,364)	(53,573,100)
Net increase/(decrease) in net assets from capital share transactions	(62,897,335)	33,960,735
Total increase/(decrease) in net assets	(252,493,123)	10,706,883
Net Assets:
Beginning of period	692,877,288	682,170,405
End of period	$ 440,384,165	$ 692,877,288
Capital Share Transactions:
Shares sold
Investor Class	800,434	6,223,284
Institutional Class	2,596,192	7,865,662
Shares issued to shareholders in reinvestment of distributions
Investor Class	—	3,996,974
Institutional Class	—	1,566,077
Shares redeemed
Investor Class	(5,926,376)	(12,622,197)
Institutional Class	(3,448,915)	(4,002,527)
See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Value Line Core Bond Fund
	Six Months Ended June 30, 2022 (unaudited)	Year Ended December 31, 2021
Operations:
Net investment income/(loss)	$ 301,069	$ 643,649
Net realized gain/(loss) on investments	(449,952)	746,870
Change in net unrealized appreciation/(depreciation) on investments	(4,808,213)	(2,524,966)
Net increase/(decrease) in net assets from operations	(4,957,096)	(1,134,447)
Distributions to Shareholders from:
Investor Class	(338,067)	(1,274,662)
Share Transactions (Investor Class):
Proceeds from sale of shares	987,154	2,908,128
Proceeds from reinvestment of distributions to shareholders	312,221	1,178,008
Cost of shares redeemed	(2,523,996)	(5,263,146)
Net increase/(decrease) in net assets from capital share transactions	(1,224,621)	(1,177,010)
Total decrease in net assets	(6,519,784)	(3,586,119)
Net Assets:
Beginning of period	50,267,445	53,853,564
End of period	$43,747,661	$50,267,445
Capital Share Transactions (Investor Class):
Shares sold	67,399	188,605
Shares issued to shareholders in reinvestment of dividends	22,231	76,945
Shares redeemed	(177,109)	(340,454)
See Notes to Financial Statements.

Value Line Small Cap Opportunities Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Small Cap Opportunities Fund, Inc. Investor Class
	Period Ended June 30,	Years Ended March 31,
	2022 (unaudited)*	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 48.36	$ 53.12	$ 34.69	$ 48.31	$ 51.99	$ 47.38
Income/(loss) from investment operations:
Net investment income/(loss)	(0.05) (1)	(0.28) (1)	(0.22) (1)	(0.12) (1)	(0.02)	0.03
Net gains/(losses) on securities (both realized and unrealized)	(6.03)	(1.21)	22.68	(3.34)	3.09	6.46
Total from investment operations	(6.08)	(1.49)	22.46	(3.46)	3.07	6.49
Less distributions:
Distributions from net realized gains	—	(3.27)	(4.03)	(10.16)	(6.75)	(1.88)
Total distributions	—	(3.27)	(4.03)	(10.16)	(6.75)	(1.88)
Net asset value, end of period	$ 42.28	$ 48.36	$ 53.12	$ 34.69	$ 48.31	$ 51.99
Total return	(12.57)% (2)	(3.34)%	65.92%	(11.25)%	7.80%	13.70%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$276,524	$328,455	$386,766	$297,244	$400,688	$449,737
Ratio of expenses to average net assets	1.16% (3)	1.16%	1.18%	1.19%	1.21%	1.21%
Ratio of net investment income/(loss) to average net assets	(0.43)% (3)	(0.52)%	(0.48)%	(0.25)%	(0.24)%	(0.22)%
Portfolio turnover rate	2% (2)	3%	4%	18%	20%	11%

	Value Line Small Cap Opportunities Fund, Inc. Institutional Class
	Period Ended June 30,	Years Ended March 31,
	2022 (unaudited)*	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 49.52	$ 54.19	$ 35.25	$ 48.83	$ 52.34	$ 47.56
Income/(loss) from investment operations:
Net investment income/(loss)	(0.02) (1)	(0.14) (1)	(0.10) (1)	0.00 (1)(4)	(0.02)	0.03
Net gains/(losses) on securities (both realized and unrealized)	(6.18)	(1.26)	23.07	(3.42)	3.26	6.63
Total from investment operations	(6.20)	(1.40)	22.97	(3.42)	3.24	6.66
Less distributions:
Distributions from net realized gains	—	(3.27)	(4.03)	(10.16)	(6.75)	(1.88)
Total distributions	—	(3.27)	(4.03)	(10.16)	(6.75)	(1.88)
Net asset value, end of period	$ 43.32	$ 49.52	$ 54.19	$ 35.25	$ 48.83	$ 52.34
Total return	(12.52)% (2)	(3.10)%	66.33%	(11.03)%	8.09%	14.01%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$91,212	$126,593	$119,237	$42,287	$48,783	$39,582
Ratio of gross expenses to average net assets	1.00% (3)	0.95%	0.96%	1.00%	1.02%	1.01%
Ratio of net expenses to average net assets	0.91% (3)	0.91%	0.93%	0.94%	0.96%	0.96%
Ratio of net investment income/(loss) to average net assets	(0.21)% (3)	(0.25)%	(0.21)%	0.00% (4)	0.02%	0.05%
Portfolio turnover rate	2% (2)	3%	4%	18%	20%	11%

*	For the three month period ended June 30, 2022. See Note 6 of Notes to Financial Statements.
(1)	Per share amounts are calculated based on average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Amount is less than $0.01 per share or 0.01%.
See Notes to Financial Statements.

Value Line Mid Cap Focused Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Mid Cap Focused Fund, Inc. Investor Class
	Six Months Ended June 30,	Years Ended December 31,
	2022 (unaudited)	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 31.24	$ 28.29	$ 25.49	$ 19.11	$ 19.19	$ 16.27
Income/(loss) from investment operations:
Net investment income/(loss)	0.04 (1)(2)	0.10 (1)(3)	(0.12) (1)	0.06 (1)(4)	(0.07)	0.00 (5)
Net gains/(losses) on securities (both realized and unrealized)	(5.29)	5.42	5.13	6.68	0.97	3.23
Total from investment operations	(5.25)	5.52	5.01	6.74	0.90	3.23
Less distributions:
Dividends from net investment income	—	—	(0.02)	(0.00) (5)	—	—
Distributions from net realized gains	—	(2.57)	(2.19)	(0.36)	(0.98)	(0.31)
Total distributions	—	(2.57)	(2.21)	(0.36)	(0.98)	(0.31)
Net asset value, end of period	$ 25.99	$ 31.24	$ 28.29	$ 25.49	$ 19.11	$ 19.19
Total return	(16.81)% (6)	19.88%	19.96%	35.30%	4.72%	19.84%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$248,979	$318,184	$332,898	$373,341	$184,515	$147,669
Ratio of expenses to average net assets	1.05% (7)	1.07%	1.10%	1.11%	1.18%	1.18%
Ratio of net investment income/(loss) to average net assets	0.25% (2)(7)	0.33% (3)	(0.46)%	0.27% (4)	(0.46)%	(0.34)%
Portfolio turnover rate	6% (6)	0% (8)	4%	19%	10%	2%

	Value Line Mid Cap Focused Fund, Inc. Institutional Class
	Six Months Ended June 30,	Years Ended December 31,				Period Ended December 31,
	2022 (unaudited)	2021	2020	2019	2018	2017 (9)

Net asset value, beginning of period	$ 31.46	$ 28.39	$ 25.59	$ 19.17	$19.20	$18.25
Income/(loss) from investment operations:
Net investment income/(loss)	0.07 (1)(2)	0.19 (1)(3)	(0.04) (1)	0.20 (1)(4)	(0.04)	0.00 (5)
Net gains/(losses) on securities (both realized and unrealized)	(5.33)	5.45	5.14	6.64	0.99	1.26
Total from investment operations	(5.26)	5.64	5.10	6.84	0.95	1.26
Less distributions:
Dividends from net investment income	—	—	(0.11)	(0.06)	—	—
Distributions from net realized gains	—	(2.57)	(2.19)	(0.36)	(0.98)	(0.31)
Total distributions	—	(2.57)	(2.30)	(0.42)	(0.98)	(0.31)
Net asset value, end of period	$ 26.20	$ 31.46	$ 28.39	$ 25.59	$19.17	$19.20
Total return	(16.72)% (6)	20.24%	20.24%	35.68%	4.98%	6.89% (6)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$158,917	$177,272	$138,967	$41,459	$1,765	$1,095
Ratio of gross expenses to average net assets	0.81% (7)	0.86%	0.89%	1.04%	3.97%	5.61% (7)
Ratio of net expenses to average net assets	0.80% (7)	0.82%	0.85%	0.86%	0.93%	0.93% (7)
Ratio of net investment income/(loss) to average net assets	0.53% (2)(7)	0.63% (3)	(0.15)%	0.81% (4)	(0.19)%	(0.12)% (7)
Portfolio turnover rate	6% (6)	0% (8)	4%	19%	10%	2% (6)

(1)	Per share amounts are calculated based on average shares outstanding during the period.
(2)	Includes income resulting from special dividends. For the period ended June 30, 2022, without these dividends, the per share value for the Investor Class and Institutional Class would have been $0.04 and $0.07, respectively, and the ratio for the Investor Class and Institutional Class would have been 0.25% and 0.53%, respectively.
(3)	Includes income resulting from special dividends. For the year ended December 31, 2021, without these dividends, the per share value for the Investor Class and Institutional Class would have been $(0.18) and $(0.09), respectively, and the ratio for the Investor Class and Institutional Class would have been (0.59)% and (0.30)%, respectively.
See Notes to Financial Statements.

Value Line Mid Cap Focused Fund, Inc.
Financial Highlights

(4)	Includes income resulting from special dividends. For the year ended December 31, 2019, without these dividends, the per share value for the Investor Class and Institutional Class would have been $(0.08) and $0.05, respectively, and the ratio for the Investor Class and Institutional Class would have been (0.33)% and 0.22%, respectively.
(5)	Amount is less than $0.01 per share.
(6)	Not annualized.
(7)	Annualized.
(8)	Amount is less than 0.50%.
(9)	Commenced operations on August 12, 2017.
See Notes to Financial Statements.

Value Line Select Growth Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Select Growth Fund, Inc. Investor Class
	Six Months Ended June 30,	Years Ended December 31,
	2022 (unaudited)	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 40.46	$ 37.49	$ 38.93	$ 30.47	$ 33.11	$ 28.99
Income/(loss) from investment operations:
Net investment income/(loss)	(0.09) (1)	(0.25) (1)	(0.17) (1)	(0.05) (1)	(0.14)	(0.08)
Net gains/(losses) on securities (both realized and unrealized)	(9.22)	9.08	8.91	11.16	0.58	6.56
Total from investment operations	(9.31)	8.83	8.74	11.11	0.44	6.48
Less distributions:
Distributions from net realized gains	—	(5.86)	(10.18)	(2.65)	(3.08)	(2.36)
Total distributions	—	(5.86)	(10.18)	(2.65)	(3.08)	(2.36)
Net asset value, end of period	$ 31.15	$ 40.46	$ 37.49	$ 38.93	$ 30.47	$ 33.11
Total return	(23.01)% (2)	24.16%	23.12%	36.59%	1.39%	22.32%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$348,492	$486,661	$451,806	$486,392	$315,928	$342,056
Ratio of expenses to average net assets	1.13% (3)	1.13%	1.16%	1.16%	1.20%	1.20%
Ratio of net investment income/(loss) to average net assets	(0.53)% (3)	(0.62)%	(0.43)%	(0.12)%	(0.42)%	(0.26)%
Portfolio turnover rate	4% (2)	3%	12%	17%	8%	3%

	Value Line Select Growth Fund, Inc. Institutional Class
	Six Months Ended June 30,	Year Ended December 31,	Period Ended December 31,
	2022 (unaudited)	2021	2020 (4)

Net asset value, beginning of period	$ 40.69	$ 37.58	$ 36.44
Income/(loss) from investment operations:
Net investment income/(loss)(1)	(0.05)	(0.15)	0.02
Net gains/(losses) on securities (both realized and unrealized)	(9.27)	—	11.30
Total from investment operations	(9.32)	(0.15)	11.32
Less distributions:
Distributions from net realized gains	—	(5.86)	(10.18)
Total distributions	—	(5.86)	(10.18)
Net asset value, end of period	$ 31.37	$ 40.69	$ 37.58
Total return	(22.90)% (2)	24.47%	31.78% (2)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$11,282	$15,739	$11,963
Ratio of gross expenses to average net assets	1.03% (3)	1.04%	1.96% (3)
Ratio of net expenses to average net assets	0.88% (3)	0.88%	0.91% (3)
Ratio of net investment income/(loss) to average net assets	(0.28)% (3)	(0.37)%	0.08% (3)
Portfolio turnover rate	4% (2)	3%	12% (2)

(1)	Per share amounts are calculated based on average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
(4)	Commenced operations on May 1, 2020.
See Notes to Financial Statements.

Value Line Larger Companies Focused Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Larger Companies Focused Fund, Inc. Investor Class
	Six Months Ended June 30,	Years Ended December 31,
	2022 (unaudited)	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 34.36	$ 38.35	$ 28.87	$ 25.34	$ 28.65	$ 23.05
Income/(loss) from investment operations:
Net investment income/(loss)	(0.08) (1)	(0.35) (1)	(0.29) (1)	(0.23) (1)	(0.22)	(0.19)
Net gains/(losses) on securities (both realized and unrealized)	(12.43)	1.29	13.42	6.64	0.58	8.00
Total from investment operations	(12.51)	0.94	13.13	6.41	0.36	7.81
Less distributions:
Distributions from net realized gains	—	(4.93)	(3.65)	(2.88)	(3.67)	(2.21)
Total distributions	—	(4.93)	(3.65)	(2.88)	(3.67)	(2.21)
Net asset value, end of period	$ 21.85	$ 34.36	$ 38.35	$ 28.87	$ 25.34	$ 28.65
Total return	(36.41)% (2)	2.89%	45.98%	25.67%	1.30%	33.79%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$223,573	$367,681	$394,389	$291,057	$253,199	$272,191
Ratio of gross expenses to average net assets	1.13% (3)	1.14%	1.15%	1.16%	1.18%	1.19%
Ratio of net expenses to average net assets	1.13% (3)	1.14%	1.15%	1.15%	1.15%	1.11%
Ratio of net investment income/(loss) to average net assets	(0.54)% (3)	(0.87)%	(0.86)%	(0.78)%	(0.77)%	(0.71)%
Portfolio turnover rate	36% (2)	27%	54%	29%	36%	35%

	Value Line Larger Companies Focused Fund, Inc. Institutional Class
	Six Months Ended June 30,	Years Ended December 31,
	2022 (unaudited)	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 34.79	$38.68	$29.03	$25.41	$28.65	$23.02
Income/(loss) from investment operations:
Net investment income/(loss)	(0.04) (1)	(0.26) (1)	(0.21) (1)	(0.15) (1)	(0.14)	(0.19)
Net gains/(losses) on securities (both realized and unrealized)	(12.60)	1.30	13.51	6.65	0.57	8.03
Total from investment operations	(12.64)	1.04	13.30	6.50	0.43	7.84
Less distributions:
Distributions from net realized gains	—	(4.93)	(3.65)	(2.88)	(3.67)	(2.21)
Total distributions	—	(4.93)	(3.65)	(2.88)	(3.67)	(2.21)
Net asset value, end of period	$ 22.15	$34.79	$38.68	$29.03	$25.41	$28.65
Total return	(36.33)% (2)	3.12%	46.36%	25.92%	1.55%	33.96%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$ 4,532	$8,730	$6,519	$2,054	$1,238	$1,681
Ratio of gross expenses to average net assets	1.17% (3)	1.36%	1.80%	2.75%	3.92%	2.73%
Ratio of net expenses to average net assets	0.88% (3)	0.90%	0.90%	0.90%	0.93%	0.94%
Ratio of net investment income/(loss) to average net assets	(0.30)% (3)	(0.63)%	(0.62)%	(0.50)%	(0.58)%	(0.67)%
Portfolio turnover rate	36% (2)	27%	54%	29%	36%	35%

(1)	Per share amounts are calculated based on average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Asset Allocation Fund, Inc. Investor Class
	Period Ended June 30,	Years Ended March 31,
	2022 (unaudited)*	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 42.79	$ 43.14	$ 34.72	$ 35.07	$ 31.95	$ 30.01
Income/(loss) from investment operations:
Net investment income/(loss)	0.03 (1)	0.03 (1)	0.00 (1)(2)	0.20 (1)	0.14	0.15
Net gains/(losses) on securities (both realized and unrealized)	(4.76)	2.59	8.65	0.12	3.95	3.16
Total from investment operations	(4.73)	2.62	8.65	0.32	4.09	3.31
Less distributions:
Dividends from net investment income	—	(0.01)	(0.01)	(0.16)	(0.13)	(0.14)
Distributions from net realized gains	—	(2.96)	(0.22)	(0.51)	(0.84)	(1.23)
Total distributions	—	(2.97)	(0.23)	(0.67)	(0.97)	(1.37)
Net asset value, end of period	$ 38.06	$ 42.79	$ 43.14	$ 34.72	$ 35.07	$ 31.95
Total return	(11.05)% (3)	5.70%	24.93%	0.75%	13.17%	11.11%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$403,889	$499,220	$621,482	$600,102	$384,222	$285,753
Ratio of gross expenses to average net assets	1.03% (4)	1.02%	1.03%	1.08%	1.12%	1.12%
Ratio of net investment income/(loss) to average net assets	0.28% (4)	0.07%	0.01%	0.54%	0.46%	0.43%
Portfolio turnover rate	4% (3)	14%	19%	16%	19%	19%

	Value Line Asset Allocation Fund, Inc. Institutional Class
	Period Ended June 30,	Years Ended March 31,
	2022 (unaudited)*	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 42.89	$ 43.24	$ 34.82	$ 35.16	$ 32.03	$ 30.08
Income/(loss) from investment operations:
Net investment income/(loss)	0.05 (1)	0.15 (1)	0.11 (1)	0.30 (1)	0.19	0.24
Net gains/(losses) on securities (both realized and unrealized)	(4.77)	2.61	8.68	0.11	4.00	3.17
Total from investment operations	(4.72)	2.76	8.79	0.41	4.19	3.41
Less distributions:
Dividends from net investment income	—	(0.15)	(0.15)	(0.24)	(0.22)	(0.23)
Distributions from net realized gains	—	(2.96)	(0.22)	(0.51)	(0.84)	(1.23)
Total distributions	—	(3.11)	(0.37)	(0.75)	(1.06)	(1.46)
Net asset value, end of period	$ 38.17	$ 42.89	$ 43.24	$ 34.82	$ 35.16	$ 32.03
Total return	(11.00)% (3)	5.98%	25.24%	0.99%	13.49%	11.33%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$695,443	$920,487	$1,165,569	$500,103	$160,075	$32,668
Ratio of gross expenses to average net assets	0.81% (4)	0.77%	0.78%	0.84%	0.88%	0.94%
Ratio of net expenses to average net assets	0.78% (4)	0.77%	0.78%	0.83%	0.87%	0.87%
Ratio of net investment income/(loss) to average net assets	0.51% (4)	0.32%	0.26%	0.80%	0.74%	0.68%
Portfolio turnover rate	4% (3)	14%	19%	16%	19%	19%

*	For the three month period ended June 30, 2022. See Note 6 of Notes to Financial Statements.
(1)	Per share amounts are calculated based on average shares outstanding during the period.
(2)	Amount is less than $0.01 per share or 0.01%.
(3)	Not annualized.
(4)	Annualized.
See Notes to Financial Statements.

Value Line Capital Appreciation Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Capital Appreciation Fund, Inc. Investor Class
	Six Months Ended June 30,	Years Ended December 31,
	2022 (unaudited)	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 12.39	$ 12.90	$ 10.25	$ 8.94	$ 9.95	$ 8.48
Income/(loss) from investment operations:
Net investment income/(loss)	0.01 (1)	(0.05) (1)	(0.03) (1)	(0.01) (1)	0.00 (2)	0.05
Net gains/(losses) on securities (both realized and unrealized)	(3.58)	0.88	3.39	2.32 (3)	(0.27)	1.97
Total from investment operations	(3.57)	0.83	3.36	2.31	(0.27)	2.02
Less distributions:
Dividends from net investment income	—	(0.00) (2)	—	—	(0.01)	(0.05)
Distributions from net realized gains	—	(1.34)	(0.71)	(1.00)	(0.73)	(0.50)
Total distributions	—	(1.34)	(0.71)	(1.00)	(0.74)	(0.55)
Net asset value, end of period	$ 8.82	$ 12.39	$ 12.90	$ 10.25	$ 8.94	$ 9.95
Total return	(28.81)% (4)	6.79%	33.03%	26.14%	(2.71)%	23.86%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$316,602	$508,549	$560,243	$427,619	$375,158	$392,869
Ratio of expenses to average net assets	1.08%	1.05%	1.07%	1.09%	1.12%	1.11%
Ratio of net investment income/(loss) to average net assets	0.14% (5)	(0.35)%	(0.28)%	(0.08)%	(0.02)%	0.49%
Portfolio turnover rate	30% (4)	39%	51%	34%	86%	88%

	Value Line Capital Appreciation Fund, Inc. Institutional Class
	Six Months Ended June 30,	Years Ended December 31,
	2022 (unaudited)	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 12.39	$ 12.90	$ 10.22	$ 8.89	$ 9.90	$ 8.43
Income/(loss) from investment operations:
Net investment income/(loss)	0.02 (1)	(0.01) (1)	(0.01) (1)	0.02 (1)	0.04	0.07
Net gains/(losses) on securities (both realized and unrealized)	(3.59)	0.88	3.40	2.31 (3)	(0.30)	1.98
Total from investment operations	(3.57)	0.87	3.39	2.33	(0.26)	2.05
Less distributions:
Dividends from net investment income	—	(0.04)	—	—	(0.02)	(0.08)
Distributions from net realized gains	—	(1.34)	(0.71)	(1.00)	(0.73)	(0.50)
Total distributions	—	(1.38)	(0.71)	(1.00)	(0.75)	(0.58)
Net asset value, end of period	$ 8.82	$ 12.39	$ 12.90	$ 10.22	$ 8.89	$ 9.90
Total return	(28.81)% (4)	7.13%	33.42%	26.51%	(2.61)%	24.31%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$123,782	$184,329	$121,927	$31,858	$24,469	$6,750
Ratio of gross expenses to average net assets	0.88% (5)	0.86%	0.89%	0.97%	1.08%	1.63%
Ratio of net expenses to average net assets	0.83% (5)	0.80%	0.82%	0.84%	0.87%	0.86%
Ratio of net investment income/(loss) to average net assets	0.40% (5)	(0.10)%	(0.06)%	0.17%	0.19%	0.58%
Portfolio turnover rate	30% (4)	39%	51%	34%	86%	88%

(1)	Per share amounts are calculated based on average shares outstanding during the period.
(2)	Amount is less than $0.01 per share.
(3)	Amount includes a non-recurring settlement paid by the Fund related to Legal Proceedings. The settlement payment impacted the realized (loss) per share by less than $0.01 per share for Investor and Institutional class. Total return was not impacted.
(4)	Not annualized.
(5)	Annualized.
See Notes to Financial Statements.

Value Line Core Bond Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Core Bond Fund Investor Class
	Six Months Ended June 30,	Years Ended December 31,
	2022 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 15.11	$ 15.84	$ 15.26	$ 14.40	$ 14.94	$ 14.77
Income/(loss) from investment operations:
Net investment income/(loss)	0.09 (1)	0.19 (1)	0.25 (1)	0.36	0.32	0.34
Net gains/(losses) on securities (both realized and unrealized)	(1.59)	0.53	0.63	0.86	(0.52)	0.17
Total from investment operations	(1.50)	0.34	0.88	1.22	(0.20)	0.51
Less distributions:
Dividends from net investment income	(0.10)	(0.23)	(0.30)	(0.36)	(0.34)	(0.34)
Distributions from net realized gains	—	(0.16)	—	—	—	—
Total distributions	(0.10)	(0.39)	(0.30)	(0.36)	(0.34)	(0.34)
Net asset value, end of period	$ 13.51	$ 15.11	$ 15.84	$ 15.26	$ 14.40	$ 14.94
Total return	(9.93)% (2)	(2.18)%	5.77%	8.51%	(1.31)%	3.47%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$43,748	$50,267	$53,854	$53,976	$54,583	$61,586
Ratio of gross expenses to average net assets	1.18% (3)	1.23%	1.19%	1.14%	1.21%	1.22%
Ratio of net expenses to average net assets	0.90% (3)	0.90%	0.90%	0.93%	0.99%	0.99%
Ratio of net investment income/(loss) to average net assets	1.31% (3)	1.25%	1.62%	2.26%	2.24%	2.01%
Portfolio turnover rate	32% (2)	71%	70%	39%	84%	35%

(1)	Per share amounts are calculated based on average shares outstanding during the period.
(2)	Not annualized.
(3)	Annualized.
See Notes to Financial Statements.

Notes to Financial Statements
June 30, 2022 (unaudited)

1.    Significant Accounting Policies
Value Line Small Cap Opportunities Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Select Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., Value Line Asset Allocation Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Core Bond Fund (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. The Funds each (except for Value Line Core Bond Fund) offer two classes of shares: Investor Class shares and Institutional Class shares. Value Line Core Bond Fund offers only Investor Class shares. Investor Class shares are available to any investor who meets the Fund’s minimum purchase requirement. Institutional Class shares are designed for investors who meet certain administrative, service and account size criteria. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds. The investment objective of each Fund is listed below.
Fund	Investment Goal
Value Line Small Cap Opportunities Fund, Inc.	The Fund seeks long-term capital growth.
Value Line Mid Cap Focused Fund, Inc.	The Fund seeks long-term capital growth.
Value Line Select Growth Fund, Inc.	The Fund seeks long-term capital growth.
Value Line Larger Companies Focused Fund, Inc.	The Fund seeks long-term capital growth.
Value Line Asset Allocation Fund, Inc.	The Fund seeks high total investment return.
Value Line Capital Appreciation Fund, Inc.	The Fund seeks capital appreciation and income.
Value Line Core Bond Fund	The Fund seeks to maximize current income and secondarily capital appreciation.
Each Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A)  Security Valuation:     Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the funds' total net assets by the funds' total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the NYSE on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to EULAV Asset Management (the “Adviser”). A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented

Notes to Financial Statements (continued)

from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B)  Fair Value Measurements:    The Funds follow fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
•	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
•	Level 3 — Inputs that are unobservable.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investments asset or liability level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C)  Federal Income Taxes:    It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2022, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds' financial statements. The Funds' federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D)  Security Transactions and Income:     Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are calculated using the identified cost method. Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Value Line Capital Appreciation Fund, Inc., Value Line Core Bond Fund and Value Line Asset Allocation Fund, Inc. may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Funds may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market reaction, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
The Value Line Core Bond Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Fund's Statement of Operations.
(E)  Fund Distributions:    Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Funds (except for Value Line Core Bond Fund) distribute all of their net investment income annually. Value Line Core Bond Fund declares and pays dividends from its net investment income monthly. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary, to comply with the Internal Revenue Code.

June 30, 2022 (unaudited)

(F)  Class Allocations:    All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated between the share classes based on respective net assets.
Class Specific Expenses:
	Investor Class	Institutional Class	Total
Value Line Small Cap Opportunities Fund, Inc.
Transfer agent fees	$ 7,226	$ 4,733	$11,959
Sub-transfer agent fees	46,469	33,019	79,488
Registration and filing fees	5,191	4,912	10,103
Other	10,411	5,409	15,820

	Investor Class	Institutional Class	Total
Value Line Mid Cap Focused Fund, Inc.
Transfer agent fees	$48,143	$13,537	$61,680
Sub-transfer agent fees	26,301	29,900	56,201
Registration and filing fees	9,740	11,436	21,176
Other	10,027	5,914	15,941

	Investor Class	Institutional Class	Total
Value Line Select Growth Fund, Inc.
Transfer agent fees	$50,914	$1,303	$52,217
Sub-transfer agent fees	48,796	2,835	51,631
Registration and filing fees	9,933	8,952	18,885
Other	15,853	848	16,701

	Investor Class	Institutional Class	Total
Value Line Larger Companies Focused Fund, Inc.
Transfer agent fees	$44,382	$ 941	$45,323
Sub-transfer agent fees	12,730	3,403	16,133
Registration and filing fees	6,402	6,024	12,426
Other	14,807	665	15,472

	Investor Class	Institutional Class	Total
Value Line Asset Allocation Fund, Inc.
Transfer agent fees	$14,894	$ 55,911	$ 70,805
Sub-transfer agent fees	55,566	137,627	193,193
Registration and filing fees	8,822	15,774	24,596
Other	7,030	10,730	17,760

	Investor Class	Institutional Class	Total
Value Line Capital Appreciation Fund, Inc.
Transfer agent fees	$55,621	$13,354	$ 68,975
Sub-transfer agent fees	91,119	73,046	164,165
Registration and filing fees	18,895	20,094	38,989
Other	12,441	4,968	17,409

Notes to Financial Statements (continued)

(G)  Foreign Currency Translation:     The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(H)  Representations and Indemnifications:    In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(I)  Accounting for Real Estate Investment Trusts:    The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(J)  Foreign Taxes:     The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(K)  Securities Lending:     Under an agreement with State Street Bank & Trust Company (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. The Funds or the borrower may terminate the loan at any time. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in “Securities lending income (Net)” in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of June 30, 2022, certain Funds loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral
Value Line Small Cap Opportunities Fund, Inc.	$ 3,388,891	$ 3,422,294
Value Line Larger Companies Focused Fund, Inc.	12,695,960	13,878,411
Value Line Asset Allocation Fund, Inc.	11,488,277	11,689,403

June 30, 2022 (unaudited)

Fund	Value of Securities Loaned	Value of Collateral
Value Line Capital Appreciation Fund, Inc.	$11,679,604	$12,757,595
Value Line Core Bond Fund	2,076,051	2,108,423

*	Value Line Small Cap Opportunities Fund, Inc., Value Line Larger Companies Focused Fund, Inc., Value Line Asset Allocation Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Core Bond Fund. received cash collateral of $1,508,943, $11,449,081, $7,557,555, $7,550,418 and $1,271,738 respectively, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Small Cap Opportunities Fund, Inc. received non cash-collateral of $1,913,351 in the form of U.S. Government obligations, ranging from 0.25% - 1.88%, maturing 8/31/24 — 5/15/31, Value Line Larger Companies Focused Fund, Inc. received non cash-collateral of $2,429,330 in the form of U.S. Government obligations, ranging from 0.25%-6.88%, maturing 10/31/22 — 5/15/50, Value Line Asset Allocation Fund, Inc. received non cash-collateral of $4,131,848 in the form of U.S. Government obligations, ranging from 0.25%-1.88%, maturing 8/31/24 — 5/15/31, Value Line Capital Appreciation Fund, Inc. received non cash-collateral of $5,207,177 in the form of U.S. Government obligations, ranging from 0.25%-6.88%, maturing 7/31/22 — 2/15/51 and Value Line Core Bond Fund received non cash-collateral of $836,685 in the form of U.S. Government obligations, ranging from 0.25%-3.25%, maturing 11/15/22 — 8/15/48. The Funds cannot sell or repledge the non-cash collateral and accordingly are not reflected in the Schedule of Investments. The value of securities loaned is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.
(L)  Other Risks:    An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and was declared a pandemic by the World Health Organization in March 2020. This coronavirus has resulted in travel restrictions, restrictions on gatherings of people (including closings of, or limitations on, dining and entertainment establishments, as well as schools and universities), closed businesses (or businesses that are restricted in their operations), closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious disease outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak cannot be determined with certainty. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and disruption to the global economy, the consequences of which are currently unpredictable. Certain of the Funds’ investments are likely to have exposure to businesses that, as a result of COVID-19, experience a slowdown or temporary suspension in business activities. These factors, as well as any restrictive measures instituted in order to prevent or control a pandemic or other public health crisis, such as the one posed by COVID-19, could have a material and adverse effect on the Funds’ investments.
(M)  Other Matters:     On June 16, 2022, the Board agreed to terminate the Expense Limitation agreement between the Advisor and the Value Line Asset Allocation Fund, Inc. with respect to the Institutional Class. The Change is effective on August 1, 2022. Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.    Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Notes to Financial Statements (continued)

3.    Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the period ended June 30, 2022, were as follows:
Fund	Purchases of Investment Securities Excluding U.S. Government Securities	Sales of Investment Securities Excluding U.S. Government Securities	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Value Line Small Cap Opportunities Fund, Inc.	$ 9,290,205	$ 46,564,272	$ —	$ —
Value Line Mid Cap Focused Fund, Inc.	26,899,150	34,082,713	—	—
Value Line Select Growth Fund, Inc.	16,795,069	39,222,689	—	—
Value Line Larger Companies Focused Fund, Inc.	109,904,993	124,027,365	—	—
Value Line Asset Allocation Fund, Inc.	42,874,796	301,822,234	8,146,950	169,869,477
Value Line Capital Appreciation Fund, Inc.	159,778,141	210,834,837	2,819,365	4,873,522
Value Line Core Bond Fund	11,378,450	12,205,989	3,628,323	2,486,695
4.    Income Taxes
At June 30, 2022, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were:
Fund	Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation) on Investments
Value Line Small Cap Opportunities Fund, Inc.	$234,725,080	$150,412,298	$ (15,362,934)	$135,049,364
Value Line Mid Cap Focused Fund, Inc.	290,558,598	123,456,360	(6,864,342)	116,592,018
Value Line Select Growth Fund, Inc.	196,708,105	170,572,635	(7,099,954)	163,472,681
Value Line Larger Companies Focused Fund, Inc.	267,817,768	50,773,482	(79,700,790)	(28,927,308)
Value Line Asset Allocation Fund, Inc.	950,726,656	225,271,370	(44,330,162)	180,941,208
Value Line Capital Appreciation Fund, Inc.	500,429,295	68,498,491	(116,127,493)	(47,629,002)
Value Line Core Bond Fund	52,338,604	6,500	(4,046,484)	(4,039,984)

June 30, 2022 (unaudited)

Net Unrealized appreciation/depreciation differs for financial statements and tax purposes primarily due to wash sales, return of capital on corporations and market premium amortization.
As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Gain	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards	Late Year Deferrals	Distributable Earnings (Loss)
Value Line Small Cap Opportunities Fund, Inc.*	$ —	$ —	$ —	$205,319,287	$—	$(1,733,755)	$203,585,532
Value Line Mid Cap Focused Fund, Inc.	694,794	10,265,326	—	214,254,768	—	—	225,214,888
Value Line Select Growth Fund, Inc.	—	12,692,458	—	293,507,800	—	—	306,200,258
Value Line Larger Companies Focused Fund, Inc.	—	26,085,207	—	128,659,679	—	—	154,744,886
Value Line Asset Allocation Fund, Inc.*	4,147,539	32,978,908	—	345,169,030	—	—	382,295,477
Value Line Capital Appreciation Fund, Inc.	67,477	33,560,126	—	154,489,330	—	—	188,116,933
Value Line Core Bond Fund	—	—	(4,639)	737,025	—	—	732,386

*	The components of distributable earnings on a tax basis during fiscal year ended March 31, 2022.
The tax composition of distributions paid to shareholders during fiscal years ended December 31, 2021 and 2020 were as follows:
	Year Ended December 31, 2021 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Small Cap Opportunities Fund, Inc.**	$ —	$ 29,540,485	$ 29,540,485
Value Line Mid Cap Focused Fund, Inc.	1,310,346	37,122,381	38,432,727
Value Line Select Growth Fund, Inc.	—	64,909,737	64,909,737
Value Line Larger Companies Focused Fund, Inc.	354,428	47,371,127	47,725,555
Value Line Asset Allocation Fund, Inc.**	5,820,859	109,351,515	115,172,374
Value Line Capital Appreciation Fund, Inc.	2,135,531	67,570,041	69,705,572
Value Line Core Bond Fund	770,855	503,807	1,274,662

**	The tax composition of distributions paid to shareholders during fiscal year ended March 31, 2022.

	Year Ended December 31, 2020 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Small Cap Opportunities Fund, Inc.***	$ —	$ 35,485,282	$ 35,485,282
Value Line Mid Cap Focused Fund, Inc.	1,320,659	33,950,139	35,270,798
Value Line Select Growth Fund, Inc.	—	102,525,944	102,525,944
Value Line Larger Companies Focused Fund, Inc.	4,990,295	30,018,054	35,008,349
Value Line Asset Allocation Fund, Inc.***	4,707,510	9,891,201	14,598,711
Value Line Capital Appreciation Fund, Inc.	3,173,616	31,691,364	34,864,980
Value Line Core Bond Fund	1,025,857	—	1,025,857

***	The tax composition of distributions paid to shareholders during fiscal year ended March 31, 2021.

Notes to Financial Statements (continued)

5.     Investment Advisory Fees, Service and Distribution Fees and Transactions With Affiliates
For providing advisory services to the Value Line Small Cap Opportunities Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Select Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., Value Line Asset Allocation Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Core Bond Fund, and managing each Fund’s investments for the period ended June 30, 2022, the Adviser was paid a fee at an annual rate of 0.74%, 0.64%, 0.73%, 0.73%, 0.62%, 0.65% and 0.35%, respectively, of each Fund’s average daily net assets. The investment advisory agreement between each Fund and the Adviser provides for a combined fee for both advisory services and Administrative Services (as defined in the investment advisory agreement) at an annual rate, based on each Fund’s average daily net assets, equal to 0.75% for Value Line Select Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc. and Value Line Small Cap Opportunities Fund and 0.70% on the first $100 million of average daily net assets, and 0.65% on the remaining net assets for Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Asset Allocation Fund, Inc. and 0.50% for Value Line Core Bond Fund (the “Combined Rate”). The advisory fee component paid by each Fund to the Adviser for each period is calculated by subtracting the amount paid by each Fund for Administrative Services with respect to the same period from the respective Combined Rate. The Adviser provides (or arranges for the provision of) such Administrative Services pursuant to a separate administration agreement with the Funds.
For the Value Line Larger Companies Focused Fund, the Adviser has contractually agreed to waive through June 30, 2023 certain Fund-wide fees and further assume certain Fund-wide expenses to the extent necessary to limit such expenses (excluding brokerage commissions, interest, taxes, and certain non-routine Fund-wide expenses) to 0.90% of the average daily net assets of each class (the “Fund-Level Expense Limitation 1”).
For the Value Line Core Bond Fund, the Adviser and the Distributor have agreed to waive a portion of their advisory and Rule 12b-1 fee and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.90% of the Fund’s average daily net assets (the “Fund-Level Expense Limitation 2”). The Adviser and the Distributor may subsequently recover from the Value Line Core Bond Fund reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Fund-Level Expense Limitation 2 can be terminated or modified before June 30, 2023 only with the agreement of the Fund’s Board.
For Value Line Asset Allocation Fund, Inc., the Adviser contractually agreed to waive and not recoup a portion of its annual advisory fee rate by 0.05% with respect to the portion of the Fund’s average daily net assets that exceed $750 million. This contractual waiver creates a breakpoint in the advisory fee and can be terminated without shareholder approval only by agreement of the Funds’ Board.
For the period ended June 30, 2022, the below Advisory fees were paid or payable to the Adviser:
Fund	Advisory Fee
Value Line Small Cap Opportunities Fund, Inc.	$ 748,046
Value Line Mid Cap Focused Fund, Inc.	1,402,208
Value Line Select Growth Fund, Inc.	1,510,235
Value Line Larger Companies Focused Fund, Inc.	1,074,867
Value Line Asset Allocation Fund, Inc.	1,945,487
Value Line Capital Appreciation Fund, Inc.	1,804,132
Value Line Core Bond Fund	80,082
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the 1940 Act, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. For the period ended June 30, 2022, the below 12b-1 fees were paid or payable to the Distributor:
Fund	Distribution & Service Fees
Value Line Small Cap Opportunities Fund, Inc.	$184,202
Value Line Mid Cap Focused Fund, Inc.	345,400
Value Line Select Growth Fund, Inc.	498,972
Value Line Larger Companies Focused Fund, Inc.	362,094
Value Line Asset Allocation Fund, Inc.	275,916
Value Line Capital Appreciation Fund, Inc.	505,531
Value Line Core Bond Fund	57,640

June 30, 2022 (unaudited)

The Funds (except Value Line Core Bond Fund) have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which the Fund may pay directly to the financial intermediary or indirectly via the Distributor, will not exceed (unless approved by the Board) the lower of: (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the period ended June 30, 2022, the below sub-transfer agency fees were paid or payable to the Distributor:
Fund	Sub-transfer agency Fees
Value Line Small Cap Opportunities Fund, Inc.	$ 79,488
Value Line Mid Cap Focused Fund, Inc.	56,201
Value Line Select Growth Fund, Inc.	51,631
Value Line Larger Companies Focused Fund, Inc.	16,133
Value Line Asset Allocation Fund, Inc.	193,193
Value Line Capital Appreciation Fund, Inc.	164,165
The Adviser agreed to pay or reimburse certain class-specific expenses of the Funds attributable to the Institutional Class, so that the Institutional Class bears its class-specific fees and expenses at the same annual percentage of its average daily net assets as the Investor Class’s class-specific fees and expenses (excluding the 12b-1 fees paid by the Investor Class and certain non-routine class-specific expenses, if applicable) (the “Class Expense Limitation”, together with the Fund-level Expense Limitations (attributable to the Value Line Larger Companies Focused Fund and Value Line Core Bond Fund), the “Expense Limitations”). The Adviser may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the applicable Expense Limitation or, if lower, the expense limitation in effect when the waiver or reimbursement occurred. The Class Expense Limitation can be terminated or modified only with the agreement of the Board of Directors.
As of June 30, 2022, fees contractually waived/ reimbursed by the Adviser amounted to $22,848, $9,660, $9,990, $9,244, $54,782, $42,155 and $7,015 for the Value Line Small Cap Opportunities Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Select Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., Value Line Asset Allocation Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Core Bond Fund, respectively. As of June 30, 2022, the Adviser may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Fund	Expiration for the 12 months ended	Fees Waived and Reimbursed by the Adviser
Value Line Small Cap Opportunities Fund, Inc.	June 30, 2022	$ 12,800
Value Line Small Cap Opportunities Fund, Inc.	June 30, 2023	18,261
Value Line Small Cap Opportunities Fund, Inc.	June 30, 2024	75,571
Value Line Mid Cap Focused Fund, Inc.	June 30, 2022	15,415
Value Line Mid Cap Focused Fund, Inc.	June 30, 2023	37,986
Value Line Mid Cap Focused Fund, Inc.	June 30, 2024	55,342
Value Line Select Growth Fund, Inc.	June 30, 2022	10,122
Value Line Select Growth Fund, Inc.	June 30, 2023	32,652
Value Line Select Growth Fund, Inc.	June 30, 2024	19,986
Value Line Larger Companies Focused Fund, Inc.	June 30, 2022	30,202
Value Line Larger Companies Focused Fund, Inc.	June 30, 2023	21,660
Value Line Larger Companies Focused Fund, Inc.	June 30, 2024	35,039
Value Line Asset Allocation Fund, Inc.	June 30, 2022	—
Value Line Asset Allocation Fund, Inc.	June 30, 2023	—
Value Line Asset Allocation Fund, Inc.	June 30, 2024	85,768
Value Line Capital Appreciation Fund, Inc.	June 30, 2022	28,168
Value Line Capital Appreciation Fund, Inc.	June 30, 2023	30,304
Value Line Capital Appreciation Fund, Inc.	June 30, 2024	119,505

Notes to Financial Statements (continued)

Fund	Expiration for the 12 months ended	Fees Waived and Reimbursed by the Adviser
Value Line Core Bond Fund	June 30, 2022	$118,241
Value Line Core Bond Fund	June 30, 2023	169,838
Value Line Core Bond Fund	June 30, 2024	104,515
During the period ended June 30, 2022, the Value Line Small Cap Opportunities Fund, Inc. and the Value Line Mid Cap Focused Fund Inc. made repayments to the Adviser for previously waived and reimbursed fees in the amounts of $812 and $3,446, respectively.
6.    Fiscal Year End Change
Effective April 1, 2022, the Board agreed to change the fiscal year-end of the Value Line Small Cap Opportunities Fund, Inc. and the Value Line Asset Allocation Fund, Inc. from March 31 to December 31. Accordingly, these Funds’ financial statements and related notes include information as-of and for the three month period ended June 30, 2022, and the year ended March 31, 2022.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2022 through June 30, 2022).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period	Annualized Expense Ratio
Actual*
Value Line Small Cap Opportunities Fund, Inc. — Investor Class**	$1,000.00	$ 874.30	$2.71	1.16%
Value Line Small Cap Opportunities Fund, Inc. — Institutional Class**	1,000.00	874.80	2.13	0.91
Value Line Mid Cap Focused Fund, Inc. — Investor Class	1,000.00	831.90	4.77	1.05
Value Line Mid Cap Focused Fund, Inc. — Institutional Class	1,000.00	832.80	3.64	0.80
Value Line Select Growth Fund, Inc. — Investor Class	1,000.00	769.90	4.96	1.13
Value Line Select Growth Fund, Inc. — Institutional Class	1,000.00	771.00	3.86	0.88
Value Line Larger Companies Focused Fund, Inc. — Investor Class	1,000.00	635.90	4.58	1.13
Value Line Larger Companies Focused Fund, Inc. — Institutional Class	1,000.00	636.70	3.57	0.88
Value Line Asset Allocation Fund, Inc. — Investor Class**	1,000.00	889.50	2.43	1.03
Value Line Asset Allocation Fund, Inc. — Institutional Class**	1,000.00	890.00	1.84	0.78
Value Line Capital Appreciation Fund, Inc. — Investor Class	1,000.00	711.90	4.58	1.08
Value Line Capital Appreciation Fund, Inc. — Institutional Class	1,000.00	711.90	3.52	0.83
Value Line Core Bond Fund — Investor Class	1,000.00	900.70	4.24	0.90
Hypothetical (5% return before expenses)
Value Line Small Cap Opportunities Fund, Inc. — Investor Class**	$1,000.00	$1,009.57	$2.91	1.16%
Value Line Small Cap Opportunities Fund, Inc. — Institutional Class**	1,000.00	1,010.20	2.28	0.91
Value Line Mid Cap Focused Fund, Inc. — Investor Class	1,000.00	1,019.59	5.26	1.05
Value Line Mid Cap Focused Fund, Inc. — Institutional Class	1,000.00	1,020.83	4.01	0.80
Value Line Select Growth Fund, Inc. — Investor Class	1,000.00	1,019.19	5.66	1.13
Value Line Select Growth Fund, Inc. — Institutional Class	1,000.00	1,020.43	4.41	0.88
Value Line Larger Companies Focused Fund, Inc. — Investor Class	1,000.00	1,019.19	5.66	1.13

Fund Expenses (unaudited) (continued)

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period	Annualized Expense Ratio
Hypothetical (5% return before expenses)
Value Line Larger Companies Focused Fund, Inc. — Institutional Class	$1,000.00	$1,020.43	$4.41	0.88%
Value Line Asset Allocation Fund, Inc. — Investor Class**	1,000.00	1,009.90	2.58	1.03
Value Line Asset Allocation Fund, Inc. — Institutional Class**	1,000.00	1,010.52	1.95	0.78
Value Line Capital Appreciation Fund, Inc. — Investor Class	1,000.00	1,019.44	5.41	1.08
Value Line Capital Appreciation Fund, Inc. — Institutional Class	1,000.00	1,020.68	4.16	0.83
Value Line Core Bond Fund — Investor Class	1,000.00	1,020.33	4.51	0.90

*	Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund's most recent fiscal one-half year). These expense ratios may differ from the expense ratios shown in the Financial Highlights.
**	Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by 91/365 (to reflect the Fund's most recent fiscal one-half year). These expense ratios may differ from the expense ratios shown in the Financial Highlights.

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF THE INVESTMENT ADVISORY AGREEMENTS FOR VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC., VALUE LINE MID CAP FOCUSED FUND, INC., VALUE LINE SELECT GROWTH FUND, INC., VALUE LINE LARGER COMPANIES FOCUSED FUND, INC., VALUE LINE ASSET ALLOCATION FUND, INC., VALUE
LINE CAPITAL APPRECIATION FUND, INC., AND VALUE LINE CORE BOND FUND
The Investment Company Act of 1940 (the “1940 Act”) requires the Boards of Directors (the “Board”) of Value Line Small Cap Opportunities Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Select Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., Value Line Asset Allocation Fund, Inc., Value Line Capital Appreciation Fund, Inc., and Value Line Core Bond Fund (each, a “Fund” and collectively, the “Funds”), including a majority of each Board’s Directors who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
As part of the process in considering the continuance of each Fund’s Agreement, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In considering the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors and representatives of Broadridge Financial Solutions, Inc., an independent mutual fund board consulting service.
Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Broadridge Financial Solutions, Inc. utilizing the classification system of Morningstar, Inc., an independent evaluation service (together, “Broadridge/Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Broadridge/Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which were effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each Fund’s Agreement. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying a Fund within a Category, Broadridge/Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Broadridge/Morningstar’s methodology with the objective to permit meaningful comparisons. Broadridge/Morningstar classified Value Line Small Cap Opportunities Fund, Inc. within its Small Growth category and classified Value Line Mid Cap Focused Fund, Inc. within its Mid-Cap Growth category. Broadridge/Morningstar classified Value Line Select Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. within its Large Growth category and classified Value Line Asset Allocation Fund, Inc. within its Allocation – 50% to 70% Equity category. Broadridge/Morningstar classified Value Line Capital Appreciation Fund, Inc. within its Allocation – 85+% Equity category and also included funds within its Allocation – 70% to 85% Equity category in constructing the Fund’s custom Category to permit more robust comparisons. Further, Broadridge/Morningstar classified Value Line Core Bond Fund within its Intermediate Core Bond category.
In preparing a Peer Group for each Fund, Broadridge/Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying a Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice the size to less than a quarter of the size of the Funds and, unless otherwise specified, includes roughly equal number of funds that are smaller and larger than the Fund. Broadridge/Morningstar prepared the Peer Group for Value Line Small Cap Opportunities Fund, Inc. consisting of 9 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund. The Peer Group for Value Line Mid Cap Focused Fund, Inc. consists of 9 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund. The Peer Group for Value Line Select Growth Fund, Inc. consists of 10 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund, and the Peer Group for Value Line Larger Companies Focused Fund, Inc. consists of 10 other retail, load and no-load funds with similar investment style, expense structure and asset size as the Fund. The Peer Group for Value Line Asset Allocation Fund, Inc. consists of 10 other retail, load and no-load funds with similar investment style and expense structure, and the Fund was the largest of the funds in the Peer Group. The Peer Group for Value Line Capital Appreciation Fund, Inc. consists of 5 other retail, load and no-load funds with similar investment style, expense structure and asset size as the Fund. In seeking peers for Value Line Capital Appreciation Fund, Inc., funds with high exposure to small- and micro-cap stocks were eliminated. Further, Broadridge/Morningstar prepared the Peer Group for Value Line Core Bond Fund consisting of 7 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) each Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Broadridge/Morningstar the description of the methodology used by Broadridge/Morningstar to determine each Fund’s Peer Group and Category and the results of the statistical information prepared by Broadridge/Morningstar.
The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in the Fund.
The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance. The Board reviewed each Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index, including considering as appropriate their respective relative risk profiles.
Value Line Small Cap Opportunities Fund, Inc.  The Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the one-year period ended March 31, 2022. The Board further noted that the Fund outperformed the benchmark index, but underperformed the Peer Group and Category medians, for the three-year and five-year periods ended March 31, 2022. The Board also noted that the Fund outperformed the Category median and benchmark index, but underperformed the Peer Group median, for the ten-year period ended March 31, 2022.
Value Line Mid Cap Focused Fund, Inc. The Board noted that the Fund outperformed all other funds in its Peer Group, as well as the Category median, but underperformed the benchmark index for the one-year period ended March 31, 2022. The Board further noted that the Fund outperformed the Category median, but not the Peer Group median and the benchmark index, for the three-year period ended March 31, 2022. The Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the five-year period ended March 31, 2022. The Board also noted that the Fund outperformed the Peer Group and Category medians, but underperformed the benchmark index, for the ten-year period ended March 31, 2022. The Board considered that the Fund’s performance in periods prior to March 2015 was achieved before the Fund’s adoption of a non-fundamental policy of investing at least 80% of the Fund’s total assets in common stocks and other equity securities of mid-sized companies under normal conditions.
Value Line Select Growth Fund, Inc. The Board noted that the Fund outperformed all other funds in the Peer Group and also the Category median, but underperformed the benchmark index, for the one-year period ended March 31, 2022. The Board further noted that the Fund outperformed the Peer Group median and the benchmark index, but not the Category median, for the five-year period ended March 31, 2022. The Board also noted that the Fund underperformed the Peer Group and Category medians and the benchmark index for the three-year and ten-year periods ended March 31, 2022.
Value Line Larger Companies Focused Fund, Inc. The Board noted that the Fund underperformed the benchmark index and the Peer Group and Category medians for the one-year, three-year, five-year, and ten-year periods ended March 31, 2022. The Board noted that the Fund’s performance results over each time period were significantly impacted by its current short-term (one-year) underperformance.
Value Line Asset Allocation Fund, Inc. The Board noted that the Fund performed at the Peer Group median, but underperformed the Category median and the benchmark index, for the one-year period ended March 31, 2022. The Board further noted the Fund underperformed the Peer Group and Category medians and the benchmark index for the three-year period ended March 31, 2022. The Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the five-year period ended March 31, 2022. The Board also noted that the Fund outperformed the Peer Group and Category medians, but underperformed the benchmark index, for the ten-year period ended March 31, 2022.
Value Line Capital Appreciation Fund, Inc. The Board noted that the Fund underperformed the Peer Group and Category medians and the benchmark index for the one-year period ended March 31, 2022. The Board also noted that the Fund outperformed the Category median, but underperformed the Peer Group median and the benchmark index, for the three-year period ended March 31, 2022. The Board further noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the five-year and ten-year periods ended March 31, 2022.

Value Line Core Bond Fund. The Board noted that the Fund’s performance was below the Peer Group and Category medians, as well as the benchmark index, for the one-year, three-year, five-year, and ten-year periods March 31, 2022, and discussed with the Adviser the reasons for the underperformance. The Adviser stated that its conservative bias accounts for a portion of the comparatively lower returns of the Fund during periods in which bond funds have been rewarded for taking on credit risk, especially the three years ended March 31, 2022.
The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the quality and continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs, and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without additional cost beyond amounts required to be paid under the Adviser’s charter document. The Board also considered the Adviser’s continued operations under its business continuity plan in response to the COVID-19 Pandemic, including not only the Adviser’s operations but the Adviser’s oversight of other Fund service providers who also are operating under their business continuity plans and, in some cases, beginning to return to their offices. The Board concluded that each Fund’s management team and the Adviser’s overall resources (including human resources, financial capital and liquidity) were adequate, and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement, including while operating remotely under the Adviser’s business continuity plan.
Adviser’s Fee. The Board considered the Adviser’s fee rate under each Fund’s Agreement relative to the advisory fee rate applicable to the funds in such Fund’s Peer Group and Category before applicable fee waivers. After a review of the information provided to the Board, the Board concluded that each Fund’s advisory fee rate for compensation for the services provided and costs borne by the Adviser under its Agreement was satisfactory for the purpose of approving continuance of such Fund’s Agreement.
Value Line Small Cap Opportunities Fund, Inc. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the advisory fee rate of the Peer Group and Category medians.
Value Line Mid Cap Focused Fund, Inc. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the advisory fee rate of the Peer Group and Category medians.
Value Line Select Growth Fund, Inc. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category (including the Fund), the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was greater than the advisory fee rate of the Peer Group and Category medians.
Value Line Larger Companies Focused Fund, Inc. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category (including the Fund), the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under its Agreement was greater than that of the Peer Group and Category medians.
Value Line Asset Allocation Fund, Inc. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate under the Agreement was greater than the advisory fee rate of the Peer Group and Category medians.
Value Line Capital Appreciation Fund, Inc. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the median advisory fee rate of the Peer Group but greater than the median advisory fee rate of the Category.
Value Line Core Bond Fund. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was greater than the advisory fee rate of the Peer Group and Category medians.
Expenses. The Board also considered each Fund’s total expense ratio relative to its Peer Group and Category medians. For Funds offering more than one class of shares, the Board compared expense ratios of the Peer Group and Category medians to those of the Fund’s Investor Class Shares, not Institutional Class Shares. The Board considered the class-level contractual expense limitation agreement, pursuant to which the Adviser (and, with respect to periods prior to September 17, 2020, the Distributor) agreed to waive certain class-specific sub-transfer agency fees and pay certain class-specific expenses incurred by the Institutional Class to the extent necessary to contractually limit the class-specific fees and expenses of the Institutional Class to the same percentage of its average daily net assets as the class-specific fees and expenses of the Investor Class (excluding Rule 12b-1 fees and any extraordinary expenses incurred in different amounts by the classes). This expense limitation agreement can be terminated without shareholder approval only by agreement of the Fund’s Board. The Board noted that the expense limitation agreement with respect to Value Line Asset Allocation Fund, Inc. was terminated effective August 1, 2022.

For Value Line Larger Companies Focused Fund, Inc., the Adviser and the Board agreed that the Adviser will continue to waive certain Fund-wide fees and further assume certain Fund-wide expenses to the extent necessary to limit such expenses (excluding brokerage commissions, interest, taxes, and certain non-routine Fund-wide expenses) to 0.90% of the average daily net assets of the Institutional Class and 1.15% of the average daily net assets of the Investor Class through June 30, 2023. For Value Line Core Bond Fund, the Adviser, the Distributor and the Board agreed to continue the Fund’s existing expense limitation agreement pursuant to which the Adviser and the Distributor waive a proportionate amount of their advisory fees and Rule 12b-1 fees, respectively, and the Adviser further reimburses certain expenses of the Fund, to the extent necessary to contractually limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.90% of the Fund’s average daily net assets through June 30, 2023. The expense limitation agreement for Value Line Larger Companies Focused Fund, Inc. and for Value Line Core Bond Fund can be terminated or modified before June 30, 2023 only with the approval of the Fund’s Board.
Each expense limitation agreement provides that the Adviser and the Distributor, as applicable, may subsequently recover from assets attributable to the relevant class the waived fees and/or reimbursed expenses (within 3 years from the month in which the waiver/reimbursement occurred) to the extent its expense ratio (subject to the exclusions noted above) is less than the applicable expense limitation or, if lower, the expense limitation in effect when the waiver or reimbursement occurred. After a review of the information provided to the Board, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.
Value Line Small Cap Opportunities Fund, Inc. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Peer Group and Category medians before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Value Line Mid Cap Focused Fund, Inc. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was lower than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Value Line Select Growth Fund, Inc. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was greater than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Value Line Larger Companies Focused Fund, Inc. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was greater than that of the Category median, but less than that of the Peer Group median, before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Value Line Asset Allocation Fund, Inc. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was greater than that of the Peer Group medians before and after giving effect to fee waivers applicable to certain funds in the Peer Group. The Board also noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Category median before, but greater than that of the Category median, after giving effect to fee waivers applicable to certain funds in the Category. The Board further considered that the Adviser proposed to terminate the Expense Limitation for the Fund this year because the size of the Institutional Class of the Fund has doubled to nearly twice the size of the assets of the Investor Class since the Expense Limitation was put in place in 2015 (as an enticement to build assets in the class when first launched).
Value Line Capital Appreciation Fund, Inc. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was lower than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Value Line Core Bond Fund. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program and treasury function. The Board reviewed the services provided by the Adviser and the Distributor in supervising each of the Fund’s third-party service providers, including the Adviser’s request for proposal for transfer agency services that resulted in favorable fee concessions by the transfer agent for the Value Line fund family. The Board also reviewed the services of the Distributor in engaging financial intermediaries to provide sub-transfer agency and related services to shareholders who hold their shares of a Fund in omnibus accounts. The Board noted that the Distributor and the Adviser retained no portion of a Fund’s sub-transfer agency fees as compensation for these services. However, the Distributor and the Adviser would benefit from a Fund’s payment of such fees to financial intermediaries if such payment were to reduce amounts that the Distributor or the Adviser would otherwise pay out of their own resources to the financial intermediaries. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.

Profitability. The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during the current and prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management, sub-transfer agency and/or Rule 12b-1 fees for certain funds, the Funds’ policy prohibiting the Adviser’s use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable in the overall context of its consideration of the continuance of the Agreements.
Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.
Economies of Scale.
Value Line Small Cap Opportunities Fund, Inc. The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Value Line Mid Cap Focused Fund, Inc. The Board noted the Agreement includes a breakpoint applicable to the Adviser’s fee under which the Adviser is paid 0.68% on the first $100 million of the Fund’s average daily net assets and 0.63% on any additional assets. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of more breakpoints to the fee structure was not currently necessary.
Value Line Select Growth Fund, Inc. The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Value Line Larger Companies Focused Fund, Inc. The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Value Line Asset Allocation Fund, Inc. The Board noted favorably that the Adviser had agreed in 2019 to a contractual fee reduction that lowers its annual advisory fee rate by 0.05% with respect to the portion of the Fund’s average daily net assets that exceed $750 million. This contractual fee reduction, which creates a breakpoint in the advisory fee when the Fund’s assets reach $750 million, can be terminated without shareholder approval only by agreement of the Fund’s Board. The Board considered that, given both the current and anticipated size of the Fund, its recent decrease in average daily net assets, the fee breakpoint implemented in 2019 and the total average daily net assets within the Value Line funds, the current advisory fee structure remained adequate to account for any perceived and potential economies of scale for the Fund and that the addition of more breakpoints to the fee structure was not currently necessary.
Value Line Capital Appreciation Fund, Inc. The Board noted the Agreement includes a breakpoint applicable to the Adviser’s fee under which the Adviser is paid 0.68% on the first $100 million of the Fund’s average daily net assets and 0.63% on any additional assets. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of more breakpoints to the fee structure was not currently necessary.
Value Line Core Bond Fund. The Board considered that, given both the current and anticipated size of each Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser. The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.
Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of each Fund’s Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays a fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue each Fund’s Agreement.

Board Approval of Liquidity Risk Management Program
To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. This Rule requires every registered open-end management company to establish a liquidity risk management program (the “LRMP”) that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.
The Funds’ Board approved the appointment of the Adviser’s 40 Act Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the LRMP for the Funds on December 13, 2018 and the Fund’s LRMP on March 15, 2019. At the Board’s regular meeting on June 16, 2022, the Funds’ Chief Compliance Officer provided a report to the Funds’ Board on the operation and effectiveness of the. The Adviser manages liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, the Adviser utilizes a third-party provider of liquidity monitoring services. The third-party provider supplies portfolio-level data and certain assumptions which it uses to determine classifications. The Liquidity Committee reviews and reconciles the information provided for accuracy.
The LRMP effectively managed the Funds’ liquidity risks for the twelve-month period ended December 31, 2021. During this period, each Fund held no less than 50% of its total net assets in highly liquid investments. Because each Fund consisted primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund, and all Funds were well under their illiquid investment limitations. Additionally, no events that would require the filing of Form N-LIQUID occurred.
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Regulatory filings of Forms N-PORT are available on the SEC’s website at http://www.sec.gov.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

In 1950, Value Line started its first mutual fund. For seven decades, knowledgeable investors and financial advisors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what it is today - a diversified family of mutual funds with a wide range of investment objectives.
Strategies That Have Stood the Test of Time
1950 Value Line Mid Cap Focused Fund
1952 Value Line Capital Appreciation Fund
1956 Value Line Select Growth Fund
1972 Value Line Larger Companies Focused Fund
1986 Value Line Core Bond Fund
1993 Value Line Small Cap Opportunities Fund
1993 Value Line Asset Allocation Fund
2015 Institutional shares launched for the Value Line
                       Larger Companies Focused Fund, Small Cap
                         Opportunities Fund, Asset Allocation Fund
                           and Capital Appreciation Fund
2017 Institutional shares launched for the
                       Value Line Mid Cap Focused Fund
2020 Institutional shares launched for the
                       Value Line Select Growth Fund

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, Suite 1606, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

(b)	Not Applicable

Item 2 Code of Ethics

Not applicable.

Item 3 Audit Committee Financial Expert

Not applicable.

Item 4 Principal Accountant Fees and Services

Not applicable

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10 Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11 Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls during the period covered by this report, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13. Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	September 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Jim Gallo
Jim Gallo, Treasurer, Principal Financial Officer

Date:	September 2, 2022